BOND FUNDS
                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1998




                               MONEY MARKET FUND

                        U.S. GOVERNMENT SECURITIES FUND

                              TAX-FREE INCOME FUND

                         MINNESOTA TAX-FREE INCOME FUND

                                   BOND FUND


                                     [LOGO]

                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                                www.sitfunds.com

                         A LOOK AT THE SIT MUTUAL FUNDS

     Sit Mutual Funds are managed by Sit Investment Associates, Inc. Sit Investment Associates was founded by Eugene C. Sit in July 1981 and is dedicated to a single purpose, to be one of the premier investment management firms in the United States. Sit Investment Associates currently manages approximately $7 billion for some of America's largest corporations, foundations and endowments.

     Sit Mutual Funds are comprised of thirteen NO-LOAD funds. NO-LOAD means that Sit Mutual Funds have no sales charges on purchases, no deferred sales charges, no 12b-1 fees, no redemption fees and no exchange fees. Every dollar you invest goes to work for you.

     Sit Mutual Funds offer:
          o    Free telephone exchange
          o    Dollar-cost averaging through an automatic investment plan
          o    Electronic transfer for purchases and redemptions
          o    Free check writing privileges on bond funds
          o    Retirement accounts including IRAs and 401(k) plans


                              SIT FAMILY OF FUNDS

                                    [CHART]

STABILITY:           INCOME:             GROWTH:            HIGH GROWTH:
Safety of principal  Increased income    Long-term capital  Long-term capital
and current income                       appreciation and   appreciation
                                         income

MONEY MARKET         U.S. GOVERNMENT     BALANCED           MID CAP GROWTH
                      SECURITIES         LARGE CAP GROWTH   INTERNATIONAL GROWTH
                     TAX-FREE INCOME     REGIONAL GROWTH    SMALL CAP GROWTH
                     MINNESOTA TAX-FREE                     SCIENCE AND
                      INCOME                                 TECHNOLOGY GROWTH
                     BOND                                   DEVELOPING MARKETS
                                                             GROWTH


                                     [LOGO]

                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)

                                SIT MUTUAL FUNDS
                          BOND FUNDS SEMI-ANNUAL REPORT
                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Chairman's Letter                                                             2

Performance Review                                                            4

FUND REVIEWS AND PORTFOLIOS OF INVESTMENTS

       Money Market Fund                                                      6

       U.S. Government Securities Fund                                       10

       Tax-Free Income Fund                                                  16

       Minnesota Tax-Free Income Fund                                        36

       Bond Fund                                                             48

Notes to Portfolio of Investments                                            52

Statements of Assets and Liabilities                                         53

Statements of Operations                                                     54

Statements of Changes in Net Assets                                          56

Notes to Financial Statements                                                58

Financial Hightlights                                                        62



       This document must be preceded or accompanied by a Prospectus.

[PHOTO]  SIT MUTUAL FUNDS
         SIX MONTHS ENDED SEPTEMBER 30, 1999
         -----------------------------------------------------------------------
         CHAIRMAN'S LETTER

   Interest rates continued to rise over the past six months and have been increasing for nearly a year. In fact, this year's bear market is second only to the worst bear market in history, that of 1994. When viewing the market environment, we believe that shareholders should keep in mind that the 1994 bear market was followed in 1995 by one of the strongest bull markets for bonds. The rise in bond yields over the past six months was primarily caused by continued strong economic growth combined with the fear of increasing inflation for the first time in nearly two years, which prompted the Federal Reserve to raise short-term interest rates by 0.25% on June 30th and again on August 24th.

ECONOMIC OVERVIEW

   Economic growth continues to be strong, and it appears likely that the current economic expansion will surpass the 106-month record expansion in the 1960s. This year's second quarter annualized GDP growth of +1.9%, combined with the third quarter annualized GDP surge of +4.8%, extended the current economic expansion to 102 months. With consumer spending showing few signs of slowing, we forecast continued strong economic growth through the end of the year with fourth quarter GDP growth in the +4.0% area. If our forecast is correct, 1999 would be the third consecutive year with domestic economic growth in the +4.0% range.

   Not surprisingly, this sustained period of economic strength has been accompanied by a modest cyclical increase in inflation. The Consumer Price Index
(CPI) year-over-year percent change reversed its nearly two year declining trend in December 1998 after three consecutive months at +1.5%. The year-over-year CPI rose over the past six months from +1.7% in March to +2.6% in September. Over this period, we also saw commodity prices rise sharply from very low levels as global economies showed signs of improvement. On the labor front, much of the inflation pressures from rising salaries has been successfully offset by productivity gains. We expect the unemployment rate to remain below 5.0% for at least the next 12 months which should continue to push wages higher. Consequently, any slowdown in the relatively high rate of productivity gains could temporarily reduce corporate profit margins and eventually lead to higher prices. With strong economic growth, tight labor markets, rising commodity prices, and improving global economies, we forecast modestly higher prices at the consumer level with the CPI in the +2.5% to +3.0% range. There are two unknown factors at this point that could lead to a slowing in the inflation rate. The first is the possible deflationary effect of consumer purchases made over the internet. The second, is the magnitude and sustainability of the slowdown in the housing sector due to 30-year mortgage rates rising over 8.0%.

   Regarding fiscal policy, the final figures for the fiscal year ended September 30th revealed a $123 billion budget surplus, the non-Social Security portion of the budget surplus was $1 billion. Since most politicians don't want to touch the social security surplus, Congress is struggling to fund its many spending programs. In fact, Congress failed to complete 13 appropriations bills on time and continues to pass stop-gap spending bills to keep federal agencies open. We expect that the current spending caps will most likely be exceeded, stimulating the economy.

STRATEGY SUMMARY

   U.S. Treasury yields have continued to move higher as the Fed announced a tightening bias at its October 5th meeting, causing investors to fear another rise in short-term interest rates at its upcoming meeting on November 16th. Economic data released between now and then will be scrutinized carefully. We currently believe that it is very likely that the Federal Reserve will raise the fed funds and discount rates by a quarter percent at its next meeting. Consequently, we expect interest rates to remain at the higher end of their recent range, which should help moderate economic activity.

   The rise in U.S. Treasury yields over the past six months was outpaced by the rise in corporate yields. This widening of corporate yield spreads was due to a record supply of new corporate debt and a lack of investor demand due to Y2K concerns. Fortunately, our taxable bond portfolios implemented a sector rotation early in the period which involved

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reducing weightings in corporate, asset-backed and collateralized mortgage obligation securities and increasing the weighting in U.S. Treasuries. The sector shift was initially done to avoid expected weakness in most sectors at year-end that may be caused by Y2K concerns. We believe, however, that investor anticipation of a repeat of last year's flight-to-quality caused many sectors to underperform. In fact, we suspect that many investors have now positioned themselves to be able to purchase securities at attractive levels at year-end and are hoping for a significant narrowing of yield spreads to occur early next year. As a result, we believe our portfolios have reaped much of the benefit that could be obtained from the sector shift implemented in the second quarter; therefore, our current strategy is to reverse the sector shift in order to beat the rush of investors with pent-up demand for non-U.S. Treasury securities. Also, taxable portfolio durations will most likely remain slightly shorter than their respective benchmarks as the next Fed meeting approaches.

   While municipal yields rose less than U.S. Treasury yields in the first quarter, they have increased much more than U.S. Treasuries over the past six months and have caught up to the increase in long U.S. Treasury yields. The rise in municipal bond yields reflects a drop in demand for municipals due to selling by mutual funds, competition from the large volume of corporate issuance, and the spate of natural disasters that has reduced property/casualty insurers' appetite for municipals. As a result, municipal bonds remain cheaply valued and compare favorably even to corporate bond yields. Municipals appear most attractive when compared to U.S. Treasury yields, particularly on an after-tax basis. The pre-tax relative yield ratio (the municipal Bond Buyer 40-Bond Index yield versus the 30-year maturity U.S. Treasury yield) increased from 92.9% to 97.2% during the period. Our current municipal portfolio strategy focuses on opportunities to shorten duration and increase coupon income. We find municipals in the 8- to 15-year maturity range to offer the most attractive risk/reward opportunities.

   For all the fixed income strategies, we continue to focus on securities that provide high current income and stability of principal in order to achieve positive incremental returns over longer-term periods. We appreciate your continued interest in Sit Mutual Funds and look forward to helping you with your long-term investment goals.


With best wishes,

/s/ Eugene C. Sit

Eugene C. Sit, CFA
Chairman and Chief Investment Officer

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY - BOND FUNDS

   U.S. Treasury bond yields rose significantly over the past six months with even greater yield increases experienced by corporate and municipal bonds. The causes for the rise in interest rates included strong economic growth coupled with increasing inflation for the first time in nearly two years which prompted the Federal Reserve to raise short-term interest rates twice by +0.25% on June 20th and August 24th.

   During the past six months, the 3-month Treasury bill yield increased +0.4% while the 30-year Treasury bond yield increased +0.4% to yield 4.9% and 6.1%, respectively, as of September 30th. Within the taxable bond market, corporate bonds witnessed widening yield spreads during most of the past six months due to record issuance and reduced investor demand for corporate securities. We believe that the lack of investor enthusiasm stemmed from anticipated weakness in most sectors at year-end due to Y2K concerns and a resultant flight to quality similar to last year. Thus, corporates were the worst performing sector over the past six months. The rise in interest rates, however, reduced the supply of new mortgage securities and slowed refinancing activity, increasing investor demand for mortgages. Consequently, the mortgage sector significantly outperformed for the period. The best performing taxable sector was the asset-backed sector largely due to its relatively short duration.

   Over the past six months, municipal bonds played "catch up" to the rise in Treasury yields that occurred earlier in the year. The yield on the Bond Buyer 40-Bond Index, which was relatively stable during the first quarter, increased +0.7% during the period. Long municipal bonds remain cheaply valued when compared to Treasuries. The relative (pre-tax) yield ratio increased from 92.9% to 97.2% during the period, but remains below the 101.3% relative valuation at the beginning of the year. Municipal bond prices were negatively impacted by a number of factors in recent months, including competition from the large volume of corporate issuance and lack of demand from mutual funds as well as insurance companies.

   Municipal bond indices underperformed taxable bond indices during the period. The housing sector outperformed due to its stable price characteristics and is one of the few revenue sectors with a positive return year-to-date. After years of outperformance, the health care sector is now the weakest performing sector - negatively affected by widening yield spreads and continued credit concerns.

                                                1990           1991
                                              ----------------------
SIT MONEY MARKET FUND (1)                      --              --
--------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND               10.97%          12.87%
--------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       7.29            9.25
--------------------------------------------------------------------
SIT MINNESOTA TAX-FREE
     INCOME FUND                               --              --
--------------------------------------------------------------------
SIT BOND FUND                                  --              --
--------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL INDEX               --              --
LEHMAN INTER. GOVERNMENT BOND INDEX            9.56           14.11
LEHMAN 5-YEAR MUNICIPAL BOND INDEX             7.70           11.41
LEHMAN AGGREGATE BOND INDEX                    --              --


                                               NASDAQ
                                               SYMBOL        INCEPTION
                                               ------        ---------

SIT MONEY MARKET FUND                          SNIXX         11/01/93
---------------------------------------------------------------------
SIT U.S. GOV'T. SECURITIES FUND                SNGVX         06/02/87
---------------------------------------------------------------------
SIT TAX-FREE INCOME FUND                       SNTIX         09/29/88
---------------------------------------------------------------------
SIT MINNESOTA TAX-FREE INCOME FUND             SMTFX         12/01/93
---------------------------------------------------------------------
SIT BOND FUND                                  SIBOX         12/01/93
---------------------------------------------------------------------

3-MONTH U.S. TREASURY BILL INDEX                             11/01/93
LEHMAN INTER. GOVERNMENT BOND INDEX                          05/31/87
LEHMAN 5-YEAR MUNICIPAL BOND INDEX                           09/30/88
LEHMAN AGGREGATE BOND INDEX                                  11/30/93


(1) Converted from Sit Investment Reserve Fund to Sit Money Market Fund on 11/1/93.
(2)  Period from Fund inception through calendar year-end.
(3) Based on the last 12 monthly distributions of net investment income and average NAV as of 9/30/99.
(4) Figure represents 7-day compound effective yield. The 7-day simple yield as of 9/30/99 was 4.86%.
(5) For individuals in the 28%, 31%, 36%, and 39.6% federal tax brackets, the federal tax equivalent yields are 7.31%, 7.62%, 8.22% and 8.71%, respectively (Income subject to state tax, if any).

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  TOTAL RETURN - CALENDAR YEAR

                                                                                    YIELD
                                                                          YTD       AS OF     DISTRIBUTION
  1992      1993        1994      1995     1996       1997      1998      1999     9/30/99      RATE (3)
------------------------------------------------------------------------------     -----------------------
  --        0.46%(2)    3.84%     5.58%     5.08%     5.22%     5.17%     3.46%    4.98%(4)
------------------------------------------------------------------------------     -----------------------
  5.43%     7.34        1.77     11.50      4.99      8.19      6.52      0.89     5.89          5.18%
------------------------------------------------------------------------------     -----------------------
  7.71     10.42       -0.63     12.86      5.69      9.87      6.29     -2.41     5.26(5)       4.90
------------------------------------------------------------------------------     -----------------------

  --        1.60(2)     0.63     11.90      5.89      8.19      6.14     -1.62     5.25(6)       4.83
------------------------------------------------------------------------------     -----------------------
  --        0.34(2)    -1.31     16.83      4.25      9.44      6.52     -0.24     5.52          5.57
------------------------------------------------------------------------------     -----------------------

  --        0.53(2)     4.47      5.98      5.27      5.32      5.01      3.53
  6.93      8.17       -1.75     14.41      4.06      7.72      8.49      0.53
  7.62      8.73       -1.28     11.65      4.22      6.38      5.84      0.73
  --        0.54(2)    -2.92     18.47      3.63      9.65      8.69     -0.70

                                          AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                            PERIODS ENDED SEPTEMBER 30, 1999
         TOTAL RETURN                ---------------------------------------------
   QUARTER       SIX MONTHS                                                SINCE
ENDED 9/30/99   ENDED 9/30/99        1 YEAR     5 YEARS     10 YEARS     INCEPTION
-----------------------------        ---------------------------------------------
    1.19%            2.32%            4.72%       5.15%       --           4.87%
-----------------------------        ---------------------------------------------
    0.85             0.90             1.84        6.47        7.32%        7.69
-----------------------------        ---------------------------------------------
   -1.62            -2.90            -1.89        6.30        6.75         6.91
-----------------------------        ---------------------------------------------
   -1.55            -2.25            -0.77        6.00        --           5.53
-----------------------------        ---------------------------------------------
    0.40            -0.26            -0.22        7.40        --           5.97
-----------------------------        ---------------------------------------------

    1.20             2.37             4.67        5.27        --           5.06
    1.01             0.81             0.78        6.92        7.47         7.67
    0.94            -0.31             1.55        5.61        6.56         6.54
    0.68            -0.21            -0.37        7.84        --           6.17


(6) For Minnesota residents in the 28%, 31%, 36% and 39.6% federal tax brackets, the double exempt tax equivalent yields are 7.93%, 8.27%, 8.92% and 9.45%, respectively (Assumes the maximum Minnesota tax bracket of 8.0%).

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS.

[PHOTO]  SIT MONEY MARKET FUND REVIEW
         SIX MONTHS ENDED SEPTEMBER 30, 1999
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         PAUL J. JUNGQUIST, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Money Market Fund provided investors with a +2.3% return for the six months ended September 30th, compared to a +2.2% average return for the Lipper Analytical Services Money Market Fund universe. The Fund's performance ranked 148th of 353 funds in its Lipper peer group category for the third quarter of 1999. For the 1-year, 3-year, 5-year and since inception periods ended September 30th, the Fund's performance ranked 91st of 322 funds, 64th of 270 funds, 54th of 213 funds and 40th of 187 funds, respectively, in its Lipper peer group. As of September 30th, the Fund's 7-day compound yield was 4.98% and its average maturity was 28 days, compared to 4.54% and 34 days, respectively, on March 31st.

   The Federal Reserve Board increased the federal funds rate in two 0.25% increments during the period to 5.25% from 4.75% on March 31st, in response to continued strong growth in the economy as well as indicators such as increases in the price of oil signaling that inflation may reignite. Three-month Treasury bill yields have been volatile over the past six months, ranging from 4.27% in April to 4.99% in August, finishing at 4.85% on September 30th. Current yield levels imply that the market is expecting an additional tightening by the Fed in the fourth quarter, probably at the November 16th FOMC meeting. Concerns about Y2K may limit the Fed's policy choices as year-end approaches, increasing the likelihood of tightening in November. Accordingly, the Fund will try to shorten its average maturity slightly in anticipation of more attractive yields later in the quarter.

   The Fund has produced competitive returns by focusing on credit research, optimizing average maturity and avoiding the use of risky derivatives. We intend to continue these conservative policies in the future. As domestic economic activity continues to be strong and global economic activity appears to be strengthening, we do not foresee a significant impact on the short-term creditworthiness of top-tier commercial paper issuers in general. We do not anticipate that Y2K problems, if any, will be disruptive to these top-tier commercial paper issuers. We will, however, monitor the Fund's permissible credits for any signs of Y2K-related credit or liquidity problems. The Fund continues to diversify its core holdings and its industry exposure. In the months ahead, we plan to add top-tier credits in the technology and consumer non-durable industries.


                        INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Fund is to achieve maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in short-term debt instruments which mature in 397 days or less and by maintaining a dollar-weighted portfolio maturity of 90 days or less.

   An investment in the Fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.


                               PORTFOLIO SUMMARY

           Net Asset Value     9/30/99:         $ 1.00 Per Share
                               3/31/99:         $ 1.00 Per Share

                      Total Net Assets:         $54.9 Million


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                         Diversified Finance       20.3
                       Consumer Loan Finance       12.7
                                   Utilities       10.3
                        Captive Auto Finance       10.0
                       Consumer Non-Durables        9.3
                                   Insurance        6.6
                                      Energy        6.4
                        Tech./Bus. Equipment        6.0
                      Captive Equip. Finance        5.1
                          Financial Services        4.2
                           Auto Manufacturer        4.2
                                      Retail        3.8
                     Cash & Other Net Assets        1.1

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--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                    SIT MONEY             3-MONTH               LIPPER
                     MARKET            U.S. TREASURY             MONEY
                      FUND              BILL INDEX            MARKET AVG.
                    ---------          -------------          -----------

3 Month**              1.19%               1.20%                 1.11%
6 Month**              2.32                2.37                   N/A
1 Year                 4.72                4.67                  4.41
3 Year                 5.04                5.06                  4.77
5 Year                 5.15                5.27                  4.95
Inception              4.87                5.06                  4.69
  (11/1/93)


                           CUMULATIVE TOTAL RETURNS*

                    SIT MONEY             3-MONTH               LIPPER
                     MARKET            U.S. TREASURY             MONEY
                      FUND              BILL INDEX            MARKET AVG.
                    ---------          -------------          -----------

1 Year                 4.72%               4.67%                 4.41%
3 Year                15.91               15.97                 15.00
5 Year                28.53               29.29                 27.32
Inception             32.49               33.95                 31.17
  (11/1/93)


* As of 9/30/99.                                               **Not annualized.

                               GROWTH OF $10,000

                                    [GRAPH]


The sum of $10,000 invested at inception (11/1/93) and held until 9/30/99 would have grown to $13,249 in the Fund or $13,395 in the 3 Month U.S. Treasury Bill Index assuming reinvestment of all dividends and capital gains.


                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)


                                                          LOWER OF MOODY'S, S&P,
                                                          FITCH OR DUFF & PHELPS
                                                               RATINGS USED.

                       [PIE CHART]              First Tier Securities
                                                        100%

                                          First Tier Securities             100%
                                          Second Tier Securities              0%


PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MONEY FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL MAINTAIN A $1 SHARE VALUE. YIELD FLUCTUATES. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE 3-MONTH U.S. TREASURY BILL INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

SIT MONEY MARKET FUND
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)
------------------------------------------------------------------------
       QUANTITY($)   NAME OF ISSUER                      MARKET VALUE(1)
------------------------------------------------------------------------
COMMERCIAL PAPER (101.0%) (2)
   AUTO MANUFACTURER (4.2%)
                     Daimler Chrysler Hldgs.:
           637,000     5.23 %, 10/18/99                        $635,445
           600,000     5.35 %, 11/10/99                         596,480
           700,000     5.38 %, 11/15/99                         695,354
           375,000     5.38 %, 11/29/99                         371,730
                                                         ---------------
                                                              2,299,009
                                                         ---------------

   CAPITAL GOODS (2.1%)
         1,139,000   Deere & Co., 5.21%, 10/8/99              1,137,857
                                                         ---------------

   CAPTIVE AUTO FINANCE (10.0%)
                     Ford Motor Credit Corp.:
           750,000     5.31 %, 10/5/99                          749,560
           500,000     5.31 %, 10/13/99                         499,120
           700,000     5.35 %, 11/18/99                         695,072
           350,000     5.33 %, 11/29/99                         346,971
                     General Motors Acceptance Corp.:
           850,000     5.24 %, 10/15/99                         848,288
           570,000     5.35 %, 11/5/99                          567,069
           850,000     5.84 %, 1/18/00                          835,227
         1,000,000   Toyota Motor Credit Corp.,
                       5.32 %, 11/23/99                         992,241
                                                         ---------------
                                                              5,533,548
                                                         ---------------

   CAPTIVE EQUIPMENT FINANCE (5.1%)
         1,000,000   Caterpillar Finance, Inc., 5.29%, 10/7/99  999,125
           800,000   IBM Credit Corp., 5.28%, 10/21/99          797,680
         1,000,000   Xerox Credit Corp., 5.31%, 10/22/99        996,920
                                                         ---------------
                                                              2,793,725
                                                         ---------------

   CONSUMER LOAN FINANCE (12.7%)
                     American Express Credit Corp.:
           600,000     5.33 %, 10/28/99                         597,620
           500,000     5.33 %, 10/29/99                         497,943
           600,000     5.34 %, 11/5/99                          596,914
           600,000     5.34 %, 11/22/99                         595,415
           575,000   American General Financial,
                       5.20 %, 10/13/99                         574,015
                     Household Finance Corp.:
           300,000     5.27 %, 10/20/99                         299,175
           600,000     5.32 %, 11/4/99                          597,019
           900,000     5.35 %, 11/16/99                         893,928
                     Norwest Financial, Inc.:
           494,000     5.18 %, 10/4/99                          493,789
           800,000     5.19 %, 10/5/99                          799,543
           521,000     5.33 %, 10/28/99                         518,937
           500,000     5.35 %, 11/12/99                         496,908
                                                         ---------------
                                                              6,961,206
                                                         ---------------

   CONSUMER NON-DURABLES (9.3%)
                     Coca Cola Co.:
         1,000,000     5.21 %, 10/4/99                          999,569
           850,000     5.28 %, 11/15/99                         844,390
                     Coca Cola Enterprises:
         1,000,000     5.30 %, 10/20/99 (5)                     997,229
         1,300,000     5.41 %, 11/19/99 (5)                   1,290,551
         1,000,000   Procter & Gamble Co., 5.31%, 11/1/99       995,479
                                                         ---------------
                                                              5,127,218
                                                         ---------------

   DIVERSIFIED FINANCE (20.3%)
                     Associates First Capital Corp.:
         1,075,000     5.30 %, 10/26/99                       1,071,062
         1,300,000     5.34 %, 11/9/99                        1,292,567
                     Associates First Capital B.V.:
         1,000,000     5.36 %, 11/26/99                         991,740
           600,000     5.39 %, 12/10/99                         593,782
           500,000     5.37 %, 12/13/99                         494,616
                     CIT Group Holdings, Inc.:
           950,000     5.22 %, 10/19/99                         947,549
           700,000     5.30 %, 10/27/99                         697,346
           650,000     5.33 %, 11/24/99                         644,852
                     General Electric Capital Corp.:
           350,000     5.24 %, 10/4/99                          349,849
         1,000,000     5.36 %, 10/29/99                         995,870
           500,000     5.37 %, 12/9/99                          494,911
           500,000     5.69 %, 1/19/00                          491,169
                     General Electric Capital Services:
           838,000     5.21 %, 10/12/99                         836,683
           600,000     5.20 %, 10/14/99                         598,886
           650,000     5.25 %, 10/22/99                         648,032
                                                         ---------------
                                                             11,148,914
                                                         ---------------

   ENERGY (6.4%)
         2,607,000   BP America, Inc., 5.57%, 10/1/99         2,607,000
           900,000   Chevron Oil, 5.31%, 11/8/99                894,994
                                                         ---------------
                                                              3,501,994
                                                         ---------------

   FINANCIAL SERVICES (4.2%)
                     Transamerica Finance Corp.:
           800,000     5.15 %, 10/1/99                          800,000
         1,500,000     5.29 %, 11/2/99                        1,493,040
                                                         ---------------
                                                              2,293,040
                                                         ---------------

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--------------------------------------------------------------------------------

------------------------------------------------------------------------
       QUANTITY($)   NAME OF ISSUER                      MARKET VALUE(1)
------------------------------------------------------------------------
   INSURANCE (6.6%)
         1,000,000   American Family Fin'l, 5.22%, 10/25/99     996,567
                     American General Corp.:
           750,000     5.36 %, 11/12/99                         745,363
           900,000     5.35 %, 11/23/99                         892,978
         1,000,000   Liberty Mutual Capital Corp.,
                       5.32 %, 10/18/99 (5)                     997,497
                                                         ---------------
                                                              3,632,405
                                                         ---------------

   RETAIL (3.8%)
                     Sears Roebuck & Co.:
           800,000     5.26 %, 10/14/99                         798,492
           600,000     5.39 %, 11/8/99                          596,624
           700,000     5.40 %, 11/17/99                         695,120
                                                         ---------------
                                                              2,090,236
                                                         ---------------

   TECHNOLOGY/BUSINESS EQUIPMENT (6.0%)
                     IBM Corp.:
           700,000     5.24 %, 10/5/99                          699,596
         1,000,000     5.22 %, 10/6/99                          999,282
           600,000     5.22 %, 10/7/99                          599,483
         1,000,000   Xerox Capital Corp., 5.30%, 10/18/99       997,507
                                                         ---------------
                                                              3,295,868
                                                         ---------------

   UTILITIES (10.3%)
         2,500,000   Ameritech Capital Funding Corp.,
                       5.55 %, 10/1/99 (5)                    2,500,000
                     BellSouth Capital Funding:
         1,000,000     5.24 %, 10/1/99 (5)                    1,000,000
         1,200,000     5.33 %, 11/3/99 (5)                    1,194,203
         1,000,000   SBC Communications, 5.31%, 10/25/99        996,480
                                                         ---------------
                                                              5,690,683
                                                         ---------------


Total commercial paper
   (cost:  $55,505,703)                                      55,505,703
                                                         ---------------

Total investments in securities
   (cost:  $55,505,703) (6)                                 $55,505,703
                                                         ===============


See accompanying notes to portfolios of investments on page 52.

[PHOTO]  SIT U.S. GOVERNMENT SECURITIES FUND REVIEW
         SIX MONTHS ENDED SEPTEMBER 30, 1999
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit U.S. Government Securities Fund provided investors with a +0.9% return for the six months ended September 30th compared to a +0.8% return of the Lehman Intermediate Government Bond Index. For the twelve months ending September 30th, the Fund's total return was +1.8% versus +0.8% return for the Lehman index. The Fund holds a 5-star Overall rating by Morningstar(1) out of 1585 funds in the taxable bond category for the period ended September 30th.

   U.S. Treasury yields finally stabilized during the third quarter after rising significantly in the second quarter. For the past six-month period, prices declined significantly in the Fund's longer duration collateralized mortgage obligation and U.S. Treasury holdings. The increase in interest rates, however, slowed the rate of prepayments in the mortgage pass-through sector, which raised the yield that the Fund earned on its mortgage holdings. As a result, the pass-through holdings provided the highest return in the Fund.

   Investment activity for the period involved reducing the Fund's weighting in U.S. Treasury securities and purchasing pass-through securities with higher yields. As a result of this sector shift, combined with lower mortgage refinancing activity, the Fund's 30-day SEC yield rose from 5.25% on 3/31/99 to 5.89% on 9/30/99.

   We expect interest rates to remain near the higher end of their recent range as investors assess the likelihood of a third increase in short-term interest rates by the Federal Reserve. At its October 5th meeting, the Fed held rates steady, but announced that a tightening bias had been adopted. As a result, economic data released between now and the next Fed meeting on November 16th will be scrutinized carefully. We intend to keep the Fund's duration slightly shorter than that of its benchmark and will continue to invest in securities that offer high levels of interest income.

--------------------------------------------------------------------------------
(1)Morningstar proprietary ratings reflect historical risk-adjusted performance through 9/30/99. These ratings are subject to change monthly and are calculated from the fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive 5 stars. In the taxable bond category, Sit U.S. Government Securities Fund received a 5-star rating for the 3-, 5- and 10-year periods out of 1585, 1153 and 374 funds, respectively.

                       INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issues, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

   Agency mortgage securities and U.S. Treasury securities will be the principal holdings in the Fund. The mortgage securities that the Fund will purchase consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).


                               PORTFOLIO SUMMARY

           Net Asset Value     9/30/99:        $ 10.32 Per Share
                               3/31/99:        $ 10.51 Per Share
                      Total Net Assets:        $161.9 Million
                      30-day SEC Yield:           5.89%
            12-Month Distribution Rate:           5.18%
                      Average Maturity:          14.4 Years
                    Effective Duration:           2.8 Years(2)

(2) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

GNMA Pass-Through             41.9
U.S. Treasury                 16.7
FNMA Pass-Through             13.5
FHLMC Pass-Through            13.3
Collateralized Mortgage
     Obligations              11.3
Cash & Other Net Assets        3.3

                                                                          [LOGO]
--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                       SIT
                   U.S. GOV'T.             LEHMAN               LIPPER
                   SECURITIES          INTER. GOV'T.          U.S. GOV'T.
                      FUND              BOND INDEX             FUND AVG.
                   ----------          -------------          -----------

3 Month**              0.85%               1.01%                 0.34%
6 Month**              0.90                0.81                   N/A
1 Year                 1.84                0.78                 -2.66
5 Year                 6.47                6.92                  6.72
10 Year                7.32                7.47                  7.09
Inception              7.69                7.67                  7.19
  (6/2/87)


                           CUMULATIVE TOTAL RETURNS*

                       SIT
                   U.S. GOV'T.             LEHMAN               LIPPER
                   SECURITIES          INTER. GOV'T.          U.S. GOV'T.
                      FUND              BOND INDEX             FUND AVG.
                   ----------          -------------          -----------

1 Year                 1.84%               0.78%                -2.66%
5 Year                36.81               39.74                 38.42
10 Year              102.66              105.51                 98.38
Inception            149.39              148.92                135.58
  (6/2/87)

* As of 9/30/99.                                               **Not annualized.

                               GROWTH OF $10,000

                                    [GRAPH]

The sum of $10,000 invested at inception (6/2/87) and held until 9/30/99 would have grown to $24,939 in the Fund or $24,892 in the Lehman Intermediate Government Bond Index assuming reinvestment of all dividends and capital gains.


                         ESTIMATED AVERAGE LIFE PROFILE

                                                      The Adviser's estimates of
                                                     the dollar weighted average
                                                         life of the portfolio's
                                                      securities, which may vary
                                                   from their stated maturities.


                      0-1 Year       3.7%
                      1-5 Years     79.9%
                      5-10 Years    13.0%
                      10-20 Years    3.4%


PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

-------------------------------------------------------------
  QUANTITY($)   NAME OF ISSUER                 MARKET VALUE(1)
-------------------------------------------------------------
MORTGAGE PASS-THROUGH SECURITIES (68.7%) (2)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (13.3%):
        56,374  8.50%, 1/1/17                        $58,684
         6,946  8.75%, 12/1/01                         7,130
       420,265  8.75%, 1/1/17                        439,236
       308,937  9.00%, 4/1/03                        318,703
        44,561  9.00%, 10/1/04                        46,719
       171,526  9.00%, 12/1/05                       178,641
       520,094  9.00%, 1/1 - 2/1/06                  541,554
       360,259  9.00%, 5/1 - 7/1/09                  377,976
       109,152  9.00%, 10/1/13                       112,618
     1,584,929  9.00%, 5/1 - 11/1/16               1,662,678
     2,359,222  9.00%, 1/1 - 10/1/17               2,474,598
       410,597  9.00%, 6/1/18                        430,548
       403,050  9.00%, 10/1/19                       421,584
       543,562  9.00%, 5/1 - 8/1/21                  567,616
       113,450  9.25%, 7/1/08                        117,939
       403,256  9.25%, 8/1/09                        425,339
       417,896  9.25%, 7/1/10                        440,826
       205,469  9.25%, 3/1/11                        213,567
     1,561,509  9.25%, 1/1 - 3/1/19                1,642,812
       279,128  9.50%, 10/1/08                       296,141
       421,220  9.50%, 12/1/09                       441,754
     1,211,308  9.50%, 2/1 - 6/1/10                1,285,554
       192,148  9.50%, 1/1/11                        203,888
       813,583  9.50%, 6/1/11                        862,601
       917,626  9.50%, 6/1 - 10/1/16                 973,341
       230,655  9.50%, 6/1 - 9/1/17                  245,073
       285,581  9.50%, 6/1 - 12/1/18                 303,100
       101,430  9.50%, 6/1/19                        107,547
     1,668,495  9.50%, 7/1 - 9/1/20                1,769,196
       352,957  9.75%, 12/1/08                       376,783
       138,372  9.75%, 6/1/11                        143,955
        68,592  9.75%, 6/1/17                         73,265
       463,011  9.85%, 5/1/16                        495,626
       587,996 10.00%, 11/1/10                       631,572
       270,542 10.25%, 6/1/10                        291,980
       157,118 10.25%, 2/1/17                        169,682
       136,593 10.29%, 9/1/16                        147,684
        58,264 10.50%, 4/1 - 7/1/04                   61,615
       865,234 10.50%, 5/1/14                        938,372
           737 11.00%, 10/1/00                           774
        83,183 11.00%, 12/1/11                        91,173
       100,515 11.00%, 2/1/14                        110,211
        99,628 11.00%, 6/1/15                        109,206
       258,109 11.00%, 2/1/18                        283,212
       444,315 11.00%, 5/1 - 7/1/19                  488,257
       121,890 11.25%, 10/1/09                       134,331
                                              --------------
                                                  21,514,661
                                               --------------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.5%):
       216,851  8.50%, 8/1/06                        223,407
        20,538  8.875%, 3/1/17                        21,546
     2,808,322  9.00%, 1/1 - 5/1/09                2,922,458
       116,126  9.00%, 4/1/10                        121,140
       752,086  9.00%, 11/1/16                       784,434
     1,578,479  9.00%, 1/1 - 12/1/17               1,648,515
     1,012,231  9.00%, 9/1 - 12/15/19              1,074,336
       246,949  9.00%, 4/1 - 9/1/20                  257,596
       276,299  9.00%, 9/1 - 11/1/21                 288,541
       726,749  9.25%, 7/1/10                        763,581
        99,811  9.25%, 4/1/12                        105,612
       559,955  9.25%, 10/1 - 12/1/16                588,272
        84,120  9.25%, 3/1/17                         88,373
        77,794  9.375%, 5/1/16                        82,061
       142,645  9.50%, 1/1/06                        150,885
        91,980  9.50%, 9/1/08                         97,273
       170,075  9.50%, 1/1/11                        180,917
       229,392  9.50%, 5/1/14                        245,305
     1,263,850  9.50%, 4/1 - 9/1/16                1,338,103
       755,969  9.50%, 11/1 - 12/1/18                805,540
       986,231  9.50%, 5/1 - 12/1/19               1,043,682
     1,785,233  9.50%, 4/1 - 9/1/20                1,892,190
       540,942  9.50%, 3/1/21                        572,662
       786,603  9.75%, 1/1/13                        854,935
        97,936  10.00%, 3/1/11                       105,678
       535,412  10.00%, 6/1/14                       573,710
       587,590  10.00%, 12/1/19                      635,079
       329,853  10.00%, 2/1/21                       353,440
     2,456,045  10.25%, 8/15/13                    2,706,243
       190,538  10.50%, 5/1/09                       207,313
        30,986  10.75%, 11/1/10                       33,797
       394,650  11.00%, 10/1/06                      418,767
        39,464  11.00%, 4/1/14                        43,316
       229,858  11.00%, 8/1/15                       252,079
                Municipal (FNMA collateralized):
       355,000   Alabama Hsg. Fin. Auth. Multifamily
                   Series 1999B, 5.70%, 9/1/03       349,455
                                               --------------
                                                  21,830,241
                                               --------------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (41.9%) (3):
        92,306  7.50%, 3/15/07                        94,614
       280,676  7.50%, 5/15/16                       285,285
        15,600  8.00%, 7/15/03                        16,145
       141,514  8.00%, 10/15/12                      145,200
     1,650,335  8.00%, 5/15 - 9/15/16              1,695,178
       138,143  8.25%, 2/15 - 6/15/02                141,995
       438,188  8.25%, 12/15/11                      455,071

                                                                          [LOGO]
--------------------------------------------------------------------------------


------------------------------------------------------------------------
   QUANTITY($)  NAME OF ISSUER                      MARKET VALUE(1)
------------------------------------------------------------------------

       157,780  8.25%, 1/15/12                       162,405
       379,470  8.25%, 8/15/15                       390,737
        46,396  8.50%, 11/15/01                       47,266
       247,004  8.50%, 12/15/11                      255,649
       458,645  8.50%, 1/15/12                       473,656
       289,694  8.50%, 4/15/15                       298,424
       630,124  8.50%, 9/15/16                       651,510
       557,858  8.50%, 1/15/17                       576,708
       103,346  8.75%, 7/15/02                       108,111
       113,512  8.75%, 5/15/03                       118,781
       502,029  8.75%, 5/15 - 11/15/06               525,737
       188,368  8.75%, 2/15 - 3/15/07                195,443
       125,406  8.75%, 11/15/09                      130,155
     1,009,526  8.75%, 6/15 - 12/15/11             1,048,018
        30,600  8.75%, 2/20/17                        31,541
        84,243  9.00%, 10/15/04                       88,635
       328,048  9.00%, 4/15 - 10/15/06               345,253
       262,982  9.00%, 6/15 - 10/15/07               275,034
       604,111  9.00%, 9/15 - 12/15/08               632,298
     1,118,264  9.00%, 2/15 - 12/15/09             1,167,798
     1,028,940  9.00%, 7/15/10                     1,074,697
     2,653,107  9.00%, 5/15 - 10/15/11             2,794,593
       126,332  9.00%, 1/15/12                       131,801
        47,782  9.00%, 8/15/15                        49,891
       576,771  9.00%, 6/20 - 12/20/16               596,623
     6,238,474  9.00%, 1/15 - 8/20/17              6,576,873
     6,064,276  9.00%, 12/15/19                    6,343,671
       110,744  9.00%, 7/20 - 10/20/21               114,504
       303,907  9.10%, 5/15/18                       319,011
        35,211  9.25%, 4/15 - 9/15/01                 36,839
       109,236  9.25%, 4/15/03                       114,949
       194,379  9.25%, 3/15/05                       204,658
       443,973  9.25%, 11/15/09                      463,574
       493,930  9.25%, 1/15 - 11/15/10               520,301
       272,275  9.25%, 11/15/11                      284,326
       120,472  9.25%, 4/15/12                       125,755
       245,037  9.25%, 5/15 - 10/15/16               257,261
       705,653  9.25%, 2/20 - 11/20/17               737,140
        75,317  9.50%, 1/15 - 3/15/05                 78,759
       144,276  9.50%, 1/15/06                       152,061
     4,628,123  9.50%, 6/15 - 12/15/09             4,932,442
     1,285,271  9.50%, 1/15 - 11/15/10             1,352,011
       422,806  9.50%, 1/15 - 3/15/11                441,697
     2,117,242  9.50%, 2/15 - 12/15/16             2,251,507
     3,399,409  9.50%, 1/15 - 12/20/17             3,641,053
     4,753,924  9.50%, 4/15 - 10/20/18             5,023,265
     2,532,564  9.50%, 1/15 - 12/15/19             2,700,575
       327,909  9.50%, 1/15 - 10/15/20               349,533
       257,608  9.50%, 1/15 - 8/15/21                275,080
        18,949  9.75%, 5/15/01                        19,825
        98,012  9.75%, 11/15/02                      103,335
       137,460  9.75%, 7/15 - 12/15/03               144,866
        21,044  9.75%, 3/15/04                        22,186
       645,424  9.75%, 6/15 - 8/15/05                680,814
       279,953  9.75%, 1/15 - 2/15/06                298,789
       369,786  9.75%, 8/15 - 9/15/09                392,153
     1,340,916  9.75%, 8/15 - 12/15/10             1,420,897
       547,558  9.75%, 11/15 - 12/15/12              580,338
        95,490  9.75%, 4/15/18                       101,985
       110,764  10.00%, 8/15/02                      116,978
       121,916  10.00%, 11/15/03                     127,859
        96,502  10.00%, 5/15/04                      101,878
       753,030  10.00%, 7/15/05                      795,408
       108,118  10.00%, 1/15/06                      114,149
       143,568  10.00%, 11/15/08                     152,326
        59,571  10.00%, 5/15 - 11/15/09               63,485
       926,894  10.00%, 6/15 - 11/15/10              983,832
        88,418  10.00%, 1/15/11                       93,834
       175,619  10.00%, 10/15/15                     189,651
        90,260  10.00%, 3/20 - 9/15/16                96,463
       200,759  10.00%, 11/15/17                     216,864
       204,457  10.00%, 10/15/18                     221,002
     1,252,538  10.00%, 2/15 - 11/15/19            1,360,271
       197,894  10.00%, 1/15 - 12/15/20              213,683
       277,755  10.00%, 6/15/21                      300,123
         8,110  10.25%, 11/15/00                       8,166
        17,336  10.25%, 2/15 - 4/15/01                18,138
        84,711  10.25%, 12/15/02                      89,479
       120,204  10.25%, 5/15 - 8/15/04               126,975
       198,764  10.25%, 7/15/05                      209,938
       107,357  10.25%, 5/15/09                      113,638
         1,047  10.50%, 9/15/00                        1,054
        21,625  10.50%, 9/15/01                       22,625
        41,726  10.50%, 12/15/02                      44,071
       159,805  10.50%, 6/15/09                      177,184
       107,560  10.50%, 7/15/10                      113,941
       139,647  10.50%, 8/15 - 11/15/15              150,895
       113,315  10.50%, 3/15 - 12/15/16              122,457
       193,534  10.50%, 11/15/18                     209,388
         6,392  10.75%, 11/15/00                       6,436
        35,420  10.75%, 9/15/03                       37,418
        73,224  10.75%, 9/15/05                       77,387
       104,280  10.75%, 8/15/06                      112,362
        25,444  10.75%, 1/15/10                       26,962
        75,606  10.75%, 7/15 - 8/15/11                81,417
       146,765  11.00%, 6/15/04                      155,109

                 See accompanying notes to portfolios of investments on page 52.

SIT U.S. GOVERNMENT SECURITIES FUND
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)

-------------------------------------------------------------
   QUANTITY($)  NAME OF ISSUER                 MARKET VALUE(1)
-------------------------------------------------------------

       396,096  11.00%, 1/15 - 6/15/10               434,268
        17,136  11.00%, 7/15/13                       18,611
        65,130  11.25%, 8/15 - 12/15/00               65,578
         6,732  11.25%, 1/15/01                        7,043
        14,501  11.25%, 5/15/03                       15,323
       278,488  11.25%, 9/15 - 10/15/05              299,809
       471,096  11.25%, 6/15 - 9/15/10               518,941
     1,542,389  11.25%, 2/15 - 10/15/11            1,698,792
        76,387  11.75%, 5/15 - 7/15/00                76,912
        97,359  11.75%, 5/15 - 6/15/04               103,792
         5,297  12.75%, 1/15/00                        5,330
           776  13.25%, 10/15/99                         772
                Municipal (GNMA collateralized):
       299,000   Bernalillo Multifamily Rev. Series
                   1998A, 7.50%, 9/20/20             294,318
       150,000   Dakota Multifamily Rev. Series
                   1999A, 6.50%, 12/20/05            147,860
       565,000   Maplewood Multifamily Rev.
                   Series 1998B, 6.75%, 7/20/15      539,106
       500,000   Nortex Multifamily Rev. Series
                   1999T, 6.50%, 3/20/06             489,355
                                               --------------
                                                  67,834,941
                                               --------------


Total mortgage pass-through securities           111,179,843
                                               --------------
    (cost: $111,799,848)

U.S. GOVERNMENT SECURITIES (16.7%) (2)
                U.S. Treasury Inflation Index Bond,
     5,257,150   3.38%, 1/15/07                    5,018,896
                U.S. Treasury Notes:
     7,000,000   5.75%, 8/15/03                    6,975,500
     7,400,000   6.13%, 8/15/07                    7,406,068
                U.S. Treasury Strips:
     2,000,000   6.93% effective yield, 11/15/04   1,473,780
     2,100,000   4.72% effective yield, 5/15/06    1,403,367
     9,000,000   5.82% effective yield, 11/15/09   4,747,320
                                               --------------

Total U.S. government securities                  27,024,931
                                               --------------
    (cost: $27,092,019)

COLLATERALIZED MORTGAGE OBLIGATIONS (11.3%) (2)
                Federal Home Loan Mtg. Corp.,
       110,656   1006-C, 9.15%, 10/15/20             115,948
    10,000,000  FNMA 1998-46E, 6.00%, 8/18/28      9,160,800
                Vendee Mortgage Trust:
       639,329   Series 1996-2 1B, 6.75%, 9/15/09    639,003
     7,300,000   Series 1992-2 1F, 7.00%, 2/15/18  7,332,412
     1,045,000   Series 1992-1 2K, 7.75%, 5/15/08  1,069,558
                                               --------------

Total collateralized mortgage obligations         18,317,721
                                               --------------
    (cost: $18,858,066)

SHORT-TERM SECURITIES (2.9%) (2)
     4,500,000  FHLMC Disc. Note, 4.60%, 7/1/99    4,500,000
       193,875  Dreyfus Cash Mgmt. Fund, 4.93%       193,875
                                               --------------


Total short-term securities                        4,693,875
                                               --------------
    (cost: $4,693,875)

Total investments in securities
    (cost: $162,443,808) (6)                    $161,216,370
                                               ==============

                 See accompanying notes to portfolios of investments on page 52.

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                                       15

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[PHOTO]  SIT TAX-FREE INCOME FUND REVIEW
         SIX MONTHS ENDED SEPTEMBER 30, 1999
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

      Municipal bond yields played "catch up" during the quarter to the rise in taxable bond yields that occurred earlier in the year. The Fund's price per share decreased $0.55 during the semi-annual period to $9.84 on September 30th. The Fund's longer duration holdings, along with its health care holdings, experienced greater price declines with the rise in interest rates, resulting in a -2.9% return for the six-month period which compares to -0.3% for the Lehman 5-year Municipal Bond Index. Although its 3-month return of -1.6% ranked #191 of 278 general municipal funds tracked by Lipper Analytical Services, the Fund's performance over longer-term periods remains very competitive. As of September 30th, the Fund's performance ranked #49 of 263 funds for the one-year period, #40 of 162 for the 5-year period, #38 of 77 for the 10-year period, and #37 of 74 since its inception.

   With the rise in interest rates, the Fund's 30-day SEC yield increased from 4.54% as of March 31st to 5.26% as of September 30th and ranks among the top 10% of general municipal funds tracked by Lipper. The Fund's 12-month distribution rate, which typically lags movements in yield, was relatively constant at 4.90%.

   Fund assets declined from $895.4 million to $785.7 million during the period, in part due to anticipated withdrawals for tax payments. Cash decreased from 11.0% to 2.3%. Sales were made across several industry sectors, resulting in most weightings remaining relatively unchanged. Nonetheless, health care bonds increased from 23.6% to 24.4% and single family housing bonds increased from 13.8% to 14.8%. The Fund's weighting in transportation issues was eliminated as its position in a Foothills, CA toll road issue was advance refunded with U.S. government securities and subsequently upgraded to AAA. The reduction in cash contributed to increases in the Fund's implied duration from 7.0 years to 7.5 years and in its average maturity from 17.2 years to 17.8 years. Securities rated A or better decreased from 71.1% to 67.3% while BBB-rated bonds increased from 29.0% to 32.7%.

   Municipal yields have increased to very attractive levels, particularly on an after-tax basis. We continue to focus on securities that provide high incremental yield. We believe intermediate maturity bonds, which are currently yielding only slightly less than longer bonds, are particularly attractive.


                       INVESTMENT OBJECTIVE AND STRATEGY

   The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities.

   Such municipal securities generate interest that is exempt from regular federal income taxes. Of the municipal securities in which the Fund invests, 100% will be rated investment grade at time of purchase. The Adviser does not intend to invest in securities that generate interest income treated as a tax preference for alternative minimum taxable income purposes.


                               PORTFOLIO SUMMARY

          Net Asset Value      9/30/99:        $  9.84 Per Share
                               3/31/99:        $ 10.39 Per Share
                      Total Net Assets:        $785.7 Million
                      30-day SEC Yield:           5.26%
                  Tax Equivalent Yield:           8.71%(1)
            12-Month Distribution Rate:           4.90%
                      Average Maturity:          17.8 Years
       Duration to Estimated Avg. Life:           7.6 Years(2)
                    Effective Duration:           7.5 Years(2)

(1)For individuals in the 39.6% federal tax bracket.
(2)See next page.


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

        Multifamily Mortgage Revenue         30.6
        Hospital/Health Care Revenue         24.4
      Single Family Mortgage Revenue         14.8
                 Other Revenue Bonds          9.7
              Education/Student Loan          5.1
             Closed-End Mutual Funds          4.4
Industrial Revenue/Pollution Control          2.9
     Escrowed to Maturity/Pre-Refund          2.1
                  Sectors Under 1.5%          3.7
             Cash & Other Net Assets          2.3

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--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                                  LIPPER
                    TAX-FREE             LEHMAN             GENERAL
                     INCOME           5-YEAR MUNI.        MUNI. BOND
                      FUND             BOND INDEX          FUND AVG.
                    --------          ------------        ----------

3 Month**            -1.62%              0.94%              -1.38%
6 Month**            -2.90              -0.31                 N/A
1 Year               -1.89               1.55               -3.07
5 Year                6.30               5.61                5.79
10 Year               6.75               6.56                6.74
Inception             6.91               6.54                6.93
   (9/29/88)


                           CUMULATIVE TOTAL RETURNS*

                       SIT                                  LIPPER
                    TAX-FREE              LEHMAN            GENERAL
                     INCOME           5-YEAR MUNI.        MUNI. BOND
                      FUND             BOND INDEX          FUND AVG.
                    --------          ------------        ----------

1 Year               -1.89%              1.55%              -3.07%
5 Year               35.72              31.35               32.52
10 Year              92.23              88.72               91.91
Inception           108.57             100.82              109.15
  (9/29/88)

*As of 9/30/99.                                                **Not annualized.


--------------------------------------------------------------------------------

PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                                    [GRAPH]


The sum of $10,000 invested at inception (9/29/88) and held until 9/30/99 would have grown to $20,857 in the Fund or $20,082 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.


                                 QUALITY RATINGS
                             (% OF TOTAL NET ASSETS)

                                                          LOWER OF MOODY'S, S&P,
                                                          FITCH OR DUFF & PHELPS
                                                               RATINGS USED.


[PIE CHART]


A                   25.9%
AA                  15.1%
AAA                 24.0%
Cash & Other
Net Assets           2.3%
BBB                 32.7%

                                               -----------------------------
                                               Total number of holdings: 501
                                               -----------------------------

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SIT TAX-FREE INCOME FUND
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (93.3%) (2)
    ALABAMA (0.1%)
             500,000    Valley Special Care Fac. Fin. Auth. Rev. Series 1997A Lanier Mem. Hosp. Proj.,
                           5.50%, 11/1/07                                                                                   $495,285
                                                                                                                         -----------
    ALASKA (2.0%)
                        Alaska HFC:
          13,500,000       Gen. Mtg. Rev. 1997 Series A, Zero Coupon, 6.15% Effective Yield on Purchase Date, 12/1/17      4,576,230
           2,150,000       Hsg. Dev. Series 1997A (Multifamily pooled loans), 5.65%, 12/1/20                               2,095,433
             750,000       Mtg. Series 1997A1, 5.50%, 12/1/17                                                                723,240
           4,050,000       Series 1998A1, 5.30%, 12/1/17                                                                   3,792,541
             315,000    AK Industrial Dev. & Export Auth. Rev. Refunding Revolving Fund Series 1993A, 5.60%, 4/1/03          320,802
                        Palmer Hosp. Rev. Series 1999 (Valley Hosp. Assn. Proj.) (Asset Guaranty insured):
           3,400,000       5.00%, 12/1/08                                                                                  3,338,528
           1,100,000       5.35%, 12/1/11                                                                                  1,081,399
                                                                                                                         -----------
                                                                                                                          15,928,173
                                                                                                                         -----------
    ARIZONA (1.0%)
                        Maricopa  Co. Industrial Dev. Auth. Multifamily Hsg. Rev.:
           3,000,000       Series 1995A, 6.50%, 10/1/25                                                                    3,088,470
             695,000       Series 1995B, 7.15%, 10/1/25                                                                      706,398
           2,000,000       Series 1997A (Mercy Bond Prop. AZ-I Proj.), 6.25%, 7/1/27                                       2,026,760
             310,000       Series 1997B (Mercy Bond Prop. AZ-I Proj.), 7.25%, 7/1/17                                         314,917
             450,000       Series 1998A (Pines at Camelback Apts. Proj.)(Asset Guaranty insured), 5.40%, 5/1/18              431,145
           1,070,000    Valley HDC Phoenix Hsg. Rev. 1979 (Roosevelt Plaza) (Section 8), 8.00%, 10/1/20                    1,082,337
                                                                                                                         -----------
                                                                                                                           7,650,027
                                                                                                                         -----------
    ARKANSAS (0.6%)
                        Drew Co. Public Fac. Bd. Single Family Mtg. Rev. Refunding:
              88,639       Series 1993B, 7.75%, 8/1/11                                                                        92,262
             205,275       Series 1993-A2 (FNMA backed), 7.90%, 8/1/11                                                       216,069
             136,030    Jacksonville Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1993B, 7.75%, 1/1/11        143,357
             145,664    Lonoke Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding 1993B, 7.375%, 4/1/11                152,644
           1,805,000    Maumelle HDC First Lien Rev. Refunding 1992 Series A (Section 8), 7.875%, 7/1/09                   1,898,030
           1,150,000    Pulaski Co. Public Fac. Board Multifamily Mtg. Rev. Refunding Series 1998A
                           (GNMA collateralized), 5.45%, 12/20/18                                                          1,121,814
             995,000    Saline Co. Res. Hsg. Fac. Bd. Single Family Mtg. Rev. Refunding Series 1992, 7.875%, 3/1/11        1,038,521
                                                                                                                         -----------
                                                                                                                           4,662,697
                                                                                                                         -----------
    CALIFORNIA (4.1%)
                        ABAG Fin. Auth. Certificates of Participation
           1,500,000       Refunding Series 1997A (American Baptist Homes of the West Proj.), 5.85%, 10/1/27               1,411,710
           1,500,000       Series 1999 (Channing House Proj.), 5.375%, 2/15/19                                             1,370,895
           1,000,000    Bell  Cmty. Hsg. Auth. Rev. Series 1995A (Mobilehomes Park Acquisition Proj.), 6.40%, 10/1/15      1,034,100
           2,000,000    CA Dept. of Veterans Affairs Home Mtg. Purchase Rev. Series 1999A, 5.10%, 12/1/19                  1,832,420
           4,675,000    CA HFA Home Mtg. Rev. Series 1999F (MBIA insured), Zero Coupon, 5.50% Effective Yield on
                           Purchase Date, 8/1/17                                                                           1,660,326
           1,260,000    CA Infrastructure & Econ. Development Bank Rev. Series 1999 (American Center for Wine
                           Food & the Arts Proj.) (ACA insured), 5.15%, 12/1/07                                            1,264,914
           2,250,000    CA Statewide Cmty. Dev. Auth. Apt. Dev. Rev. Refunding Series 1998A-4 (Irvine Apt.
                           Cmty. Proj.) Mandatory Put 5/15/13, 5.25%, 5/15/25                                              2,132,347
           1,500,000    CA Statewide Cmty. Dev. Auth. Multifamily Hsg. Rev. Refunding Series 1999I
                           (Archstone/Seascape Village Apts. Proj.) Mandatory Put 6/1/08, 5.25%, 6/1/29                    1,471,260


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
------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------

           1,000,000    Chula Vista Redev. Agency Refunding Tax Allocation Senior Series 1994A (Bayfront-Town
                           Center Redev. Proj.), 7.625%, 9/1/24                                                            1,110,910
                        Corona Single Family Mtg Rev.:
             410,000       Senior Series 1996A, 6.05%, 5/1/27                                                                408,339
           1,200,000       Subordinate Series 1996B, 6.30%, 11/1/28                                                        1,224,012
                        Northern Inyo Co. Hosp. Dist. Rev. Series 1998 (ACA insured):
             275,000       5.15%, 12/1/15                                                                                    256,713
             290,000       5.20%, 12/1/16                                                                                    269,964
                        Foothill / Eastern Transportation Corridor Agy. Toll Rd. Rev Series 1995A
                              Prerefunded Sr. Lien:
           5,000,000       Zero Coupon, 6.04% Effective Yield on Purchase Date, 1/1/15                                     2,140,600
          18,770,000       Zero Coupon, 6.45% Effective Yield on Purchase Date, 1/1/26                                     4,047,563
           2,000,000       Zero Coupon Convertible Bond, 6.10% Effective Yield on Purchase Date, 1/1/07                    1,616,020
           5,000,000       Zero Coupon Convertible Bond, 7.10% Effective Yield on Purchase Date, 1/1/11                    4,235,400
           2,000,000    Glendale Hosp. Rev. Refunding Series 1994 (Verdugo Hills Hosp.), 8.00%, 1/1/12                     2,295,780
                        San Pablo Redev. Agy. Subordinated Tax Allocation Series 1999A (Tenth Township Proj.):
             610,000       5.25%, 12/1/11                                                                                    588,168
             600,000       5.50%, 12/1/14                                                                                    575,526
             990,000    Upland Hsg. Auth. Multifamily Rev. 1990 Issue A, 7.85%, 7/1/20                                     1,015,948
                                                                                                                         -----------
                                                                                                                          31,962,915
                                                                                                                         -----------
    COLORADO (3.0%)
           1,000,000    Adams Co. Hsg. Auth. Mtg. Rev. Series 1996 (Village of Greenbriar Proj.), 6.75%, 7/1/21            1,041,390
              95,000    Aurora Single Family Mtg. Rev. Refunding Series 1993B, 7.50%, 5/1/11                                  98,070
           2,635,000    Aurora Hsg. Auth. Multifamily Hsg. Rev. Senior Series 1999A (River Falls Proj.), 5.60%, 7/1/19     2,499,113
           2,200,000    Central Platte Valley Met. Dist. (Denver Co.) G.O. Series 1999 (ACA insured), 5.15%, 12/1/13       2,098,910
           2,060,000    CO E-470 Business Met. Dist. G.O. Series 1999 (ACA insured), 5.00%, 12/1/11                        1,987,035
           1,250,000    CO Hlth. Fac. Auth. Rev. Series 1995 (Covenant Retirement Communities Proj.), 6.75%, 12/1/15       1,318,787
                        CO HFA Single Family Program Senior:
           2,200,000       Series 1996B-2, 7.45%, 11/1/27                                                                  2,429,416
           1,000,000       Series 1997B-3, 6.80%, 11/1/28                                                                  1,086,180
             500,000       Series 1998A-3, 6.50%, 11/1/29                                                                    531,675
           1,000,000    CO Hlth. Fac. Auth. Hosp. Rev. Series 1998 (Parkview Med. Center, Inc. Proj.), 5.15%, 9/1/13         908,190
           1,000,000    CO Hlth. Fac. Auth. Rev. Series 1998B (Natl. Benevolent Assoc. Proj.), 5.25%, 2/1/18                 868,080
             600,000    Denver Hsg. Corp. Multifamily Rev. Refunding Series 1997A (Section 8), 5.35%, 10/1/12                591,168
                        Highlands Ranch Met. Dist. # 3 (Douglas Co.) G.O. (ACA insured):
           1,395,000       Series 1999, 5.50%, 12/1/11                                                                     1,407,862
           3,000,000       Refunding Series 1998B, 5.25%, 12/1/18                                                          2,761,500
             150,000    LaPlata Co. Southwestern CO Single Family Mtg. Participation Rev. Refunding 1991 Series A,
                           7.375%, 9/1/11                                                                                    153,879
             255,000    Thornton Single Family Mtg. Rev. Refunding 1992 Series A, 8.05%, 8/1/09                              266,434
             215,000    Vail Single Family Mtg. Rev. Refunding Series 1992, 8.125%, 6/1/10                                   227,012
                        Westminster Golf Course Activity Enterprise Rev. Series 1998:
           1,500,000       5.55%, 12/1/23                                                                                  1,382,070
           1,025,000       5.40%, 12/1/13                                                                                    973,320
           1,195,000    Westminster Multifamily Hsg. Rev. Refunding Series 1992 (Ironwood at the Ranch Proj.),
                           7.45%, 12/1/10                                                                                  1,217,060
                                                                                                                         -----------
                                                                                                                          23,847,151
                                                                                                                         -----------
    CONNECTICUT (0.4%)
                        CT Dev. Auth. First Mtg. Gross Rev. Hlth. Care Proj. Series 1997
                              (Church Homes Inc. Avery Proj.):
             640,000       5.70%, 4/1/12                                                                                     602,893





                 See accompanying notes to portfolios of investments on page 52.

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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           1,000,000    CT HFA Hsg. Multifamily Mtg. Series 1995E1, 6.30%, 5/15/17                                         1,037,230
           2,000,000    Mashantucket Western Pequot Tribe Subordinated Special Rev. Series 1999B, Zero Coupon,
                           5.05% Effective Yield on Purchase Date, 9/1/09                                                  1,114,780
                                                                                                                         -----------
                                                                                                                           2,754,903
                                                                                                                         -----------
    DELAWARE (0.2%)
          16,825,000    DE EDA Multifamily Rev. 1985 (GNMA collateralized) (Valley Stream Apts. Proj.)
                           Zero Coupon, 8.10% Effective Yield on Purchase Date, 12/20/27                                   1,546,553
                                                                                                                         -----------

    DISTRICT OF COLUMBIA (0.3%)
           1,500,000    District of Columbia HFA Multifamily Hsg. Refunding Rev. Series 1992C (FHA
                           insured) (Chastleton Dev.), 6.95%, 7/1/27                                                       1,567,590
             650,000    District of Columbia Rev. Bonds Series 1999 (American Assn. of Homes & Svcs. for the
                           Aging, Inc. Headquarters Proj.)(ACA insured), 6.20%, 7/1/19                                       657,494
                                                                                                                         -----------
                                                                                                                           2,225,084
                                                                                                                         -----------
    FLORIDA (1.4%)
             820,000    Escambia Co. Hlth. Fac. Auth. Rev. Series 1997 (Azalea Trace, Inc. Proj.), 5.60%, 1/1/05             830,586
           1,370,000    FL HFC Hsg. Rev. Refunding Series 1998O (Hunters Ridge At Deerwood Apts. Proj.), 5.25%, 12/1/18    1,281,882
                        Hillsborough Co. Industrial Dev. Auth. Rev. Series 1999A (University Community Hosp. Proj.):
           1,250,000        4.90%, 8/15/07                                                                                 1,193,125
             600,000        5.20%, 8/15/10                                                                                   570,012
           1,000,000    Jacksonville Hlth. Fac. Auth. Industrial Dev. Rev. Series 1996A
                              (Natl. Benevolent-Cypress Village Proj.),
                           6.25%, 12/1/26                                                                                    980,680
                        Lee Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Series 1999A (ShellPoint Village Proj.):
             545,000       5.50%, 11/15/08                                                                                   539,005
           1,200,000       5.50%, 11/15/10                                                                                 1,166,772
           2,895,000    Miami-Dade Co. Special Hsg. Rev. Refunding Series 1998 (Section 8), 5.30%, 10/1/05                 2,903,830
                        Orange Co. Hlth. Fac. Auth. Hlth. Care Fac. Rev. Refunding Series 1999
                              (Asset Guaranty insured):
             595,000       5.00%, 6/1/09                                                                                     581,148
             830,000       5.125%, 6/1/14                                                                                    773,535
                                                                                                                         -----------
                                                                                                                          10,820,575
                                                                                                                         -----------
    GEORGIA (1.7%)
           1,000,000    Augusta Hsg. Rehab. Agency Inc. Multifamily Mtg. Rev. Series 1992C
                            (Bon Air Elderly Apts. Proj.) (Section 8), 7.50%, 3/1/14                                       1,044,810
                        Clayton Co. Hsg. Auth. Multifamily Hsg. Rev. Series 1999A (Magnolia Parks Apts. Proj.):
           1,180,000       5.90%, 12/1/14                                                                                  1,142,028
           2,765,000       6.125%, 12/1/24                                                                                 2,623,957
             770,000    Cobb Co. HA Multifamily Rev. Refunding Series 1992A  (Signature Place Project),
                           6.875%, 10/1/17                                                                                   790,074
                        Dekalb Co. Hsg. Auth. Multifamily Hsg. Rev. (Regency Woods I & II):
           1,595,000       Senior Series 1996A, 6.375%, 1/1/11                                                             1,639,564
           1,330,000       Subordinate Series 1996C, 7.25%, 1/1/26                                                         1,355,376
           4,250,000    Fulton Co. Non-Profit Elderly Rev. Series 1998
                           (Campbell Stone Buckhead Personal Care Fac. Proj.) (GNMA collateralized), 7.75%, 11/20/39       4,775,300
                                                                                                                         -----------
                                                                                                                          13,371,109
                                                                                                                         -----------
    HAWAII (0.5%)
           1,170,000    Hawaii Dept. of Budget and Finance Special Purpose Rev. Series 1998,
                           (Wilcox Memorial Hosp. Proj.), 5.25%, 7/1/13                                                    1,073,101
           1,400,000    Hawaii St. Hsg. Fin. & Dev. Corp. Single Family Mtg. Purchase Series 1997B, 5.45%, 7/1/17          1,348,998





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

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)      NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           1,215,000    Honolulu Mtg. Rev. Ref. Series 1996A (Hale-Pauahi Proj.)(FHA insured)
                           (MBIA insured), 6.80%, 7/1/28                                                                   1,285,955
                                                                                                                         -----------
                                                                                                                           3,708,054
                                                                                                                         -----------
    ILLINOIS (8.2%)
                        Broadview Village of Cook Co. Tax Increment Rev. Series 1999:
             750,000       4.90%, 7/1/06                                                                                     726,480
           1,000,000       5.00%, 7/1/07                                                                                     965,030
           1,085,000       5.05%, 7/1/08                                                                                   1,043,336
           2,190,000       5.10%, 7/1/09                                                                                   2,098,852
           2,265,000    Chicago Metropolitan HDC Mtg. Rev. Refunding Series 1992A
                           (FHA insured) (Section 8), 6.70%, 7/1/12                                                        2,380,039
           1,850,000    Chicago Res. Mtg. Rev. Refunding Series 1992B (MBIA insured) Zero Coupon, 7.30% Effective
                           Yield on Purchase Date, 10/1/09                                                                   933,177
           2,000,000    Collinsville (City of) Madison Co. Industrial Dev. Rev. Refunding
                           (Drury Inn-Collinsville Proj.) Series 1993, 6.00%, 11/1/04                                      2,009,340
           1,705,000    IL DFA Elderly Hsg. Rev. Refunding Series 1995A (Pontiac Towers Proj.)
                           (Section 8), 6.65%, 10/1/09                                                                     1,767,983
                        IL DFA Refunding & New Money Rev. (Cmty. Rehab. Providers Fac. Acquisition Program):
           9,575,000       Series 1997A, 6.00%, 7/1/15                                                                     9,069,248
           1,000,000       Series 1997A, 6.05%, 7/1/19                                                                       966,380
           1,200,000       Series 1997C, 5.65%, 7/1/19                                                                     1,092,264
           4,250,000       Series 1998A, 5.70%, 7/1/19                                                                     3,886,625
           2,175,000       Series 1998A, 5.50%, 7/1/12                                                                     2,027,404
                        IL Educ. Fac. Auth. Rev.:
           6,000,000       Series 1994 (Lewis University Proj.), 6.00%, 10/1/24                                            5,645,760
           1,115,000       Series 1998B (Midwestern University Proj.), 5.50%, 5/15/18                                      1,022,488
           1,000,000       Series 1998 (Augustana College Proj.), 5.00%, 10/1/13                                             906,170
           1,500,000       Series 1998 (Augustana College Proj.), 5.25%, 10/1/18                                           1,331,475
           3,000,000    IL HDA Elderly Hsg. Rev. Series 1992C (Village Ctr.) (Section 8), 6.85%, 3/1/20                    3,098,130
                        IL HDA Multifamily Hsg. Rev.:
                           Refunding 1992 Series A (Section 8):
           2,150,000         6.65%, 7/1/04                                                                                 2,258,188
           1,545,000         7.00%, 7/1/10                                                                                 1,636,402
                           Refunding 1991 Series C (Section 8):
             260,000         7.35%, 7/1/11                                                                                   272,631
             100,000         7.40%, 7/1/23                                                                                   104,937
                        IL Hlth. Fac. Auth. Rev.:
                           Refunding Series 1993 (Lutheran Social Svcs. IL):
             610,000         5.70%, 8/15/00                                                                                  614,917
             475,000         5.80%, 8/15/01                                                                                  481,351
             525,000         6.00%, 8/15/03                                                                                  538,162
             545,000         6.10%, 8/15/04                                                                                  561,731
           1,000,000       Refunding Series 1994 (Passavant Memorial Area Hospital Assn.), 5.95%, 10/1/11                  1,024,870
                           Series 1994-1996 (St. Elizabeth's Hosp. of Chicago, Inc.):
           1,000,000         Series 1994 Prerefunded, 7.625%, 7/1/10                                                       1,141,530
             700,000         Series 1996, 6.25%, 7/1/10                                                                      700,847
           1,215,000         Series 1996, 6.25%, 7/1/16                                                                    1,207,382
           2,500,000       Refunding Series 1998 (Midwest Physician Group Ltd. Proj.), 5.375%, 11/15/08                    2,415,900


                 See accompanying notes to portfolios of investments on page 52.



                                       21
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           1,000,000       Refunding Series 1998 (Centegra Hlth. Proj.), 5.25%, 9/1/18                                       876,810
           1,000,000       Refunding Series 1999 (Silver Cross Hosp. & Med. Ctrs.), 5.375%, 8/15/15                          914,510
             940,000    IL Industrial Control Fin. Auth. Rev. Series 1977
                           (Commonwealth Edison Co. Proj.), 5.875%, 5/15/07                                                  941,683
           2,000,000    Roselle Multifamily Hsg. Rev. Refunding Series 1994A (GNMA collateralized)
                           (Waterbury Apts.)  (FHA insured), 7.00%, 1/1/25                                                 2,129,780
           5,250,000    Southwestern IL Dev. Auth. Local Govt. Prog. Rev. Series 1998-A (City of East St. Louis
                           Tax Increment Financing Proj.), 6.00%, 4/1/10                                                   5,139,383
             330,000    Urbana Res. Mtg. Rev. Refunding 1991 Series B Zero Coupon, 7.39% Effective Yield on
                           Purchase Date, 3/1/07                                                                             194,832
                                                                                                                         -----------
                                                                                                                          64,126,027
                                                                                                                         -----------
    INDIANA (6.5%)
                        Elkhart Co. Hosp. Auth. Rev.:
           1,800,000       Series 1992 (Goshen Hosp. Proj.), 7.25%, 7/1/05                                                 1,901,250
           4,000,000       Series 1998 (Elkhart General Hosp., Inc. Proj.), 5.25%, 8/15/18                                 3,588,600
           2,165,000    Elkhart HFC Multifamily Mtg. Rev. Series 1996A (Section 8 Assisted
                           Proj.) (Stratford Commons), 6.00%, 11/1/10                                                      2,196,761
                        IN Bond Bank Special Prgm.:
           2,130,000       Series 1997C (Pittsboro Wastewater Treatment Plant Proj.), 5.70%, 8/1/17                        2,087,805
           1,500,000       Series 1997B (Hendrick's Co. Redev. Auth.-Pittsboro Proj.)
                              (LOC Canadian Imperial Bank), 6.20%, 2/1/23                                                  1,532,880
           2,850,000    IN DFA Educ. Fac. Rev. Series 1997 (Park Tudor Foundation Proj.), 6.00%, 6/1/22                    2,878,871
                        IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1992 (Manchester College Proj.):
             250,000       6.50%, 10/1/05                                                                                    259,810
             305,000       6.60%, 10/1/06                                                                                    316,831
             175,000       6.85%, 10/1/18                                                                                    181,423
                        IN Educ. Fac. Auth. Educ. Fac. Rev. Series 1999 (University of Indianapolis Proj.):
             500,000       5.20%, 10/1/08                                                                                    494,835
             510,000       5.45%, 10/1/11                                                                                    501,371
                        IN Hlth. Fac. Fin. Auth. Hosp. Rev.:
                           Series 1992 (Fayette Mem. Hosp. Proj.):
             250,000         7.00%, 10/1/02                                                                                  258,188
             295,000         7.10%, 10/1/03                                                                                  306,290
             315,000         7.20%, 10/1/04                                                                                  331,320
             340,000         7.25%, 10/1/05                                                                                  357,598
             365,000         7.25%, 10/1/06                                                                                  383,892
             390,000         7.30%, 10/1/07                                                                                  410,713
             420,000         7.30%, 10/1/08                                                                                  442,306
           2,000,000       Series 1992 (Mem. Hosp. & Hlth. Care Ctr. Proj.), 7.35%, 3/1/12                                 2,090,580
             500,000       Refunding Series 1998 (Floyd Mem. Hosp. & Hlth. Svcs. Proj.), 5.40%, 2/15/18                      454,415
           3,750,000       Refunding Series 1998 (Jackson Co. Schneck Proj.), 5.125%, 2/15/17                              3,346,575
                           Refunding Series 1998 (Marquette Manor Proj.):
             620,000         4.75%, 8/15/09                                                                                  560,263
           2,000,000         5.00%, 8/15/18                                                                                1,725,040
           1,220,000       Series 1998 (Governor Daviess Co. Hosp. Proj.) (Asset Guaranty insured), 5.00%, 1/1/14          1,103,026
           1,485,000       Series 1999A (Deaconess Hosp. Obligated Group), 5.75%, 3/1/19                                   1,437,718
           1,000,000       Series 1999D (Charity Obligated Group), 5.50%, 11/15/11                                           999,930
             505,000    IN HFA  Home Mtg. Prog. Series 1990F-1 (GNMA collateralized), 7.50%, 1/1/16                          522,145
                        IN HFA Single Family Mtg. Rev. Refunding Series 1992A:
           2,725,000       6.60%, 7/1/05                                                                                   2,795,932




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

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
             750,000       6.80%, 1/1/17                                                                                     774,090
             890,000    IN HFA Single Family Mtg. Rev. Series 1997C-2 (GNMA/FNMA collateralized), 5.70%, 7/1/16              888,959
                        IN Hlth. Fac. Fin. Auth. Rev. Refunding Series 1998 (Greenwood Village South Proj.):
             490,000       5.00%, 5/15/03                                                                                    485,992
             140,000       5.15%, 5/15/04                                                                                    138,862
             150,000       5.25%, 5/15/06                                                                                    147,124
             170,000       5.35%, 5/15/08                                                                                    165,076
           2,750,000    Indianapolis Econ. Dev. Refunding & Imprv. Rev. Series 1992 (Natl. Benevolent
                           Assn.-Robin Run Village Proj.), 7.25%, 10/1/10                                                  2,886,537
                        Indianapolis Econ. Dev. Rev. (Willowbrook Apts. Proj.):
           2,000,000       Senior Series 1996A, 6.50%, 7/1/16                                                              2,053,400
           1,335,000       Subordinate Series 1996C, 7.125%, 7/1/26                                                        1,354,291
           4,000,000    La Porte Co. Hosp. Auth. Fac. Rev. Refunding Series 1993, 6.00%, 3/1/23                            4,005,240
             810,000    Marion HC Mtg. Rev. Refunding Series 1994 (Hilltop Towers Proj.)(Section 8), 6.90%, 10/1/10          838,220
           2,250,000    St. Joseph Co. Hosp. Auth. Hlth. Fac. Rev. Series 1999
                           (Madison Center, Inc. Proj.), 5.45%, 2/15/12                                                    2,067,188
           2,250,000    St. Joseph Co. Econ. Dev. Rev. Refunding Series 1997
                           (Madison Center, Inc. Proj.), 5.45%, 2/15/17                                                    2,074,118
                                                                                                                         -----------
                                                                                                                          51,345,465
                                                                                                                         -----------
    IOWA (1.2%)
           1,330,000    IA Fin. Auth. SF Mtg. Series 1997A, 5.80%, 7/1/16                                                  1,342,183
           1,500,000    IA Fin. Auth. Small Business Dev. Refunding Rev. Series 1992 (University Civic Ctr. Court
                           Assn. Proj.), 7.40%, 3/1/17                                                                     1,601,940
                        IA Fin. Auth. Hlth. Care Fac. Rev. Series 1997 (Natl. Benevolent Assn.- Ramsey Home Proj.):
           1,430,000       6.15%, 5/1/17                                                                                   1,385,170
           2,420,000       6.35%, 5/1/27                                                                                   2,373,536
           1,130,000    IA Fin. Auth. Multifamily Hsg. Rev. Refunding Series 1997A (Kingswood Apts. Proj.)
                           (GNMA-collateralized), 6.15%, 5/1/32                                                            1,150,385
           1,500,000    Ottumwa Hosp. Rev. Refunding Series 1993 (Ottumwa Regional Hlth. Ctr.), 6.00%, 10/1/10             1,463,505
                                                                                                                         -----------
                                                                                                                           9,316,719
                                                                                                                         -----------
    KANSAS (0.2%)
              90,000    Geary Co. Single Family Mtg. Rev. 1980 (FGIC insured), 10.75%, 4/1/12                                 91,813
           1,360,000    Kansas City Single Family Mtg. Rev. Series 1982A Zero Coupon, 11.23% Effective Yield on
                           Purchase Date, 11/1/14                                                                            243,616
                        Newton Hosp. Rev. Refunding Series 1998A (Newton Medical Ctr. Proj.):
             425,000       5.13%, 11/15/06                                                                                   415,679
             445,000       5.20%, 11/15/07                                                                                   433,478
             250,000       5.25%, 11/15/08                                                                                   242,842
           1,645,000    Olathe & Labette Cos. Mtg. Loan Rev. 1991 Series B (GNMA collateralized) Zero Coupon, 7.56%
                           Effective Yield on Purchase Date, 2/1/23                                                          268,530
                                                                                                                         -----------
                                                                                                                           1,695,958
                                                                                                                         -----------
    KENTUCKY (0.4%)
           1,500,000    Jefferson Co. First Mtg. Rev. Series 1994 (Christian Church Homes Proj.), 6.00%, 11/15/09          1,508,505
           2,000,000    KY Econ. Dev. Fin. Auth. Hosp. Sys. Rev. Series 1997 (Appalachian Regional Hlthcare. Proj.),
                           5.85%, 10/1/17                                                                                  1,821,780
                                                                                                                         -----------
                                                                                                                           3,330,285
                                                                                                                         -----------
    LOUISIANA (2.8%)
             690,000    Calcasieu Parish Industrial Dev. Rev. 1975 (Cities Service Co. Proj.), 7.80%, 12/1/05                693,471
             355,000    Calcasieu Parish Public Trust Auth. Mtg. Rev. Refunding 1992 Series B, 6.875%, 11/1/12               366,243
           5,650,000    Denham Springs/Livingston HMFA Residual Rev. Series 1992C Zero Coupon,




                 See accompanying notes to portfolios of investments on page 52.

                                       23
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                           7.65% Effective Yield on Purchase Date, 7/10/14                                                 1,911,564
           1,415,000    East Baton Rouge MFA Single Family Mtg. Rev. Refunding Seroes 1997C-3
                           Subordinate Bonds, 5.65%, 10/1/18                                                               1,381,210
           4,000,000    Houma-Terrebonne Public Trust Fin. Auth. Residual Rev. Series 1992C Zero Coupon, 7.60%
                           Effective Yield on Purchase Date, 7/10/14                                                       1,297,600
             625,000    LA HFA Residual Lien Refunding Mtg. Rev. Series 1992, 7.375%, 9/1/13                                 647,931
           3,000,000    LA HFA Single Family Mtg. Rev. Series 1999B (GNMA/FNMA collateralized)
                           (Home Ownership Program Proj.), 5.55%, 12/1/24                                                  2,860,410
             156,651    LA PFA Single Family Mtg. Purchase Rev. Series 1992 (Lafayette PTFA Mtg. Acquisition),
                           7.50%, 10/1/15                                                                                    164,520
                        LA PFA Rev. Multifamily Hsg. Rev.:
           1,290,000       Series 1991 (VOA Hsg. Corp.) (Asset Guaranty insured), 7.25%, 11/1/04                           1,353,997
           3,890,000       Series 1991 (VOA Natl. Hsg. Corp.) (Asset Guaranty insured), 7.75%, 11/1/16                     4,095,275
                        LA PFA Single Family Mtg. Rev. Refunding:
           1,000,000       Series 1997B (GNMA collateralized), 5.625%, 8/1/17                                                987,180
           3,080,000       Series 1997B (GNMA collateralized), 5.75%, 8/1/31                                               3,053,050
             820,000       Series Sr. Lien 1994A (VOA Willows Affordable Hsg. Corp.), 7.00%, 6/1/24                          865,822
             900,000    Monroe - McKeen Plaza HDC Multifamily Hsg. Rev. Refunding Series
                           1994A (Murray Plaza Apts.) (Section 8), 6.80%, 2/1/12                                             926,091
           1,550,000    Orleans Levee Dist. Improvement Serial and Term Receipts Series 1995A (FSA insured),
                           5.95%, 11/1/14                                                                                  1,595,291
                                                                                                                         -----------
                                                                                                                          22,199,655
                                                                                                                         -----------
    MAINE (0.1%)
           1,000,000    South Berwick Educ. Rev. Series 1998 (Berwick Academy Issue), 5.25%, 8/1/13                          924,770
                                                                                                                         -----------

    MARYLAND (0.3%)
                        MD Econ. Dev. Corp. Student Hsg. Rev.:
           1,000,000       Series 1999A (Collegiate Hsg. Foundation - Towson Proj.), 5.70%, 6/1/12                           976,660
                           Series 1999A (Collegiate Hsg. Foundation - University Courtyard Proj.):
             470,000         5.20%, 6/1/07                                                                                   465,925
             495,000         5.30%, 6/1/08                                                                                   490,154
             575,000         5.60%, 6/1/11                                                                                   567,307
                                                                                                                         -----------
                                                                                                                           2,500,046
                                                                                                                         -----------
    MASSACHUSETTS (1.3%)
           1,000,000    MA Dev. Finance Agency Rev. Series 1999 (Eastern Nazarene College Issue), 5.625%, 4/1/19             926,930
                        MA Hlth. & Educ. Fac. Auth. Rev.:
                           Series 1998A (Vinfen Corp. Proj.) (ACA insured):
             440,000         5.10%, 11/15/11                                                                                 402,578
             310,000         5.20%, 11/15/12                                                                                 283,244
             485,000         5.30%, 11/15/13                                                                                 443,513
           1,365,000       Series 1998B (Cape Cod Hlth. Care Proj.), 5.25%, 11/15/13                                       1,256,824
           1,000,000       Series 1998C (Milford-Whitinsville Regional Hosp. Issue), 5.75%, 7/15/13                          941,800
                        MA Industrial Finance Agency:
             750,000       Rev. Refunding Series 1992A (Ogden Haverhill Proj.), 4.95%, 12/1/06                               730,103
           1,000,000       Rev. Refunding Series 1997A (Chelsea Jewish Nursing Home Proj.)(FHA insured), 6.50%, 8/1/37     1,044,210
           1,000,000       Rev. Series 1998A (University Commons Nursing Care Ctr. Proj.)(FHA insured), 6.65%, 8/1/38      1,082,930
             700,000       Rev. Series 1998 (Belmont Hill School Issue) 5.15%, 9/1/13                                        660,625
                        Rail Connections, Inc. Route 128 Parking Garage Rev. Series 1999A:
             250,000       5.00%, 7/1/06                                                                                     245,490
           1,105,000       5.125%, 7/1/07                                                                                  1,084,149


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
------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           1,045,000       5.30%, 7/1/09                                                                                   1,017,151
                                                                                                                         -----------
                                                                                                                          10,119,547
                                                                                                                         -----------
    MICHIGAN (2.5%)
           1,305,000    Detroit Econ. Dev. Corp. Limited Obligation Rev. Refunding Series 1992 (E.H. Associates
                           Ltd. Partnership Proj.), 7.00%, 6/1/12                                                          1,336,620
           2,085,000    Flint Hosp. Bldg. Auth. Rev. Refunding Series 1998A (Hurley Medical Ctr. Proj.), 5.25%, 7/1/16     1,856,067
                        Grand Rapids Charter Township Econ. Dev. Corp. Rev. Series 1999
                           (Porter Hills Obligated Group Cook Cook Valley Estates Proj.):
             800,000         5.20%, 7/1/14                                                                                   739,616
           2,500,000         5.35%, 7/1/19                                                                                 2,267,000
                        John Tolfree Hlth. System, Mtg. Rev. & Refunding Series 1999:
             295,000       5.25%, 9/15/04                                                                                    288,174
             395,000       5.30%, 9/15/05                                                                                    382,668
             665,000    MI Hosp. Fin. Auth. Hosp. Rev. and Refunding Series 1998 (Chelsea Cmty. Hosp.
                           Proj.), 5.35%, 5/15/13                                                                            598,733
           3,000,000    MI Higher Educ. Fac. Auth. Ltd. Obligation Rev. & Rev. Refunding Series 1998 (Thomas M.
                           Cooley Law School Proj.) (LOC First of America Bank), 5.35%, 5/1/15                             2,815,710
             700,000    MI State Hosp. Fin. Auth. Rev. Series 1997 (Presbyterian Vlgs. of Mich.
                           Oblig. Group Proj.), 6.375%, 1/1/15                                                               703,066
           1,600,000    MI Strategic Fund Ltd. Obligation Rev. Series 1997A (NSF Intl. Proj.)
                           (LOC First Bank of America), 5.75%, 8/1/19                                                      1,550,224
           2,260,000    Southfield Econ. Dev. Corp. Ltd. Obligation Rev. Series 1998A
                           (Lawrence Tech. Univ. Proj.), 5.25%, 2/1/13                                                     2,093,980
           1,640,000    Tri City Village HC Mtg. Refunding Multifamily Tri City Apts. Series 1992A (Section 8)
                           (FNMA backed), 7.75%, 8/15/23                                                                   1,742,549
           2,750,000    Troy City EDC Econ. Dev. Rev. Refunding Series 1992 (Drury Inn-Troy Proj.)
                           (Lincoln Natl. Corp.), 6.75%, 10/1/12                                                           2,907,933
                                                                                                                         -----------
                                                                                                                          19,282,340
                                                                                                                         -----------
    MINNESOTA (1.3%)
           1,000,000    Carver Co. HRA Multifamily Rev. Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                   984,420
           1,430,000    Dakota Co. HRA Multifamily Mtg. Rev. Refunding Series 1997A (Park Place
                           Apts. Proj.)(GNMA Collateralized), 6.875%, 2/20/32                                              1,526,611
             740,000    Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.)
                           (Section 8), 6.375%, 4/1/20                                                                       764,746
           1,240,000    MN HFA  Single Family Mtg. Series 1998A, 5.20%, 1/1/17                                             1,154,328
           1,310,122    Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                             1,348,561
           2,500,000    Plymouth Multifamily Hsg. Dev. Rev. Refunding Series 1996A (GNMA collateralized)
                           (Fox Forest Apts. Proj.), 8.05%, 6/20/31                                                        2,816,750
           1,755,000    South Washington Co. ISD #833, (Cottage Grove) Lease Refunding Series 1998 (Asset
                           Guaranty insured), 5.25%, 12/1/14                                                               1,703,087
                                                                                                                         -----------
                                                                                                                          10,298,503
                                                                                                                         -----------
    MISSISSIPPI (1.3%)
           1,400,000    Jones Co. Hosp. Rev. Series 1997 (South Central Regional Med. Ctr. Proj.), 5.50%, 12/1/17          1,289,064
             465,000    Lincoln Co. Hosp. Rev. Refunding Series 1998A (Kings Daughter Hosp. Proj.),
                           5.20%, 4/1/08                                                                                     462,745
             965,000    MS Business Fin. Corp. Hlth. Fac. Rev. Series 1998 (Rush Medical Fdn., Proj.), 5.125%, 7/1/08        905,807
                        MS Hosp. Equip. and Fac. Auth. Rev. (Rush Medical Fdn. Proj.):
           3,045,000       Refunding Series 1997A, 6.00%, 1/1/16                                                           2,896,160
           1,500,000       Series 1997B, 6.00%, 1/1/16                                                                     1,426,680
           6,435,000    MS Home Corp. Residual Rev. Series 1992-II Zero Coupon, 7.38% Effective Yield
                           on Purchase Date, 4/15/12                                                                       2,523,485

                 See accompanying notes to portfolios of investments on page 52.

                                       25
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
             415,000    MS Home Corp. Single Family Mtg. Rev. Series 1995G (GNMA collateralized), 6.10%, 6/1/16              423,022
                                                                                                                         -----------
                                                                                                                           9,926,963
                                                                                                                         -----------
    MISSOURI (2.2%)
           1,000,000    Kansas City Port Hlth. Series 1995A (Riverfront Park Proj.), 5.75%, 10/1/00                        1,013,440
           1,700,000    MO Dev. Fin. Board Infrastructure Fac. Rev. Series 1999A (AMBAC insured)
                           (City of Independence - Bolger Square Proj.), 5.15%, 6/1/11                                     1,664,011
           1,140,000    MO Hlth. & Educ. Fac. Auth. Hlth. Fac. Rev. Series 1998 (Lake of the Ozarks Gen. Hosp.,
                           Inc. Proj.) (Asset Guaranty insured), 5.25%, 2/15/12                                            1,111,591
                        MO Hlth. & Educ. Fac. Auth. Educ. Fac. Rev.:
             545,000       Series 1998 (Southwest Baptist University Proj.) (ACA insured), 5.40%, 10/1/14                    515,423
           1,000,000       Series 1999 (Rockhurst Univ.) (Asset Guaranty insured), 5.10%, 10/1/19                            906,560
           1,000,000       Series 1999 (Park College Proj.), 5.55%, 6/1/09                                                   980,810
           1,970,000    MO. HDC Single Family Rev. Series 1997C-1 (GNMA collateralized), 6.55%, 9/1/28                     2,072,854
                        MO Environmental Impt. & Energy Res. Auth. Water Fac. Rev. Refunding Series 1999
                           (Tri -Co. Water Auth Proj.) (Asset Guaranty insured):
             425,000         5.50%, 4/1/06                                                                                   434,074
             400,000         5.50%, 4/1/07                                                                                   406,880
           1,060,000    St. Louis Co.  Industrial Dev. Auth. Hsg. Rev. Refunding Series 1995 (South Point Apts. and
                           Hunter's Ridge Apts. Proj.), 7.875%, 1/1/25                                                     1,114,887
           3,265,000    St. Louis Co. Industrial Dev. Auth. Residential Care Fac. Rev. Series 1997A1 (Richmond
                           Terrace Ctr. Proj.)(GNMA collateralized), 8.00%, 12/20/37                                       3,732,450
              30,000    St. Louis Co. Single Family Res. Mtg. Series 1984 (MBIA insured), 6.75%, 4/1/10                       31,075
                        St. Louis Co. Industrial Dev. Auth. Hlth. Care Fac. Rev. Refunding Series 1999
                           (Nazareth Living Ctr. Proj.):
             200,000       5.10%, 8/15/07                                                                                    190,338
             200,000       5.15%, 8/15/08                                                                                    189,182
                        St. Louis Industrial Dev. Auth. Tax-Exempt Impt. Rev. Series 1998
                           (St. Louis Zoo Fdn.)(LOC Nationsbank):
           1,000,000       5.10%, 8/15/12                                                                                    943,810
             800,000       5.15%, 8/15/13                                                                                    748,384
           1,000,000    St. Louis Muni Fin. Corp. Leasehold Rev. Refunding Series 1993A. 5.85%, 7/15/09                    1,023,030
                                                                                                                         -----------
                                                                                                                          17,078,799
                                                                                                                         -----------
    MONTANA (0.2%)
                        Crow Finance Auth. Tribal Purpose Revenue Series 1997A:
           1,000,000       5.70%, 10/1/27                                                                                    933,440
             870,000       5.65%, 10/1/17                                                                                    826,848
                                                                                                                         -----------
                                                                                                                           1,760,288
                                                                                                                         -----------
    NEBRASKA (0.5%)
           3,500,000    Scotts Bluff Co. Hosp. Auth. #1 Rev. Series 1998 (Regl. West
                           Med. Ctr. Proj.), 5.125%, 11/15/12                                                              3,260,390
                                                                                                                         -----------

    NEVADA (1.5%)
                        NV Hsg. Dev. SF Mtg. Program:
           1,525,000       Sr. Series 1995A-1, 6.45%, 10/1/18                                                              1,571,528
           3,705,000       Sr. Series 1996D-1, 6.15%, 10/1/17                                                              3,783,583
           1,700,000       Sr. Series 1998B-1, 5.25%, 10/1/17                                                              1,596,385
           1,050,000       Mezzanine Series 1998B-1, 5.30%, 4/1/16                                                           995,778
             800,000       Mezzanine Series 1999A-1, 5.10%, 10/1/17                                                          734,592
           1,495,000       Mezzanine Series 1999B-1, 5.15%, 10/1/17                                                        1,381,021
                        Reno Redev. Agency Subordinate Tax Allocation and Rev. Refunding Series 1995A:
             400,000       6.00%, 6/1/08                                                                                     411,992



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
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       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           1,000,000       6.125%, 6/1/12                                                                                  1,017,850
                                                                                                                         -----------
                                                                                                                          11,492,729
                                                                                                                         -----------
    NEW HAMPSHIRE (2.0%)
                        NH Higher Educ. & Hlth. Fac. Auth. Rev.:
             620,000       Series 1997 (Catholic Charities Issue), 5.75%, 8/1/12                                             584,195
           6,500,000       Series 1993 (Nashua Memorial Hosp. Proj.), 6.00%, 10/1/23                                       6,268,080
           5,110,000    NH HFA Single Family Res. Mtg. 1982 Series A Zero Coupon, 11.75% Effective Yield on
                           Purchase Date, 1/1/14                                                                           1,614,402
                        NH Higher Educ. & Hlth. Fac. Auth. Rev.:
           1,085,000       Series 1998 (New Hampton School), 5.00%, 10/1/08                                                1,035,763
           2,170,000       Series 1998 (River College Proj.), 5.55%, 1/1/18                                                2,007,988
           5,075,000       Series 1998 (Cheshire Med. Ctr. Proj.), 5.125%, 7/1/18                                          4,541,871
                                                                                                                         -----------
                                                                                                                          16,052,299
                                                                                                                         -----------
    NEW JERSEY (0.5%)
           1,225,000    NJ EDA Rev. Refunding Bonds Series 1997A (Harrogate, Inc. Proj.), 5.875%, 12/1/26                  1,135,134
                        NJ EDA First Mtg. Rev. Series 1998C (Fellowship Village Proj.):
             410,000       4.95%, 1/1/06                                                                                     393,272
             155,000       5.05%, 1/1/07                                                                                     148,076
             250,000       5.15%, 1/1/08                                                                                     236,133
             335,000       5.20%, 1/1/09                                                                                     317,014
             440,000       5.25%, 1/1/10                                                                                     412,650
           1,050,000    NJ Hlth. Care Fac. Financing Auth. Rev. Refunding Series 1997A (Christian Hlth. Care
                           Center Proj.), 5.50%, 7/1/18                                                                      946,481
                                                                                                                         -----------
                                                                                                                           3,588,760
                                                                                                                         -----------
    NEW MEXICO (1.1%)
             355,000    Chaves Co. Hosp. Rev. Series 1992 Prerefunded (Eastern NM Med. Ctr. Proj.), 7.25%, 12/1/10           390,138
             399,000    Hobbs Single Family Mtg. Rev. Refunding Series 1992, 8.75%, 7/1/11                                   430,353
             865,000    NM Hosp. Equip. Loan Council Equip. & Imprv. Rev. Refunding Series 1996
                           (Rehoboth McKinley Hosp.), 6.30%, 8/1/10                                                          867,232
             945,000    NM MFA Single Family Mtg. Purchase Refunding Senior Series 1992-A2, 6.85%, 7/1/12                    976,100
           4,000,000    NM MFA Forward Mortgage-Backed Series 1995E (GNMA collateralized), 6.95%, 1/1/26                   4,373,240
           1,215,000    Sante Fe Educ. Fac. Rev. Series 1998 (St. Johns College Proj.), 5.40%, 3/1/17                      1,106,258
             525,000    Sante Fe Educ. Fac. Imprv. & Refunding Rev. Series 1997
                           (College of Sante Fe Proj.), 6.00%, 10/1/13                                                       531,311
                                                                                                                         -----------
                                                                                                                           8,674,632
                                                                                                                         -----------
    NEW YORK (0.6%)
           1,045,000    Allegany Co. Industrial Dev. Agency Civic Fac. Rev. Series 1998
                             (Alfred Univ. Civic Facility Proj.), (MBIA insured), 5.25%, 8/1/09                            1,063,402
             675,000    Kenmore Hsg. Auth. Tax-Exempt Student Hsg. Rev. Series 1999A
                           (SUNY Buffalo Student Apts. Proj.) (Asset Guaranty insured), 5.25%, 8/1/10                        667,271
                        Monroe Co. Industrial Dev. Agy. Student Hsg. Rev. Series 1999A
                           (Collegiate Hsg. Fdn. - Rochester Institute of Technology Proj.):
             170,000         4.90%, 4/1/09                                                                                   160,915
             360,000         5.00%, 4/1/10                                                                                   339,203
             500,000    NYC G.O. Series 1990F Escrowed to Maturity (FGIC insured), 6.00%, 8/1/15                             507,450
                        NYC Industrial Dev. Agy. Civic Fac. Rev. Series 1999 (Good Shepherd Services Proj.):
             500,000       5.125%, 6/1/04                                                                                    494,050
           1,560,000       5.60%, 6/1/09                                                                                   1,535,664
                                                                                                                         -----------
                                                                                                                           4,767,955
                                                                                                                         -----------


                 See accompanying notes to portfolios of investments on page 52.

                                       27
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
    NORTH CAROLINA (0.1%)
           1,120,000    NC Muni Power Agency No. 1 Catawba Elec. Rev. Series 1995B, 6.00%, 1/1/20                          1,085,459
                                                                                                                         -----------

    OHIO (1.9%)
                        Akron Certificates of Participation Series 1996 (Akron Municipal Baseball Stadium Proj.):
           3,000,000       Zero Coupon Convertible, 6.50% Effective Yield on Purchase Date, 12/1/16                        2,834,910
           1,000,000       Zero Coupon Convertible, 6.15% Effective Yield on Purchase Date, 12/1/07                          955,700
           1,000,000    Cleveland-Cuyahoga Port. Auth. Dev. Rev. Series 1999A (Port of Cleveland Bond Fund Capital
                           Imprv. Proj.), 5.375%, 5/15/19                                                                    912,610
           1,000,000    Hamilton CO. Hlth. Care Fac. Refunding & Impt. Series 1998A
                           (Twin Towers Proj.), 5.125%, 10/1/18                                                              888,100
                        Franklin Co. Hlth. Care Fac. Rev. & Impt.:
           1,000,000       Series 1997 (Friendship Village of Dublin Proj.), 5.50%, 11/1/16                                  935,610
             530,000       Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/12                                492,232
             300,000       Series 1998 (Friendship Village of Columbus Proj.), 5.25%, 8/15/18                                258,366
           1,500,000    Franklin Co. Mtg. Rev. Series 1997E (GNMA collateralized)(The Villas of St. Therese Proj.),
                           5.90%, 6/20/39                                                                                  1,488,465
           1,500,000    Marion Co. Hosp. Imprv. Rev. Refunding Series 1996 (Community Hosp. of Springfield
                           Proj.), 6.375%, 5/15/11                                                                         1,500,345
                        OH Capital Corp. for Hsg. Mtg. Rev. Refunding (FHA insured)(Section 8):
           1,570,000       Series 1995G, 6.35%, 7/1/22                                                                     1,630,068
           1,535,000       Series 1998E, 5.40%, 2/1/23                                                                     1,441,964
           1,500,000    OH Water Dev. Auth. Rev. Series 1987A (MBIA insured) (Safe Water Proj.), 5.00%, 12/1/12            1,454,850
                                                                                                                         -----------
                                                                                                                          14,793,220
                                                                                                                         -----------
    OKLAHOMA (1.4%)
             840,000    Cleveland Co. Home Loan Auth. Single Family Mtg. Rev. Refunding Series 1991, 8.00%, 8/1/12           874,969
           2,000,000    Muskogee Co. HFA Single Family Mtg. Rev. Refunding 1990 Series A (FGIC insured) Zero
                           Coupon, 7.65% Effective Yield on Purchase Date, 6/1/11                                            855,620
           1,000,000    OK Co. Industrial Auth. Hlth. Care Rev. Series 1999 (Natl. Benevolent Assoc. - OK Christian
                           Home Proj.), 5.50%, 2/1/24                                                                        874,090
                        OK Ind. Auth. Hosp. Rev. Bonds Series 1997A (Deaconess Hlth. Care Proj.):
           2,190,000       5.50%, 10/1/12                                                                                  2,034,203
           2,000,000       5.75%, 10/1/17                                                                                  1,850,160
           1,250,000    Oklahoma City Public Property Auth. Rev. Refunding & Impt. Series 1998
                           (Oklahoma City Golf System) (Asset Guaranty insured), 5.20%, 10/1/18                            1,119,275
             355,000    Payne Co. Home Loan Auth. Single Family Rev. Refunding Series 1993A, 8.625%, 3/1/11                  372,246
           2,540,000    Tulsa Public Facilities Auth. Recreational Fac. Rev. Series 1985, 6.20%, 11/1/12                   2,657,450
                                                                                                                         -----------
                                                                                                                          10,638,013
                                                                                                                         -----------
    OREGON (0.6%)
           4,000,000    Cow Creek Band Umpqua Tribe of Indians Rev. Series 1998B (AMBAC insured), 5.10%, 7/1/12            3,835,960
           1,070,000    Portland Hsg. Auth. Multifamily Rev. Series 1997A (Civic Apts. Proj.), 5.70%, 1/1/28               1,042,073
                                                                                                                         -----------
                                                                                                                           4,878,033
                                                                                                                         -----------
    PENNSYLVANIA (7.3%)
             325,000    Butler Co. Hosp. Auth. Hlth. Care Ctr. Rev. Refunding Series 1993
                           (St. Francis Med. Ctr. Proj.), 5.65%, 5/1/02                                                      327,987
           1,190,000    Chester Co. Hlth. & Educ. Fac. Auth. Mtg. Rev. Refunding Series 1998, (Tel Hai
                           Obligated Group Proj.), 5.00%, 6/1/08                                                           1,134,951
                        Columbia Co. Hosp. Auth. Hlth. Care Rev. Series 1999 (Bloomsburg Hosp. Obligated Group Proj.):
             665,000       5.00%, 6/1/04                                                                                     645,994
             575,000       5.15%, 6/1/07                                                                                     543,432
           1,500,000       5.60%, 6/1/12                                                                                   1,387,200

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       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           4,100,000    Cumberland Co. Muni Auth. Rev. Series 1996 (Presbyterian Homes Proj.), 6.00%, 12/1/26              4,024,724
           1,285,000    Dauphin Co. Gen. Auth. Hlth. Sys. Rev. Series 1999 (Pinnacle Hlth. Sys. Proj.), 5.125%, 8/15/17    1,170,532
                        Grove City Area Hosp. Auth. Rev. Series 1998 (United Cmty. Hosp. Proj.):
             810,000       4.75%,  7/1/06                                                                                    770,699
           2,970,000       5.25%, 7/1/12                                                                                   2,762,635
                        Hazleton Hlth. Svc. Auth. Hosp. Rev. :
           1,000,000       Series 1997 (Hazleton General Hosp. Proj.), 5.625%, 7/1/17                                        915,400
           2,430,000       Series 1996 (Hazleton - St. Joseph Med. Ctr.), 6.20%, 7/1/26                                    2,324,465
                        Horizon Hosp. System Auth. Hosp. Rev. Series 1996 (Horizon Hosp. Sys.):
             600,000       5.95%, 5/15/06                                                                                    613,140
             715,000       6.15%, 5/15/08                                                                                    736,135
             710,000       6.25%, 5/15/09                                                                                    732,408
           1,145,000       6.30%, 5/15/11                                                                                  1,147,908
           1,665,000       6.35%, 5/15/16                                                                                  1,669,229
           1,780,000    McKean Co. Hosp. Rev. Refunding Series 1994 (Bradford Hosp. Proj.), 6.10%, 10/1/20                 1,681,548
           6,595,000    Montgomery Co. Industrial Dev. Auth. Resource Recovery Rev. Series 1989 (LOC Banque
                           Paribas), 7.50%, 1/1/12                                                                         6,898,964
                        Montgomery Co. Redev. Auth. Multifamily Hsg. Rev. 1993 Series A (KBF Assoc. L.P.):
             250,000       6.375%, 7/1/12                                                                                    251,100
           1,500,000       6.40%, 7/1/14                                                                                   1,504,815
           1,320,000    New Wilmington Muni. Auth. College Rev. Series 1998 (Westminister College), 5.05%, 3/1/12          1,214,492
                        PA Econ. Dev. Fin. Auth. Rev. Series 1998A (Northwestern. Human Services Proj.):
           2,445,000       5.25%, 6/1/09                                                                                   2,345,635
           2,560,000       5.30%, 6/1/10                                                                                   2,438,067
           2,685,000       5.35%, 6/1/11                                                                                   2,540,869
                        PA Hgr. Educ. Fac. Auth. Hlth. Svcs. Rev. Series 1996A (Allegheny Delaware Valley),
                           (Obligated Group, Inc.)(MBIA insured):
           4,595,000         5.60%, 11/15/10                                                                               4,507,190
           4,200,000         5.875%, 11/15/16                                                                              4,120,620
           1,100,000         5.875%, 11/15/21                                                                              1,079,364
           1,250,000    Philadelphia Auth. for Industrial Dev. Rev. Refunding Series 1998A (FHA Insured)
                           (Elmira Jeffries Mem. Home Proj.), 5.30%, 2/1/22                                                1,140,138
           1,265,000    Philadelphia Redevelopment Auth. Multifamily Hsg. Rev. Refunding Series 1998
                           (FHA insured - Woodstock Mutual Homes Inc. Proj.), 5.45%, 2/1/23                                1,197,841
                        Pittsburgh Urban Redev. Auth. (Center Triangle Tax Increment Fin. District) (LOC PNC Bank):
           3,000,000       Series 1995A, 6.00%, 12/1/11                                                                    3,085,830
           2,100,000       Series 1995B, 6.25%, 3/15/15                                                                    2,155,923
                                                                                                                         -----------
                                                                                                                          57,069,235
                                                                                                                         -----------
    RHODE ISLAND (1.0%)
           2,000,000    RI Hlth. & Educ. Bldg. Corp. Hosp. Fin. Rev. Series 1997 (Steere House Proj.), 5.70%, 7/1/15       1,850,900
             500,000       Refunding Series 1998 (Roger Williams Hosp. Proj.), 5.20%, 7/1/09                                 473,850
                           Series 1998 (Roger Williams Hosp. Proj.):
           1,400,000         5.50%, 7/1/18                                                                                 1,259,160
             500,000         4.70%, 7/1/03                                                                                   489,505
                           Series 1999 (St. Joseph's Hlth. Svcs.):
           1,770,000         5.40%, 10/1/09                                                                                1,673,553
           2,250,000         5.75%, 10/1/14                                                                                2,097,968
                                                                                                                         -----------
                                                                                                                           7,844,936
                                                                                                                         -----------


                 See accompanying notes to portfolios of investments on page 52.


                                       29
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
    SOUTH CAROLINA (1.4%)
                        North Charleston Muni. Golf Course Mtg. Rev. Series 1998:
           1,580,000       5.00%, 5/1/09                                                                                   1,490,177
           3,000,000       5.50%, 5/1/19                                                                                   2,700,780
                        Medical University of SC Hosp. Fac. Rev. Series 1999:
           2,200,000       5.50%, 7/1/07                                                                                   2,203,916
           1,740,000       5.50%, 7/1/08                                                                                   1,733,875
           1,575,000       5.50%, 7/1/09                                                                                   1,559,644
           1,390,000    SC Jobs Econ. Dev. Auth. Econ. Dev. & Rev. Refunding Series 1998A
                           (Westminister Presbyterian Center Inc. Project), 5.25%, 11/15/16                                1,223,728
                                                                                                                         -----------
                                                                                                                          10,912,120
                                                                                                                         -----------
    SOUTH DAKOTA (1.1%)
           2,000,000    SD HDA Multifamily Hsg. Rev. 1992 Series B (Section 8), 7.00%, 4/1/12                              2,106,100
                        SD Hlth. & Educ. Fac. Auth. Rev. Refunding Series 1998 (Prairie Lakes Hlth. Care System):
           2,000,000       5.45%, 4/1/13                                                                                   1,893,520
                        SD HDA Homeownership Mtg. Series 1998D:
           1,150,000       5.20%, 5/1/20                                                                                   1,061,151
           3,965,000       5.25%, 5/1/28                                                                                   3,595,660
                                                                                                                         -----------
                                                                                                                           8,656,431
                                                                                                                         -----------
    TENNESSEE (6.6%)
          12,290,000    Industrial Dev. Board of Franklin MF Hsg. Rev. Series 1998A (Franklin Oaks Apt. Proj.)
                           (FNMA collateralized), 5.20%, 12/15/21                                                         11,189,185
                        Metro. Govt. of Nashville & Davidson Cos. Industrial Dev. Board Rev. Refunding:
           1,725,000       Multifamily Mtg. Rev. 92C (FHA insured) (Picadilly Apts.), 6.95%, 7/1/27                        1,831,553
           5,925,000       Series 1998A (FNMA collateralized) (Crossings of Bellevue), 5.20%, 12/15/21                     5,394,298
           3,840,000    Metro. Govt. of Nashville & Davidson Cos. Hlth. & Educ. Series 1998 (Asset Guaranty insured),
                           (Open Arms Dev. Ctrs. Proj.), 5.00%, 8/1/12                                                     3,607,334
                        Shelby Co. Hlth., Educ. & Hsg. Fac. Board Multifamily  Hsg. Rev.:
           1,500,000       (Cameron Hsg. Proj.), Senior Series 1997A, 5.90%, 7/1/18                                        1,510,890
                           (CME Memphis Apts. Proj.):
           2,000,000         Senior Series 1998A, 5.35%, 1/1/19                                                            1,891,820
           8,500,000         Senior Series 1998A, 5.55%, 1/1/29                                                            7,930,500
           1,800,000         Subordinate Series 1998C, 6.00%, 1/1/29                                                       1,702,836
                           (Eastwood Park Apts. Proj.):
           1,000,000         Senior Series 1995 A2, 6.40%, 9/1/25                                                          1,014,170
             415,000         Subordinate Series 1995C, 7.50%, 9/1/25                                                         418,897
                           (Raleigh Forest & Sherwood Apts. Proj.):
           2,885,000         Senior Series 1996A, 6.60%, 1/1/26                                                            2,945,239
             690,000         Subordinate Series 1996C, 7.25%, 1/1/26                                                         698,846
                           (Raleigh Woods Apts. Proj.):
           6,000,000         Series 1997A (GNMA collateralized), 7.75%, 3/20/27                                            6,696,480
                           (The Corners Apts. Proj.):
           1,055,000         Senior Series 1996A, 6.25%, 1/1/27                                                            1,059,283
             335,000         Subordinate Series 1996C, 6.375%, 1/1/27                                                        321,808
           1,500,000    TN HDA Mtg. Finance Series 1995B (MBIA insured), 6.20%, 7/1/18                                     1,534,065
           5,500,000    TN HDA Homeownership Program Series 1997 Issue 3B
                           Zero Coupon, 5.725% Effective Yield on Purchase Date, 7/1/16                                    2,029,665
                                                                                                                         -----------
                                                                                                                          51,776,869
                                                                                                                         -----------
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       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
    TEXAS (10.9%)
           1,375,000    Baytown HFC Single Family Mtg. Rev. Refunding Series 1992B, 8.50%, 9/1/11                          1,491,600
                        Bell Co. Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1998 (Buckner
                           Retirement Services, Inc. Obligated Group, Proj.):
           1,000,000         5.00%, 11/15/11                                                                                 927,670
           3,235,000         5.25%, 11/15/19                                                                               2,857,023
                        Beaumont HA Multifamily Mtg. Rev. Series 1993A (Section 8):
           1,365,000       6.65%, 11/1/07                                                                                  1,417,102
             650,000       6.75%, 11/1/10                                                                                    672,834
           1,765,000    Bexar Co. HFC Residual Rev. Series 1993 Zero Coupon, 6.50% Effective Yield
                           on Purchase Date, 3/1/15                                                                          638,895
           1,000,000    Bexar Co. HFC MF Hsg. Rev. Ref. Series 1995 (Windridge Apts. Proj.) (FNMA collateralized),
                           5.125%, 12/15/21                                                                                  909,260
             195,000    Brazos Co. HFC Single Family Mtg. Rev. 1985 (MBIA insured) Zero Coupon, 10.55% Effective
                           Yield on Purchase Date, 9/1/11                                                                     56,998
           1,005,000    Brazos Co. Hlth. Fac. Dev. Corp. Rev. Series 1997A (Franciscan Svcs. Corp.)
                           (MBIA insured), 5.375%, 1/1/17                                                                    949,303
           1,740,000    Collin Co. HFC Student Hsg. Rev. Series 1998A (Cmty. Coll. Dist. Fdn. Proj.)
                           (ACA insured), 5.25%, 6/1/23                                                                    1,538,038
             545,000    Columbus Cmty. Industrial Dev. Corp. Sales Tax Rev. Series 1998 (Bank Qualified),
                           5.70%, 11/1/18                                                                                    519,990
                        Dallas Hsg. Corp. Capital Program Revenue Bonds:
           1,625,000       Series 1995A (Estell Village Apts.) (Section 8), 7.875%, 12/1/09                                1,653,974
           1,475,000       Series 1995 (Cedar Glen Apts.) (Section 8), 7.75%, 12/1/09                                      1,500,311
           1,000,000    Dallas HFC Cap. Proj. Refunding 1990 (Section 8), 7.85%, 8/1/13                                    1,031,370
           6,848,000    Dallas HFC Multifamily Mtg. Rev. Series 1998A (GNMA collateralized) (Towne
                           Ctr. Apts. Proj.), 6.75%, 10/20/32                                                              7,286,135
           1,000,000    Galveston Special Contract Refunding Rev. Series 1998 (Farmland Industries, Inc. Proj.),
                           5.50%, 5/1/15                                                                                     919,020
                        Harris Co. HFC Multifamily Rev. (Windfern Pointe & Waterford Place Projs.):
           2,000,000       Senior Series 1999A, 5.15%, 7/1/09                                                              1,950,480
           1,500,000       Senior Series 1999A, 5.90%, 7/1/19                                                              1,444,020
           2,300,000       Subordinated Series 1999C, 6.60%, 7/1/29                                                        2,247,031
           1,600,000    Harrison Co. Hlth. Fac. Dev. Corp. Rev. Series 1998 (Marshall Regional Med. Ctr. Proj.)
                           (ACA insured), 5.50%, 1/1/18                                                                    1,496,688
           1,500,000    Houston HFC Single Family Mtg. Rev. Refunding Series 1996B-1, 8.00%, 6/1/14                        1,535,280
           1,730,000    Lubbock HFC Multifamily Hsg. Rev. Refunding Series 1992A (Los Colinas, Park Ridge Place &
                           Quail Creek), 7.75%, 1/1/22                                                                     1,777,143
           6,000,000    Lufkin Hlth. Sys. Rev. Series 1998 (Memorial Hlth. Sys. Of East Texas), 5.70%, 2/15/28             5,381,280
                        Midland HFC Single Family Mtg. Rev. Refunding:
             382,768       Series 1992 A-2, 8.45%, 12/1/11                                                                   411,127
             279,428       Series 1992, 9.00%, 9/1/01                                                                        286,187
             278,313       Series 1992 B2, 8.15%, 12/1/11                                                                    292,565
                        Mesquite Hlth. Fac. Dev. Corp. Retirement Fac. Rev. Series 1996A (Christian Care Ctrs. Proj.):
           1,000,000       6.30%, 2/15/12                                                                                  1,002,490
           1,000,000       6.40%, 2/15/16                                                                                  1,003,120
           7,852,000    Nortex Hsg. Fin. Corp. Multifamily Hsg. Rev. Series 1999 (GNMA collateralized)
                           (Highland Oaks Apts. Proj.), 6.75%, 9/20/32                                                     8,539,678
                        North Central Hlth. Fac. Dev. Corp. Rev. (C.C. Young Memorial Home Proj.):
           1,300,000       Series 1996, 6.30%, 2/15/15                                                                     1,301,560


                 See accompanying notes to portfolios of investments on page 52.



                                       31
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           1,135,000       Series 1998A, 5.375%, 2/15/14                                                                   1,025,643
           1,030,958    Odessa HFC Single Family Mtg. Rev. Refunding Series 1992B Class B-2, 8.125%, 11/1/11               1,088,743
             650,000    San Marcos HA Multifamily Mtg. Rev. Series 1993A (FHA insured) (Section 8), 5.80%, 11/1/10           648,388
                        Southeast TX HFC Residual Revenue:
           1,555,000       Series 1995A Zero Coupon, 6.50% Effective Yield on Purchase Date, 11/1/14                         634,844
           3,000,000       Series 1992A Zero Coupon, 7.63% Effective Yield on Purchase Date, 9/1/17                          781,410
           8,500,000    Tarrant Co. Hlth. Fac. Dev. Corp. Hosp. Rev. Series 1998 (Adventist Hlth. System/Sunbelt
                           Obligated Group Proj.), 5.375%, 11/15/20                                                        7,515,700
           2,000,000    Tarrant Co. HFC Multifamily Hsg. Rev. Series 1998 (Hurst Manor Proj.) (GNMA Collateralized),
                           6.10%, 2/20/35                                                                                  2,033,160
                        TX Dept. Hsg. & Cmnty. Affairs Multifamily Hsg. Rev.:
           2,065,000       Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/16                        2,122,944
           2,500,000       Senior Series 1996A (Dallas - Ft. Worth Apts. Pool Proj.), 6.50%, 7/1/26                        2,561,625
             955,000       Subordinated Series 1996C (Harbors & Plumtree Apts. Proj.), 7.375%, 7/1/26                        964,942
           2,820,000       Senior Series 1996A (Harbors & Plumtree Apts. Proj.), 6.45%, 7/1/26                             2,880,094
           3,200,000       Series 1996A (NHP Foundation - Asmara Apts. Proj.), 6.40%, 1/1/27                               3,317,088
           4,095,000    TX Dept. Hsg. & Cmnty. Affairs Single Family Rev. Refunding Junior Lien Series 1994A
                           Zero Coupon, 6.93% Effective Yield on Purchase Date, 3/1/15                                     1,418,385
             850,000    Travis Co. HFC Residential Mtg. Rev. Series 1991A (GNMA/FNMA collateralized), 7.05%, 12/1/25         884,867
                        Victoria Hosp. Rev. Series 1999 (Citizens Med. Ctr. Proj.):
             870,000       4.80%, 2/15/06                                                                                    830,232
           1,020,000       5.00%, 2/15/08                                                                                    965,297
           3,460,000       5.40%, 2/15/12                                                                                  3,234,062
                                                                                                                         -----------
                                                                                                                          85,945,596
                                                                                                                         -----------
    UTAH (1.0%)
             600,000    Intermountain Power Agency Power Supply Rev. Refunding Series 1986F
                           (AMBAC insured), 5.00%, 7/1/13                                                                    571,266
           1,000,000    Provo HA Multifamily Series 1997 (Lookout Point Apts. Proj.)
                           (GNMA collateralized), 5.80%, 7/20/22                                                             989,920
                        Salt Lake Co. College Rev. Series 1999 (Westminister College Proj.):
             115,000       5.05%, 10/1/10                                                                                    108,386
             120,000       5.15%, 10/1/11                                                                                    112,640
             125,000       5.20%, 10/1/12                                                                                    116,488
             130,000       5.25%, 10/1/13                                                                                    120,271
             140,000       5.30%, 10/1/14                                                                                    128,937
             825,000       5.50%, 10/1/19                                                                                    763,315
           1,615,000    UT HFA Single Family Mtg. 1996 Issue E-1 Senior Bonds, 6.00%, 7/1/16                               1,634,251
           3,230,000    UT HFA Multifamily Forward Mtg. Refunding Series 1992 (FHA insured), 7.40%, 7/1/24                 3,429,291
                                                                                                                         -----------
                                                                                                                           7,974,765
                                                                                                                         -----------
    VERMONT (0.1%)
                        VT Educ. & Hlth. Bldgs. Financing Agency Rev. Series 1998 (Norwich Univ. Proj.):
             420,000       5.13%, 7/1/09                                                                                     403,053
             780,000       5.75%, 7/1/13                                                                                     760,406
                                                                                                                         -----------
                                                                                                                           1,163,459
                                                                                                                         -----------
    VIRGINIA (1.7%)
           1,000,000    Arlington Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Refunding Series 1998A (Woodbury
                           Park Apts. Proj.) 5.35%, 7/1/18                                                                   943,420
             430,000    Harrisonburg General Obligation Series 1979 (HUD Credit Support) (Section 8), 6.50%, 2/1/10          430,082
           2,500,000    Suffolk Redev. & Hsg. Auth. Multifamily Res. Rental Hsg. Rev. Series 1998
                           (Brook Ridge, LLC Proj.)
                           (ACA Insured), 5.25%, 10/1/18                                                                   2,348,400



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

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
           2,000,000    Prince William Co. Ind. Dev. Auth. Multifamily Hsg. Rev. Series 1998A (Melrose
                           Apts. Proj.), 5.35%, 7/1/23                                                                     1,865,040
                        VA Hsg. Dev. Auth. Commonwealth Mtg. Rev:
             750,000       Series 1992A, 7.10%, 1/1/22                                                                       771,135
           1,510,000       Series 1995D3, 6.05%, 1/1/13                                                                    1,541,635
           1,555,000       Series 1995D3, 6.05%, 7/1/13                                                                    1,587,577
                        Chesterfield Co. Industrial Dev. Auth. Multifamily Hsg. Mtg. Rev. Series 1999
                           (Winchester Greens Townhouses Proj.):
             750,000         5.20%, 7/1/19                                                                                   699,090
           1,155,000         5.30%, 7/1/24                                                                                 1,062,473
           2,000,000         5.40%, 1/1/31                                                                                 1,839,220
                                                                                                                         -----------
                                                                                                                          13,088,072
                                                                                                                         -----------
    WASHINGTON (3.9%)
                        Grant Co. Public Hosp. Dist. #1 Rev. Series 1998 (Samaritan Hosp. Proj.)
                           (Asset Guaranty insured):
           1,020,000       5.25%, 9/1/13                                                                                     961,289
           3,000,000       5.25%, 9/1/19                                                                                   2,689,020
           2,500,000    King Co. Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A
                           (Asset Guaranty insured), 5.05%, 7/1/13                                                         2,353,125
           3,000,000    Kitsap Co. Consolidated Hsg. Auth. Pooled Hsg. Refunding Rev. Series 1998A,
                           5.50%, 12/1/18                                                                                  2,820,480
           1,500,000    Quinault Indian Nation Tax-Exempt Impt. & Refunding Rev. Series 1999A
                           (Quinault Beach Resort Proj.) (ACA Insured), 5.80%, 12/1/15                                     1,460,010
           2,665,000    Snohomish Co. Hsg. Auth. Rev. Series 1999A (Millwood Estates Proj.), 5.40%, 6/1/19                 2,504,993
                        Vancouver (Clark Co.) H.A. Pooled Hsg. Refunding Rev. Series 1998A Senior Bonds:
           1,000,000       5.40%, 3/1/18                                                                                     938,900
           3,500,000       5.50%, 3/1/28                                                                                   3,196,025
           1,000,000    WA HFC Nonprofit Housing Revenue Series 1995A (Judson Park Proj.)
                           (LOC US Bk. Wash.), 6.90%, 7/1/16                                                               1,042,110
           1,000,000    WA Higher Educ. Fac. Auth. Rev. Series 1999 (Pacific Lutheran Univ. Proj.)
                           (Asset Guaranty insured), 5.75%, 11/1/15                                                          990,630
                        WA Hlth. Care Fac. Auth. Rev.:
           2,000,000       Series 1996 (Grays Harbor Hosp. Proj.)(Asset Guaranty insured), 5.70%, 7/1/16                   1,959,680
                           Series 1998:
             500,000         (Harrison Memorial Hosp.) (AMBAC insured), 5.00%, 8/15/18                                       447,050
           1,850,000         (Highline Cmmty. Hosp. Proj.)(Asset Guaranty insured), 5.25%, 8/15/17                         1,697,098
                        WA Hsg. Finance Commission Nonprofit Hsg. Rev.:
           1,000,000       Series 1997A (Virginia Mason Research Center Proj.)(LOC US Bank), 5.70%, 1/1/24                   964,290
           1,500,000       Series 1998 (Cmty. Colleges of Spokane Fdn. Proj.)(LOC US Bank), 5.20%, 7/1/18                  1,369,005
           1,355,000       Series 1998A (WA Odd Fellows Home Proj.) (LOC US Bank), 5.05%, 7/1/18                           1,261,600
           1,000,000       Refunding Series 1999A (Presbyterian Ministries, Inc.) (ACA insured), 5.45%, 1/1/29               927,080
           2,000,000    WA HFC Single Family Program Series 1999-4N (GNMA/FNMA collateralized), 5.55%, 12/1/16             1,938,100
           1,000,000    WA Public Power Supply Sys. Nuclear Proj. #3 Rev. Refunding Series 1993C, 5.375%, 7/1/15             956,400
                                                                                                                         -----------
                                                                                                                          30,476,885
                                                                                                                         -----------
    WEST VIRGINIA (0.5%)
           5,635,000    Huntington Res. Mtg. Rev. Series 1991 Prerefunded, Escrowed to Maturity, Zero Coupon,
                           7.37% Effective Yield on Purchase Date, 9/1/12                                                  2,372,898
           2,000,000    Mason Co. Residual Rev. Series 1992C Zero Coupon, 7.58% Effective Yield on
                           Purchase Date, 7/10/14                                                                            676,760
           3,000,000    Ohio Co. Residual Rev. Series 1992C Zero Coupon, 7.43% Effective Yield on
                           Purchase Date, 7/10/14                                                                          1,019,790
                                                                                                                         -----------
                                                                                                                           4,069,448
                                                                                                                         -----------

                 See accompanying notes to portfolios of investments on page 52.


                                       33
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)     NAME OF ISSUER                                                                              MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
    WISCONSIN (3.5%)
           1,300,000    WI HEDA Hsg. Rev. Series 1992A (Section 8), 6.85%, 11/1/12                                         1,367,496
                        WI HEDA Home Ownership Rev.:
           5,130,000       Series 1992A, 7.10%, 3/1/23                                                                     5,327,762
           1,400,000       Series 1997A, 6.00%, 3/1/17                                                                     1,408,918
           3,195,000       Series 1998A, 5.38%, 9/1/17                                                                     3,034,515
           1,095,000       Series 1999C, 5.00%, 9/1/17                                                                       993,592
           2,985,000       Series 1999F, 5.50%, 10/1/17                                                                    2,885,749
                        WI Hlth. & Educ. Fac. Auth. Rev. :
             750,000       Series 1996 (Meriter Hosp. Inc.), 6.00%, 12/1/17                                                  740,138
           1,750,000       Series 1997 (St. John's Home & Sunrise Care), 5.625%, 12/15/22                                  1,601,985
           1,600,000       Series 1998 (Howard Young Medical Center, Inc. Proj.), 5.00%, 8/15/18                           1,389,632
           1,675,000       Series 1999 (Divine Savior Hosp. & Nursing Home Proj., Inc.), 5.65%, 6/1/19                     1,519,761
                           Series 1999 (FH Healthcare Dev. Inc. Proj.):
           1,505,000         5.25%, 11/15/04                                                                               1,491,590
           1,020,000         5.625%, 11/15/09                                                                                994,979
                           Series 1999 (Kenosha Hosp. & Med. Ctr., Inc. Proj.):
             670,000         5.00%, 5/15/06                                                                                  650,121
             705,000         5.10%, 5/15/07                                                                                  681,199
             740,000         5.15%, 5/15/08                                                                                  710,282
             820,000         5.35%, 5/15/10                                                                                  783,715
             865,000         5.45%, 5/15/11                                                                                  826,776
           1,000,000       Series 1999 (Monroe Clinic Inc., Proj.), 5.125%, 2/15/16                                          879,100
                                                                                                                         -----------
                                                                                                                          27,287,310
                                                                                                                         -----------
    WYOMING (0.6%)
                        WY CDA Hsg. Rev.:
           2,000,000       1995 Series 6, 6.10%, 12/1/25                                                                   2,017,700
           2,525,000       Series 1992-B, 7.05%, 6/1/33                                                                    2,526,136
                                                                                                                         -----------
                                                                                                                           4,543,836
                                                                                                                         -----------

Total municipal bonds (cost:  $756,117,886)                                                                              732,918,343
                                                                                                                         -----------

CLOSED-END MUTUAL FUNDS (4.4%) (2)
             253,600    American Municipal Term Trust 2001                                                                 2,631,100
              19,600    American Municipal Term Trust II 2002                                                                203,350
             157,800    American Municipal Term Trust III 2003                                                             1,607,587
             216,000    Blackrock Insured Municipal Term Trust 2008                                                        3,213,000
             662,700    Blackrock Insured Municipal Term Trust 2010                                                        6,709,837
           1,146,000    Blackrock Municipal Target Term Trust 2006                                                        11,674,875
             338,300    Van Kampen Merritt Municipal Opportunity Trust                                                     4,693,913
             324,100    Van Kampen Merritt Strategic Sector Municipal Trust                                                3,767,663
                                                                                                                         -----------

Total closed-end mutual funds (cost:  $37,464,354)                                                                        34,501,325
                                                                                                                         -----------

SHORT-TERM SECURITIES (0.7%) (2)
           3,590,838    Dreyfus Tax-Exempt Cash Management Fund, 3.15%                                                     3,590,838
           1,889,087    Northern Institutional Tax-Exempt, 3.06%                                                           1,889,087
                                                                                                                         -----------

Total short-term securities (cost:  $5,479,925)                                                                            5,479,925
                                                                                                                         -----------


Total investments in securities (cost:  $799,062,165) (6)                                                               $772,899,593
                                                                                                                        ------------


                 See accompanying notes to portfolios of investments on page 52.


                                       34
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                                       35
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[PHOTO]   SIT MINNESOTA TAX-FREE INCOME FUND REVIEW
          SIX MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
          MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
          DEBRA A. SIT, CFA, SENIOR PORTFOLIO MANAGER

   Municipal bond yields played "catch up" during the quarter to the rise in taxable bond yields that occurred earlier in the year. The Fund's price per share decreased $0.49 during the semi-annual period to $10.06 on September 30th. The Fund's longer duration holdings experienced greater price declines with the rise in interest rates, resulting in a -2.3% return for the six-month period which compares to -0.3% for the Lehman 5-year Municipal Index. Although its 3-month return of -1.6% ranked #31 of 46 Minnesota municipal funds tracked by Lipper Analytical Services, the Fund's performance over longer-term periods remains very competitive. As of September 30th, the Fund ranked #3 of 45 funds for the 1-year period, #8 of 28 for the 5-year period, and #1 of 24 since its inception.

   With the rise in interest rates, the Fund's 30-day SEC yield increased from 4.52% as of March 31st to 5.25% as of September 30th and ranks among the top 10% of Minnesota funds tracked by Lipper. The Fund's 12-month distribution rate, which typically lags movements in yield, was relatively constant at 4.83%.

   Fund assets declined from $271.3 million to $222.4 million during the period in part due to anticipated withdrawals for tax payments. Thus, cash decreased from 11.9% to 0.8%. Sales were made across several industry sectors. Resultant shifts included decreases in single family housing bonds from 11.0% to 9.6% and in general obligation bonds from 3.4% to 0.9%. Health care bonds increased from 20.2% to 23.2%. Purchases were made in multifamily housing bonds (increased from 34.0% to 45.3%), and in education bonds (increased from 2.5% to 3.5%). The reduction in cash contributed to increases in the Fund's implied duration from
6.8 years to 7.6 years and in its average maturity from 17.7 years to 20.4 years. In addition, securities rated A or better decreased from 54.5% to 49.8% while non-rated bonds increased from 37.0% to 43.1%.

   Municipal yields have increased to very attractive levels, particularly on an after-tax basis. We continue to focus on securities that provide high incremental yield. We believe intermediate maturity bonds, which are currently yielding only slightly less than longer bonds, are particularly attractive.


                       INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

   The Fund will endeavor to invest 100% of its assets in municipal securities, the income from which is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax ("AMT"), up to 20% of the Fund's income may be alternative minimum taxable income.


                               PORTFOLIO SUMMARY

           Net Asset Value     9/30/99:        $ 10.06 Per Share
                               3/31/99:        $ 10.55 Per Share
                      Total Net Assets:        $222.4 Million
                      30-day SEC Yield:           5.25%
                  Tax Equivalent Yield:           9.45%(1)
            12-Month Distribution Rate:           4.83%
                      Average Maturity:          20.4 Years
       Duration to Estimated Avg. Life:           8.1 Years(2)
                    Effective Duration:           7.6 Years(2)

(1)For individuals in the 39.6% federal tax and 8.0% MN tax brackets.
(2)See next page.


                               PORTFOLIO STRUCTURE
                             (% OF TOTAL NET ASSETS)

                   Multifamily Mortgage Revenue         45.3
                   Hospital/Health Care Revenue         23.2
                 Single Family Mortgage Revenue          9.6
                            Other Revenue Bonds          5.8
           Industrial Revenue/Pollution Control          3.8
                                          Lease          3.5
                         Education/Student Loan          3.5
                        Closed-End Mutual Funds          1.9
                             Sectors Under 1.0%          2.6
                        Cash & Other Net Assets          0.8



                                       36
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--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*

                       SIT                 LEHMAN               LIPPER
                   MN TAX-FREE         5-YEAR MUNI.          MN MUNI. BOND
                   INCOME FUND          BOND INDEX             FUND AVG.
                   -----------         ------------          -------------

3 Month**             -1.55%               0.94%                -1.31%
6 Month**             -2.25               -0.31                   N/A
1 Year                -0.77                1.55                 -2.22
3 Year                 4.84                4.97                  4.34
5 Year                 6.00                5.61                  5.62
Inception              5.53                4.90                  4.33
   (12/1/93)


                           CUMULATIVE TOTAL RETURNS*

                       SIT                LEHMAN                LIPPER
                   MN TAX-FREE         5-YEAR MUNI.          MN MUNI. BOND
                   INCOME FUND          BOND INDEX             FUND AVG.
                   -----------         ------------          -------------

1 Year                -0.77%               1.55%                -2.22%
3 Year                15.22               15.65                 13.59
5 Year                33.81               31.35                 31.47
Inception             36.87               32.17                 28.04
   (12/1/93)


* As of 9/30/99.                                               **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN 5-YEAR MUNICIPAL BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.

(2) Duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Estimated average life duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio. Implied duration is calculated based on historical price changes of securities held by the Fund. The Adviser believes that the portfolio's implied duration is a more accurate estimate of price sensitivity provided interest rates remain within their historical range. If interest rates exceed the historical range, the estimated average life duration may be a more accurate estimate of price sensitivity.


                               GROWTH OF $10,000

                                    [GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/99 would have grown to $13,687 in the Fund or $13,217 in the Lehman 5-Year Municipal Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)

                                                             LOWER OF MOODY'S,
                                                            S&P, FITCH OR DUFF &
                                                            PHELPS RATINGS USED.


[PIE CHART]

A                   11.1%
AA                  13.8%
AAA                 24.1%
Cash & Other
 Net Assets          0.8%
Not Rated           43.1%
BBB                  7.1%


                                                               ASSESSMENT OF
                                                                  NON-RATED
                                                                  SECURITIES

                                                              --------------
                                                               AAA      0.0
                                                               AA       0.3
                                                               A        2.9
                                                               BBB     27.0
                                                               BB      11.9
                                                               B        1.0
                                                              --------------
                                                               TOTAL   43.1
                                                              --------------

SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (97.3%) (2)
    EDUCATION/STUDENT LOAN (3.5%)
                             Minnesota Higher Educ. Fac. Auth. Rev.:
                                Series 1996-4I (Hamline Univ.):
                 1,000,000        6.00%, 10/1/12                                                                          $1,002,260
                   585,000        6.00%, 10/1/16                                                                             578,249
                   750,000      Series 1997-4L (St. John's University), 5.35%, 10/1/17                                       707,798
                 2,600,000      Series 1998-4T (College of St. Benedict), 5.35%, 3/1/20                                    2,392,104
                   410,000      Series 1998-4L (St. John's University), 5.25%, 10/1/11                                       410,262
                   458,000      Lease Rev. Series 1999-5A (Concordia University), 5.25%, 4/25/14                             425,766
                                Series 1999-4Y (Augsburg College):
                   700,000        5.05%, 10/1/13                                                                             642,572
                   500,000        5.20%, 10/1/16                                                                             459,330
                   275,000      Series 1999-4Z (Northwestern College of Chiropractic), 5.20%, 10/1/13                        259,187
                 1,000,000   St. Paul Hsg. & Redev. Auth. Lease Rev. Series 1999 (ACORN Dual Language
                                Academy Proj.), 6.30%, 11/1/17                                                               954,330
                                                                                                                        ------------
                                                                                                                           7,831,858
                                                                                                                        ------------
    ESCROWED TO MATURITY/PREREFUNDED (0.6%)
                   100,000   Anoka Industrial Dev. Rev. Series 1994 (Lund Industries Inc. Proj.):
                                6.40%, 9/1/03 (4)                                                                            106,520
                 1,100,000   University of Minnesota Rev. Series 1986A, 6.00%, 2/1/11                                      1,102,090
                                                                                                                        ------------
                                                                                                                           1,208,610
                                                                                                                        ------------
    GENERAL OBLIGATION (0.9%)
                   580,000   Carver Co. Hsg. & Redev. Auth. Hsg. & Dev. Gross Rev. Ltd.Tax G.O.
                                (Chanhassen Apts. Proj.), 7.00%, 1/1/25                                                      598,589
                   500,000   Goodhue (City of) G.O. Gas Utility Series 1996, 6.75%, 1/1/26                                   514,470
                 1,000,000   St. Paul ISD No. 625 G.O. Series 1997A, 5.125%, 2/1/15                                          956,520
                                                                                                                        ------------
                                                                                                                           2,069,579
                                                                                                                        ------------
    HOSPITAL/HEALTH CARE (23.2%)
                 1,000,000   Albert Lea Hsg. & Hlth. Care Fac. Rev. Refunding Series 1996
                                  (St. Johns Lutheran Home Proj.), 7.00%, 11/1/19                                          1,022,610
                   700,000   Bemidji Hosp. Fac. Rev. Refunding Series 1996 (North Country Hlth. Proj.), 5.625%, 9/1/21       669,004
                 1,030,000   Bloomington Hsg. & Redev. Auth. Senior Hsg. Rev. Bonds Series 1998 (Summerhouse Proj.),
                                5.875%, 11/1/11                                                                              976,440
                             Brooklyn Center Hlth. Care Fac. Rev. Series 1993 (Maranatha Proj.):
                    50,000      6.75%, 12/1/05                                                                                51,373
                   500,000      7.50%, 12/1/10                                                                               520,235
                   670,000   Cambridge Hsg. & Hlth. Care Fac. Rev. Series 1998C (Grandview West Proj.), 5.25%, 10/1/08       635,435
                   625,000   Clearwater Co. Hlth. Care Fac. Gross Rev. Series 1999, 5.90%, 11/1/15                           589,069
                 1,290,000   Cokato Sr. Hsg. Rev. Series 1996 (Cokato Charitable Trust Proj.), 7.00%, 12/1/19              1,290,374
                 1,555,000   Columbia Heights Multifamily & Health Care Fac. Rev.  Series 1998
                                (Crest View Corp. Proj.), 5.75%, 9/1/11                                                    1,500,357
                 1,000,000   Cuyuna Range Hosp. Dist. Hlth. Fac. Gross Rev. Series 1999A, 6.00%, 6/1/19                      929,040


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       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                 1,000,000   Dakota Co. Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Refunding Series 1997 (South Suburban
                                Medical Ctr. Proj.), 6.75%, 8/1/17                                                         1,007,420
                   715,000   Eden Prairie Hlth. Care Fac. Rev. Bonds Series 1998 (Castle Ridge Care Proj.),
                                5.70%, 7/1/18                                                                                654,161
                   140,000   Edina Hlth. Care Fac. Rev. Series 1995 (Volunteers of America Care Proj.),
                                7.875%, 3/1/19                                                                               142,110
                             Elk River Rev. Series 1998 (Care Choice Member Proj.):
                 1,500,000      5.60%, 8/1/13                                                                              1,392,735
                 1,595,000      5.70%, 8/1/18                                                                              1,454,146
                   325,000      5.75%, 8/1/23                                                                                291,297
                   215,000   Fergus Falls Hlth. Care Fac. Auth. Rev. Refunding Series 1993A
                                (Lake Region Hosp. Corp. Proj.), 6.25%, 9/1/04                                               224,402
                   650,000   Fergus Falls Hlth. Care Fac. Auth. Series 1995 (LRHC Long-Term Care Fac. Proj.),
                                6.40%, 12/1/15                                                                               668,642
                             Hastings Hlth. Care Fac. Rev. Series 1998 (Augustana Home of Hastings Proj.):
                   115,000      5.10%, 11/1/09                                                                               108,945
                   120,000      5.20%, 11/1/10                                                                               113,275
                   135,000      5.40%, 11/1/12                                                                               126,765
                   140,000      5.50%, 11/1/13                                                                               131,487
                    60,000      5.60%, 11/1/18                                                                                54,935
                 1,095,000      5.75%, 11/1/23                                                                               990,734
                 1,455,000      5.875% 11/1/28                                                                             1,317,517
                   565,000   Hastings Hlth. Care Fac. Rev. Series 1998 (Regina Med. Ctr.)(ACA insured), 5.25%, 9/15/18       514,410
                 1,540,000   Hibbing Hlth. Care Fac. Rev. Series 1995A (St. Francis Hlth. Svcs. Proj.),
                                7.35%, 11/1/15                                                                             1,586,770
                   665,000   Hopkins Hlth. Care Fac. Rev. Series 1999 (Augustana Chapel View Homes, Inc. Proj.),
                                6.00%, 3/1/14                                                                                628,206
                   750,000   Mankato Hlth. Care Fac. Rev. Series 1996A (Lutheran Home Proj.), 6.75%, 10/1/16                 751,860
                 1,685,000   Maplewood Hlth. Care Fac. Rev. (VOA Care Ctrs. Proj.), 7.375%, 10/1/12                        1,760,539
                             Marshall Medical Center Gross Rev. Series 1999 (Weiner Memorial Medical Center Proj.):
                   305,000      5.65%, 11/1/13                                                                               284,464
                   320,000      5.70%, 11/1/14                                                                               298,042
                 1,000,000      5.80%, 11/1/19                                                                               925,200
                 1,045,000   Minneapolis Hlth. Care Fac. Rev. Series 1993 (St. Olaf Res. Proj.), 7.00%,10/1/18             1,056,903
                 1,000,000   Minneapolis Hlth. Care Fac. Rev. Series 1998A (Benchmark Hlth.
                                  Care Proj.), 6.625%, 12/1/28                                                               896,820
                 1,250,000   Minneapolis Hlth. Care Fac. Rev. Series 1999 (Shelter Care
                                  Foundation Proj.), 6.00%, 4/1/10                                                         1,196,550
                             Minneapolis Pooled Rev. Series 1999 (CareChoice Member Projs.):
                   200,000      5.30%, 4/1/07                                                                                189,002
                   390,000      5.50%, 4/1/09                                                                                372,859
                 1,500,000      5.625%, 4/1/14                                                                             1,411,440
                             Minneapolis Rev. Series 1998A (Walker Methodist Senior Services Obligated Group):
                   905,000      5.10%, 11/15/07                                                                              858,736



                 See accompanying notes to portfolios of investments on page 52.


                                       39
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SEPTEMBER 30, 1999
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

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       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                 1,110,000      5.10%, 11/15/08                                                                            1,043,844
                   140,000      5.50%, 11/15/12                                                                              131,394
                 1,600,000      5.875%, 11/15/18                                                                           1,491,280
                   350,000   Minneapolis Skilled Nursing & Assisted Living Rev. Series 1998B
                                  (Catholic Eldercare Assisted), 7.25%, 5/1/24                                               354,648
                             MN Agr. & Econ. Dev. Board Hlth. Care Rev. Series 1999
                                  (Benedictine Care Centers Proj.):
                   115,000      5.45%, 2/1/09                                                                                109,957
                   120,000      5.45%, 8/1/09                                                                                114,113
                   120,000      5.50%, 2/1/10                                                                                113,911
                   125,000      5.50%, 8/1/10                                                                                118,026
                   130,000      5.55%, 2/1/11                                                                                122,524
                   130,000      5.55%, 8/1/11                                                                                121,897
                   135,000      5.60%, 2/1/12                                                                                126,471
                 2,355,000      5.90%, 2/1/19                                                                              2,198,275
                   495,000      5.75%, 2/1/29                                                                                440,689
                   750,000   Monticello/Big Lake Cmty. Hosp. Dist. Gross Rev. Series 1998
                                  (Asset Guaranty insured), 5.75%, 12/1/19                                                   735,900
                 4,020,000   New Hope Hsg. & Hlth. Care Fac. Rev. Series 1999 ( MN Masonic Home North Ridge Proj.),
                                  5.75%, 3/1/15                                                                            3,765,655
                             Olmstead Co. Hlth. Care Fac. Rev. Series 1998 (Olmsted Medical Ctr. Proj.):
                   650,000      5.45%, 7/1/13                                                                                595,179
                 1,125,000      5.55%, 7/1/19                                                                                992,250
                             Red Wing Hlth. Care Ctr. Fac. Rev. Refunding (River Region Obligated Group):
                   125,000      Series 1993A, 6.20%, 9/1/05                                                                  129,586
                   130,000      Series 1993A, 6.30%, 9/1/06                                                                  135,087
                   200,000      Series 1993B, 6.20%, 9/1/05                                                                  207,338
                 2,500,000   Shakopee -  St. Francis Regional Medical Center Tax-Exempt Loan, 5.633%, 7/1/13               2,350,025
                   300,000   Spring Park Hlth. Care Fac. Rev. Series 1991 (Twin Birch Hlth.
                                Care Ctr. Proj.), 8.25%, 8/1/11                                                              313,446
                             St. Paul Hsg. & Redev. Auth. Hlth. Care Rev. Series 1998 (Regions Hosp. Proj.):
                   500,000      5.00%, 5/15/10                                                                               468,755
                 1,540,000      5.20%, 5/15/13                                                                             1,418,094
                 2,850,000      5.25%, 5/15/18                                                                             2,558,958
                   960,000   St. Paul Hsg. & Redev. Auth. Nursing Home Dev. Rev. Refunding Series 1996C
                                (Franciscan Hlth. Cmmty. Proj., St. Mary's Home), 7.00%, 7/1/21                              979,469
                   820,000   Wadena Co. Hlth. Care Fac. Rev. Series 1994B, 7.45%, 9/1/15                                     862,796
                                                                                                                        ------------
                                                                                                                          51,593,876
                                                                                                                        ------------
    INDUSTRIAL /POLLUTION CONTROL (3.8%)
                   510,000   Duluth Commercial Dev. Rev. Refunding Series 1995A
                                  (Radisson Hotel Proj.), 7.00%, 12/1/00                                                     479,737
                             MN Agricultural & Econ. Dev. Board Small Business Dev. Loan Program Rev.:
                   105,000      Series 1995A Lot 1 (New Morning Windows, Inc.),  6.40%, 8/1/04 (4)                           106,955
                   500,000      Series 1997C Lot 3 (DynaGraphics), 6.20%, 8/1/09 (4)                                         503,345
                   400,000      Series 1998A Lot 1 (Formative Engineering Corp.), 5.75%, 8/1/18 (4)                          376,524
                 1,525,000      Series 1998B Lot 2 (Merrill Corp.), 5.50%, 8/1/10 (4)                                      1,469,444


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       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                             Medina Industrial Dev. Rev. Refunding Series 1998 (Temroc Metals, Inc. Proj.):
                   210,000      5.10%, 10/1/05 (4)                                                                           203,007
                   705,000      5.25%, 10/1/08 (4)                                                                           671,689
                   400,000      5.60%, 10/1/12 (4)                                                                           379,780
                 1,000,000   Minneapolis Commercial Dev. Rev. Refunding Series 1997 (Holiday Inn Metrodome Proj.),
                                6.00%, 12/1/01 1,003,950 Owatonna Industrial
                             Dev. Rev. Series 1997:
                   280,000      7.25%, 5/1/14 (4)                                                                            281,705
                   505,000      7.375%, 5/1/17 (4)                                                                           508,176
                   200,000   Richfield Cmty. Dev. Rev. Refunding 1994 (Richfield Shoppes Proj.), 8.375%, 10/1/05             213,564
                   275,000   Sauk Centre Industrial Dev. Rev. Series 1998 (Seluemed LLP Proj.)
                                 (LOC US Bank), 5.75%, 4/1/18 (4)                                                            254,793
                   500,000   St. Paul Hsg. & Redev. Auth. District Cooling Rev. Series 1998J, 5.35%, 3/1/18                  464,460
                             St. Paul Port Authority Hotel Fac. Senior Rev. Series 1996A (Radisson Kellogg Project):
                   485,000      7.00%, 8/1/01                                                                                487,299
                 1,065,000      8.05%, 8/1/21                                                                              1,096,705
                                                                                                                        ------------
                                                                                                                           8,501,133
                                                                                                                        ------------
    MULTIFAMILY MORTGAGE (45.3%)
                   200,000   Andover Elderly Hsg. Rev. Series 1997 (Presbyterian Homes of Andover, Inc. Proj.),
                                5.35%, 12/1/08                                                                               194,898
                 1,520,000   Apple Valley Multifamily Hsg. Rev. Refunding Series 1998A (Mtg. Loan/Apple Valley
                                Villa Proj.) (GNMA collateralized), 5.25%, 8/1/18                                          1,436,476
                   500,000   Aurora Hsg. & Redev. Auth. Multifamily Rev. (Irongate Apts. Proj.) (Section 8),
                                6.10%, 10/1/19                                                                               505,515
                             Austin Hsg. & Redev. Auth. Governmental Hsg. Gross Rev. Series 1995A
                                  (Courtyard Res. Proj.):
                   220,000      7.00%, 1/1/15                                                                                228,188
                   500,000      7.25%, 1/1/26                                                                                521,645
                 2,500,000   Bloomington Multifamily Hsg. Rev. Refunding Series 1998A (Hampshire Apts. Proj.),
                                6.20%, 12/1/31                                                                             2,317,000
                   960,000   Burnsville Multifamily Hsg. Rev. Refunding Series 1994 (Bridgeway
                                Apts. Proj.), 7.25%, 2/1/14                                                                  979,517
                             Carver Co. Hsg. & Redev. Auth. Multifamily Hsg.:
                 1,440,000      Gross Rev. & Ltd. Tax Refunding Series 1997A (Lake Grace Apts. Proj.), 6.00%, 7/1/28       1,450,411
                   650,000      Rev. Refunding Series 1997A (Waybury Apts. Proj.), 5.875%, 8/1/27                            639,873
                 2,630,000      Series 1998 (GNMA collateralized)(Jonathan Acres Proj.), 5.30%, 4/20/33                    2,393,353
                   400,000      Subordinate Rev. Refunding Series 1997C (Waybury Apts. Proj.), 8.00%, 8/1/27                 392,504
                   495,000   Chaska Multifamily Hsg. Rev. Series 1999 (West Suburban Hsg.
                                Partners Proj.), 5.375%, 9/1/14 (4)                                                          470,606
                   405,000   Chisago City Hlth. Fac. Rev. Refunding Series 1995A (Pleasant Heights Proj.),
                                7.30%, 7/1/18                                                                                422,678
                             Coon Rapids Multifamily Hsg. Rev.:
                   280,000      Refunding Series 1997 (GNMA collateralized) (Pine Point Apts.), 6.125%, 5/1/32               288,053
                   700,000      Refunding Series 1997A (Margaret Place Apts. Proj.), 6.50%, 5/1/25                           685,433
                             Coon Rapids Senior Hsg. Rev. Refunding Series 1998 (Epiphany Sr. Citizens
                                  Hsg. Corp. Proj.):
                   115,000      5.30%, 11/1/07                                                                               109,570


                 See accompanying notes to portfolios of investments on page 52.



                                       41
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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   115,000      5.40%, 11/1/08                                                                               109,418
                   170,000      5.50%, 11/1/10                                                                               159,423
                   545,000      5.80%, 11/1/18                                                                               507,760
                 3,000,000   Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1997A,
                                (Park Place Apts. Proj.) (GNMA collateralized), 6.875%, 2/20/32                            3,202,680
                             Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding
                                  (Walnut Trails Apts. Proj.):
                 1,700,000      Series 1995A (GNMA collateralized), 7.90%, 1/20/31 (4)                                     1,881,832
                   240,000      Series 1995C Subordinate, 9.00%, 1/20/15 (4)                                                 243,478
                             Dakota Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
                 1,000,000      Series 1999 (View Pointe Apts. Proj.), 6.125%, 11/1/17                                       950,700
                                Series 1999 (Dakota Station Proj.) (GNMA collateralized):
                 1,500,000        5.65%, 1/20/24                                                                           1,465,005
                 1,650,000        5.75%, 1/20/41                                                                           1,609,195
                 4,440,000      Series 1999A (GNMA collateralized)(River Heights Assisted
                                  Living Proj.), 6.375%, 6/20/40                                                           4,716,257
                 1,450,000   Eagan Multifamily Rental Hsg. Refunding Rev. Series 1996 (Wescott Apts. Proj.)
                                (FHA insured), 6.00%, 12/1/27                                                              1,468,516
                             Eden Prairie Multifamily Hsg. Rev. Refunding :
                    55,000      Series 1990A (Welsh Parkway Apts. Ltd. Proj.)(FHA insured), 8.00%, 7/1/26                     57,390
                   700,000      Series 1991 (Windslope Apts. Proj.)(Section 8), 7.00%, 11/1/06                               735,721
                 1,500,000      Series 1991 (Windslope Apts. Proj.)(Section 8), 7.10%, 11/1/17                             1,562,820
                   450,000      Series 1995A (Olympic Ridge Proj.) (GNMA collateralized), 6.20%, 1/20/16                     465,277
                   300,000      Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.50%, 1/20/18                    292,542
                 1,035,000      Series 1997A (Preserve Place Proj.) (GNMA collateralized), 5.60%, 7/20/28                    989,377
                 1,750,000   Golden Valley Rev. Bonds Series 1999A (Covenant Retirement
                                Communities, Inc. Proj.), 5.50%, 12/1/25                                                   1,590,137
                             Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place and Forest Park West Apts. Proj.):
                   100,000      Series 1999B, 5.00%, 10/1/09                                                                  96,490
                   500,000      Series 1999A, 5.20%, 10/1/19                                                                 465,875
                 1,660,000      Series 1999A, 5.30%, 10/1/29                                                               1,516,344
                   110,000      Series 1999B, 5.70%, 10/1/29                                                                 103,116
                             Harmony Multifamily Hsg. Rev. Refunding Series 1997A (Zedakah Fdn. Proj.) (Section 8):
                   300,000      5.40%, 9/1/08                                                                                299,691
                   280,000      5.75%, 9/1/12                                                                                281,456
                   275,000      5.80%, 9/1/13                                                                                276,427
                 3,500,000   Hopkins Elderly Hsg. Rev. Refunding (St. Therese Southwest Proj.),
                                Series 1997 (GNMA collateralized), 5.70%, 11/20/32                                         3,489,360
                 1,015,000   Hopkins Hsg. Fac. Rev. Refunding Series 1995 (Augustana Chapel View
                                Homes Proj.), 7.00%, 12/1/15                                                               1,039,979
                   550,000   Hopkins Subordinate Multifamily Hsg. Rev. Refunding Series 1996C
                                (Auburn Apts. Proj.), 8.00%, 6/20/31                                                         563,744
                   450,000   Hopkins Multifamily Hsg. Rev. Series 1996 (Hopkins Renaissance Proj.), 6.25%, 4/1/15            462,978
                   500,000   Hutchinson Hsg. Fac. Rev. Series 1994 (Prince of Peace Proj.), 7.375%, 10/1/12                  512,020
                             Little Canada Multifamily Hsg. Rev.:
                   800,000      Refunding Series 1997A (GNMA collateralized)(Cedars Lakeside Proj.), 5.90%, 8/1/20           801,064
                 3,855,000      Series 1997A (Hsg. Alt. Dev. Co. Proj.), 6.10%, 12/1/17                                    3,747,523
                 1,650,000   Maplewood Multifamily Hsg. Rev. Series 1998 (Park Edge Apts. Proj.), 6.50%, 5/1/29 (4)        1,593,240



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

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       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                             Maplewood Multifamily Refunding Rev. (Village on Woodlyn Proj.):
                 1,605,000      Series 1999A (GNMA collateralized), 6.75%, 7/20/30 (4)                                     1,673,501
                   100,000      Subordinate Series 1999C-1, 8.00%, 11/1/30 (4)                                               101,389
                   275,000      Subordinate Series 1999C-2, 8.00%, 11/1/30 (4)                                               278,820
                             Minneapolis Multifamily Hsg. Rev.:
                    75,000      Series 1991 (Trinity Hsg. Proj.) (Section 8), 7.875%, 2/1/06                                  77,432
                   355,000      Series 1996 (Belmont Apts.), 7.25%, 11/1/16                                                  358,490
                   565,000      Series 1994 (Findley Place Townhomes Proj) (Section 8), 7.00%, 12/1/16 (4)                   535,292
                 2,000,000      Series 1996A (Nicollet Towers) (Section 8), 6.00%, 12/01/19                                2,019,460
                 4,190,000      Series 1998A (University Village) (GNMA collateralized), 5.30%, 8/1/23                     3,895,359
                   645,000      Series 1996 (Belmont Apts.), 7.625%, 11/1/27                                                 652,295
                 3,220,000      Series 1998 (Riverside Plaza Proj.) (GNMA collateralized), 5.10%, 12/20/18 (4)             2,967,584
                             MN HFA Rental Hsg. Rev.:
                   175,000      Series 1993C, 6.15%, 2/1/14                                                                  176,160
                   115,000      Series 1993E, 6.00%, 2/1/14                                                                  117,253
                   220,000      Series 1995D (MBIA insured), 6.00%, 2/1/22                                                   224,156
                 4,005,000      Series 1998A, 5.375%, 8/1/28                                                               3,741,151
                             Minnetonka Hsg. Fac. Rev. Series 1994 (Beacon Hill Housing Proj.):
                   890,000      7.00%, 6/1/04                                                                                910,434
                 1,000,000      7.50%, 6/1/14                                                                              1,042,330
                   500,000   Minnetonka Multifamily Hsg. Rev. Refunding Subordinate Series 1994C (Brier Creek Proj.),
                                8.00%, 12/20/16                                                                              518,440
                             Minnetonka Multifamily Hsg. Rev. Refunding Series 1999A (GNMA collateralized)
                                (Archer Heights Apts. Proj.):
                   540,000      5.10%, 7/20/13 (4)                                                                           517,239
                   975,000      5.20%, 1/20/18 (4)                                                                           911,557
                             Minnetonka Senior Hsg. Rev. Series 1997 (Westridge Senior Hsg. Proj.):
                   285,000      6.75%, 9/1/17                                                                                282,643
                   650,000      7.00%, 9/1/27                                                                                654,017
                   500,000   Monticello Senior Hsg. Rev. Series 1995 (Mississippi Shores Proj.), 7.25%, 7/1/16               502,880
                   210,000   Mora Multifamily Rev. Refunding Hsg. Alternatives Partnership Series 1995, 6.50%, 6/1/02        210,229
                             New Ulm Multifamily Rev. Series 1999 (HADC Ridgeway Proj.):
                    95,000      5.35%, 12/1/08                                                                                90,582
                   100,000      5.40%, 12/1/09                                                                                96,060
                   105,000      5.50%, 12/1/10                                                                               100,596
                   110,000      5.60%, 12/1/11                                                                               105,131
                   650,000      6.125%, 12/1/19                                                                              611,982
                             Plymouth Multifamily Hsg. Rev. Refunding Series 1996A (Fox Forest Apts. Proj.)
                                (GNMA collateralized):
                   750,000      Series 1996A, 8.05%, 6/20/31                                                                 845,025
                   690,000      Series 1996C, 8.00%, 6/20/31                                                                 707,243
                   960,000   Robbinsdale Multifamily Hsg. Rev. Series 1996A (Copperfield Hill Proj.),
                                7.20%, 12/1/16                                                                               953,328
                             Roseville Hsg. Fac. Rev. Refunding Bonds Series 1998 (College Properties Inc. Proj.),
                 2,820,000      5.60%, 10/1/13                                                                             2,609,713


                 See accompanying notes to portfolios of investments on page 52.


                                       43

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SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)



------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   400,000      5.625%, 10/1/18                                                                              362,524
                   325,000   Sandstone Econ. Dev. Auth. Hsg. & Dev. Rev. Series 1994A (Family Apts. Proj.),
                                8.00%, 1/1/12                                                                                344,318
                 2,650,000   Scott Co. Hsg. Redev. Auth. Rev. Series 1999A (Highview Commons Proj.)
                                (GNMA collateralized), 6.20%, 1/20/41                                                      2,698,151
                 1,250,000   Spring Lake Park Sr. Hsg. Rev. Series 1996 (Noah's Ark Affordable
                                  Hsg. Inc.), 7.25%, 9/1/16                                                                1,252,488
                 1,500,000   St. Anthony Hsg. Dev. Rev. Refunding (Autumn Woods Proj.) (Asset Gty.
                                  insured), 6.875%, 7/1/22                                                                 1,575,720
                   500,000   St. Cloud Hsg. & Redev. Auth. Hsg. Rev. Refunding Series 1998 (Northway Manor
                                  Apts. Section 8
                                Assisted Proj.), 5.15%, 12/1/14                                                              479,630
                             St. Cloud Hsg. & Redev. Auth. Multifamily Hsg. Rev.:
                 1,050,000      Series 1993 (Germain Towers Proj.) (Section 8), 5.90%, 9/1/20                              1,055,135
                                Series 1999A (Parkview Terrace Apts. Proj.) (Section 8):
                   249,000        5.00%, 6/1/09                                                                              240,646
                   929,000        5.50%, 6/1/18                                                                              880,162
                             St. Louis Park Multifamily Hsg. Rev. Refunding:
                   650,000      Series 1995 (FHA insured) (Knollwood Cmty. Hsg. Proj.), 6.15%, 12/1/16                       669,689
                   500,000      Series 1998A (Park Ridge Apts. Proj.) (GNMA collateralized), 5.25%, 11/1/20                  462,185
                             St. Paul Hsg. & Redev. Auth. Multifamily Refunding Rev.:
                   500,000      Series 1992 (Point of St. Paul Proj.)(FNMA backed), 6.60%, 10/1/12                           522,440
                   200,000      Series 1995 (Sun Cliffe Apts. Proj.)(GNMA collateralized), 5.875%, 7/1/15                    201,604
                 1,170,000      Series 1998 (Superior Street Cottages Proj.), Lyngblomsten, Inc., 6.00%, 3/15/24           1,118,052
                             St. Paul Port Authority Multifamily Hsg. Refunding (Jackson Towers Apts. Proj.):
                 3,410,000      Senior Series 1998-1A (GNMA collateralized), 6.95%, 4/20/33                                3,761,162
                   408,000      Subordinate Series 1998-1B, 8.00%, 4/20/33                                                   393,736
                 2,000,000   Virginia Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding Series 1998A
                                (Laurentian Manor Proj.), 5.75%, 5/1/32                                                    1,912,200
                   990,000   Washington Co. Hsg. & Redev. Auth. Multifamily Hsg. Rev. Refunding Series 1994
                                (White Bear Lake Transitional Hsg. Proj.), 6.625%, 8/1/24                                  1,020,264
                   755,000   Washington Co. Hsg. & Redev. Auth. Governmental Hsg. Rev. Refunding
                                  Series 1999A (Briar Pond Apts. Proj.) (GNMA collateralized), 5.50%, 2/20/14                725,578
                 1,385,000   White Bear Lake Multifamily Hsg. Rev. Refunding Series 1996A (Lake Sq. Partners Proj.)
                                (FHA insured), 6.10%, 2/1/26                                                               1,416,495
                   770,000   Willmar Hsg. & Redev. Auth. Multifamily Rev. Series 1993 (Highland Apts)
                                (Section 8), 5.85%, 6/1/19                                                                   767,251
                                                                                                                        ------------
                                                                                                                         100,639,756
                                                                                                                        ------------
    MUNICIPAL LEASE (3.5%)
                   585,000   Burnsville Solid Waste Rev. Series 1990 (Freeway Transfer Inc. Proj.), 9.00%, 4/1/10 (4)        612,132
                   250,000   Goodhue Co. Econ. Dev. Auth. Courts Building Proj. Lease Rev. Series 1997A, 5.75%, 2/1/13       248,140
                   125,000   Hennepin Co. Hsg. & Redev. Auth. Rev. Series 1993A (Community Provider Program),
                                  5.70%, 8/1/13                                                                              126,187
                   655,000   Hibbing Econ. Dev. Auth. Public Proj. Rev. Series 1997 (Hibbing Lease
                                  Obligations Proj.), 6.10%, 2/1/08                                                          665,447
                 2,000,000   Minneapolis Special School Dist. #1, Certificates of Participation Series 1998B,
                                  5.125%, 2/1/16                                                                           1,876,820
                   100,000   Rice Co. Certificates of Participation Series 1996A, 5.85%, 12/1/14                             101,121


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

------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                 2,161,638   South Washington Co. (Cottage Grove) ISD No. 833 Certificates of Participation
                                Series 1999, 5.59%, 1/15/14                                                                2,142,357
                   400,000   St. Cloud Certificates of Participation Series 1997, 5.90%, 12/1/17                             395,136
                 1,673,342   St. Paul Lease Series 1998 (City Hall Annex Building), 5.71%, 10/1/18                         1,646,869
                                                                                                                        ------------
                                                                                                                           7,814,209
                                                                                                                        ------------
    PUBLIC FACILITIES (0.8%)
                   480,000   Eagan Ice Arena Gross Rev. Series 1998B, 5.50%, 4/1/19                                          450,010
                 1,245,000   St. Paul Recreational Fac. Gross Rev. Series 1996D, 5.875%, 6/1/18                            1,261,658
                                                                                                                        ------------
                                                                                                                           1,711,668
                                                                                                                        ------------
    SINGLE FAMILY MORTGAGE (9.6%)
                             Dakota County Hsg. & Redev. Auth. Single Family Mtg. Rev.:
                   485,000      Series 1994A (FNMA backed), 6.70%, 10/1/09 (4)                                               500,588
                   380,000      Series 1995 (FNMA & GNMA backed), 6.25%, 10/1/09 (4)                                         388,200
                   260,000   Dakota/Wash./Stearns Cos. Hsg. & Redev. Auth. Single Family Rev. Refunding
                                Series 1994A (FNMA backed), 6.50%, 9/1/10 (4)                                                267,103
                   875,000   Minneapolis Redev. Mtg. Rev. Series 1987A  (Riverplace Proj.) (LOC Bk. of Tokyo),
                                7.10%, 1/1/20                                                                                876,601
                 2,100,000   Minneapolis Residual Interest Mtg. Rev. Series 1995 Convertible Capital
                                  Appreciation Bonds, Zero Coupon, 7.00% Effective Yield on Purchase Date, 10/1/12           907,158
                   515,000   Minneapolis Single Family Mtg. Rev. Series 1995V (FNMA & GNMA backed), 6.25%, 4/1/22            524,723
                             Minneapolis/ St. Paul Hsg. Fin. Bd. Single Family Mtg. Rev.:
                    10,000      Series 1989A (GNMA backed), 7.65%, 12/1/00 (4)                                                10,136
                    70,000      Series 1994 (FNMA backed), 7.25%, 5/1/12 (4)                                                  72,118
                             MN HFA Single Family Mtg. Rev.:
                   175,000      Series 1991A, 7.05%, 7/1/22 (4)                                                              179,041
                 1,690,000      Series 1991A, 7.45%, 7/1/22 (4)                                                            1,743,489
                 1,575,000      Series 1992B-1, 6.75%, 1/1/26 (4)                                                          1,615,966
                   400,000      Series 1992E, 6.85%, 1/1/24 (4)                                                              412,000
                 1,000,000      Series 1992F, 6.75%, 7/1/12 (4)                                                            1,020,410
                   220,000      Series 1994C, 5.65%, 7/1/25 (4)                                                              208,839
                 1,020,000      Series 1994F, 6.30%, 7/1/25                                                                1,052,783
                    50,000      Series 1994G, 5.875%, 7/1/15 (4)                                                              50,377
                    75,000      Series 1994K, 5.90%, 1/1/07                                                                   75,968
                   435,000      Series 1994L, 6.70%, 7/1/20 (4)                                                              447,437
                 2,805,000      Series 1995M, 5.875%, 1/1/17                                                               2,845,672
                   665,000      Series 1996D, 6.00%, 1/1/16                                                                  671,384
                 1,870,000      Series 1997D, 5.85%, 7/1/19, (4)                                                           1,890,439
                 2,450,000      Series 1998C, 5.25%, 1/1/17                                                                2,293,935
                   800,000      Series 1998F-1, 5.45%, 1/1/17                                                                767,128
                   850,000      Series 1999B, 5.25%, 1/1/20                                                                  784,176
                 1,091,652   Moorhead Single Family Mtg. Rev. Refunding Series 1992B, 7.00%, 8/1/11                        1,123,682
                   290,000   St. Paul Hsg. & Redev. Auth. Single Family Mtg. Rev. Refunding Series 1995
                                  (FNMA backed), 6.00%, 9/1/10                                                               294,138


                 See accompanying notes to portfolios of investments on page 52.


                                       45
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SIT MINNESOTA TAX-FREE INCOME FUND
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------------------
       QUANTITY($)           NAME OF ISSUER                                                                         MARKET VALUE (1)
------------------------------------------------------------------------------------------------------------------------------------
                   966,042   St. Paul Residual Interest Rev. Series 1995 Convertible Capital Appreciation
                                Bonds, Zero Coupon, 7.23% Effective Yield on Purchase Date, 9/1/11                           408,645
                                                                                                                        ------------
                                                                                                                          21,432,136
                                                                                                                        ------------
    UTILITY (0.3%)
                   400,000   Southern MN Muni. Power Agy. Pwr. Supply Sys. Rev. Refunding Series 1986A, 5.00%, 1/1/16        365,788
                   315,000   Western MN Muni. Power Agy. Rev. Refunding Series 1987A, 5.50%, 1/1/15                          312,723
                                                                                                                        ------------
                                                                                                                             678,511
                                                                                                                        ------------

    OTHER REVENUE BONDS (5.8%)
                             Columbia Heights Commercial Dev. Refunding Rev. Series 1999 (Columbia Park Properties -
                                Medical Clinic Proj.):
                   150,000        5.00%, 12/1/06                                                                             144,271
                   235,000        5.10%, 12/1/07                                                                             225,074
                   250,000        5.15%, 12/1/08                                                                             241,007
                 1,750,000        5.60%, 12/1/15                                                                           1,635,112
                 1,375,000   Commissioner of Iron Range Resources and Rehabilitation Gross Rev.
                                Series 1996 (Giants Ridge Rec. Area Proj.), 7.25%, 10/1/11                                 1,438,690
                             Minneapolis Cmty. Dev. Agy. Ltd. Tax Common Bond Fund:
                   100,000      Series 1993-5 (Winslow Printing), 6.125%, 12/1/06 (4)                                        101,069
                   170,000      Series 1997-1 (Halper Corrugated Box Mfg. Co.), 5.90%, 6/1/07 (4)                            176,540
                   640,000      Series 1995-1 (Microtron, Inc.), 6.625%, 12/1/09 (4)                                         665,645
                 1,310,000      Series 1995-1 (Microtron, Inc.), 7.25%, 12/1/15 (4)                                        1,383,583
                   750,000      Series 1997-2 (Ambassador Press), 6.20%, 6/1/17 (4)                                          765,547
                   500,000      Series 1999-1A (Discount Steel), 5.25%, 6/1/19 (4)                                           455,920
                 2,000,000   Minneapolis Public Hsg. Auth. Series 1997 (General Credit Energy
                                  Savings Proj.), 6.00%, 7/1/08                                                            2,006,520
                   200,000   Renville Gross Rev. Golf Course Bond Series 1997, 6.50%, 2/1/19                                 201,430
                   300,000   Scott Co. Hsg. & Redev. Auth. Ltd. Special Benefits Tax Series 1997B
                                  (River City Centre Proj.), (AMBAC insured), 5.45%, 2/1/20                                  292,068
                 2,790,000   St. Paul Hsg. & Redev. Sales Tax Rev. Refunding Series 1996 (FSA insured)
                                  (Civic Center Proj.), 7.10%, 11/1/23                                                     3,218,209
                                                                                                                        ------------
                                                                                                                          12,950,685
                                                                                                                        ------------

Total municipal bonds (cost:  $222,407,414)                                                                              216,432,021
                                                                                                                        ------------

CLOSED-END MUTUAL FUNDS (1.9%) (2)
                   171,900   Minnesota Municipal Term Trust 2001                                                           1,729,744
                   103,500   Minnesota Municipal Term Trust II 2003                                                        1,035,000
                   108,400   Voyageur Minnesota Municipal Income Fund II                                                   1,483,725
                                                                                                                        ------------

Total Closed-End Mutual Funds (cost:  $4,538,326)                                                                          4,248,469
                                                                                                                        ------------

SHORT-TERM SECURITIES (0.4%) (2)
                   871,122   Federated Minnesota Municipal Cash Fund, 3.17%                                                  871,122
                                                                                                                        ------------
 (cost:  $871,122)

Total investments in securities (cost:  $227,816,862) (6)                                                               $221,551,612
                                                                                                                        ------------

                 See accompanying notes to portfolios of investments on page 52.


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                                       47


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[PHOTO]  SIT BOND FUND REVIEW
         SIX MONTHS ENDED SEPTEMBER 30, 1999
         -----------------------------------------------------------------------
         MICHAEL C. BRILLEY, SENIOR PORTFOLIO MANAGER
         BRYCE A. DOTY, CFA, SENIOR PORTFOLIO MANAGER

   The Sit Bond Fund provided investors with a -0.3% return for the six months ended September 1999, compared to a -0.2% return for the Lehman Aggregate Bond Index. The Fund's average annual total return since inception of +6.0% trailed the +6.2% return of the Lehman Aggregate Bond Index and exceeded the +5.3% return of the Lipper Intermediate Investment Grade Bond Fund Average.

   U.S. Treasury yields finally stabilized during the third quarter after rising significantly in the second quarter. For the past six-month period, prices declined significantly in the Fund's longer duration collateralized mortgage obligation, corporate, and U.S. Treasury holdings. The increase in interest rates, however, slowed the rate of prepayments in the mortgage pass-through sector, which raised the yield that the Fund earned on its mortgage holdings. As a result, the pass-through holdings provided the highest return in the Fund.

   Activity in the Fund involved two significant sector shifts over the past six months. Early in the period, the Fund reduced corporates along with a smaller reduction in asset- and mortgage-backed securities. This more conservative positioning was due to expected weakness in most sectors because of Y2K concerns and expectations of a flight to quality similar to last year. September marked the end of five months of weakness for most sectors. We believe that investor anticipation of illiquidity at year-end caused many sectors to underperform prematurely. As a result, we believe the Fund has reaped the majority of the benefits that could be obtained from the sector shift implemented in the second quarter. Therefore, the Fund has begun to reverse the sector shift by selectively purchasing corporate and asset-backed securities in order to beat the rush of investors with pent-up demand for these sectors.

   We expect interest rates to remain near the higher end of their recent range as investors assess the likelihood of a third increase in short-term interest rates by the Federal Reserve. At its October 5th meeting, the Fed held rates steady, but announced that a tightening bias had been adopted. As a result, economic data released between now and the next Fed meeting on November 16th will be scrutinized carefully. We intend to keep the Fund's duration slightly shorter than that of its benchmark and will continue to invest in securities that offer attractive total return opportunities.


                       INVESTMENT OBJECTIVE AND STRATEGY

   The investment objective of the Fund is to maximize total return, consistent with preservation of capital. The Fund pursues this objective by investing in a diversified portfolio of fixed-income securities.

   The fund will pursue its objective by investing in a diversified portfolio or fixed-income securities which include, but are not limited to, the following:
U.S. government securities; corporate debt securities; corporate commercial paper; mortgage and other asset-backed securities.


                               PORTFOLIO SUMMARY

           Net Asset Value     9/30/99:         $ 9.64 Per Share
                               3/31/99:         $ 9.95 Per Share
                      Total Net Assets:         $13.4 Million
                      30-day SEC Yield:           5.52%
            12-Month Distribution Rate:           5.57%
                      Average Maturity:          15.5 Years
                    Effective Duration:           4.9 Years(1)


(1) Effective duration is a measure which reflects estimated price sensitivity to a given change in interest rates. For example, for an interest rate change of 1.0%, a portfolio with a duration of 5 years would be expected to experience a price change of 5%. Effective duration is based on current interest rates and the Adviser's assumptions regarding the expected average life of individual securities held in the portfolio.


                              PORTFOLIO STRUCTURE
                            (% OF TOTAL NET ASSETS)

                      U.S. Treasury          36.8
              Mortgage Pass Through          25.6
            Corporate Bonds & Notes          14.3
            Asset-Backed Securities          11.3
            Closed-End Mutual Funds           4.2
Collateralized Mortgage Obligations           4.0
                     Federal Agency           0.8
            Cash & Other Net Assets           3.0



                                       48
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                         AVERAGE ANNUAL TOTAL RETURNS*


                                                             LIPPER INTER.
                         SIT               LEHMAN             INVESTMENT
                        BOND             AGGREGATE            GRADE BOND
                        FUND            BOND INDEX             FUND AVG.
                        ----            ----------           -------------

3 Month**               0.40%               0.68%                0.49%
6 Month**              -0.26               -0.21                  N/A
1 Year                 -0.22               -0.37                -1.01
3 Year                  6.25                6.82                 5.87
5 Year                  7.40                7.84                 6.90
Inception               5.97                6.17                 5.33
   (12/1/93)



                           CUMULATIVE TOTAL RETURNS*

                                                             LIPPER INTER.
                         SIT               LEHMAN             INVESTMENT
                        BOND             AGGREGATE            GRADE BOND
                        FUND            BOND INDEX             FUND AVG.
                        ----            ----------           -------------

1 Year                 -0.22%              -0.37%               -1.01%
3 Year                 19.95               21.89                18.66
5 Year                 42.90               45.85                39.58
Inception              40.26               41.83                35.36
   (12/1/93)


* As of 9/30/99.                                               **Not annualized.


--------------------------------------------------------------------------------
PERFORMANCE FIGURES ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL VARY, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE CHANGES IN SHARE PRICE AS WELL AS REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. MANAGEMENT FEES AND ADMINISTRATIVE EXPENSES ARE INCLUDED IN THE FUND'S PERFORMANCE; HOWEVER, FEES AND EXPENSES ARE NOT INCORPORATED IN THE LEHMAN AGGREGATE BOND INDEX. THE LIPPER AVERAGES AND INDICES ARE OBTAINED FROM LIPPER ANALYTICAL SERVICES, INC., A LARGE INDEPENDENT EVALUATOR OF MUTUAL FUNDS.


                               GROWTH OF $10,000


                                    [GRAPH]

The sum of $10,000 invested at inception (12/1/93) and held until 9/30/99 would have grown to $14,026 in the Fund or $14,183 in the Lehman Aggregate Bond Index assuming reinvestment of all dividends and capital gains.

                                QUALITY RATINGS
                            (% OF TOTAL NET ASSETS)


                                                                LOWER OF MOODY'S
                                                             OR S&P RATING USED.

[PIE CHART]

Government
 Agency Backed
  Securities             26.4%
U.S. Government          36.8%
AAA                      13.3%
AA                        1.4%
A                         9.4%
BBB                       9.7%
Cash & Other
 Net Assets               3.0%



                                       49
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

SIT BOND FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1999 (UNAUDITED)

--------------------------------------------------------------------------------------------------
QUANTITY($)                NAME OF ISSUER                                          MARKET VALUE(1)
--------------------------------------------------------------------------------------------------
FEDERAL AGENCY (0.8%) (2)
                 100,000   Tennessee Valley Auth.,
                              Series 1989-G, 8.625%, 11/15/29                            $105,875
                                                                                ------------------

    (cost:  $106,150)

U.S. GOVERNMENT SECURITIES (36.8%) (2)
                           U.S. Treasury Note:
               1,150,000         5.75%, 8/15/03                                         1,145,975
                 550,000         6.125%, 8/15/07                                          550,451
               1,000,000   U.S. Treasury Bond, 6.125%, 8/15/29                          1,009,590
                           U.S. Treasury Strip:
               1,400,000      5.61% Effective Yield, 5/15/04                            1,066,198
               1,650,000      5.95% Effective Yield, 11/15/09                             870,342
                 289,143   U.S.Treasury Inflation Index Bond,
                              3.375%, 1/15/07                                             276,039
                                                                                ------------------

Total U.S. government securities                                                        4,918,595
                                                                                ------------------
    (cost:  $4,954,005)

ASSET-BACKED SECURITIES (11.3%) (2)
                           Advanta Mortgage Loan Trust:
                 200,000      1995-3 A5, 7.37%, 2/25/27                                   199,792
                 250,000      1996-1 A7, 7.07%, 3/25/27                                   245,375
                 200,000   Conseco Finance Home Equity
                              Series 1999-F A3, 6.97%, 10/15/30                           200,000
                 249,998   ContiMortgage Home Equity Loan Trust
                              Series 1996-1 A7, 7.00%, 3/15/27                            242,788
                 100,000   EQCC Home Equity Loan Trust
                              Series 1996-1, 6.93%, 3/15/27                                96,890
                           Green Tree Financial Corp.:
                 200,000      1999-1, A5, 6.11%, 9/1/23                                   175,404
                  75,000      1995-5, 7.25%, 9/15/25                                       74,655
                  75,000      1997-4, 7.03%, 2/15/29                                       74,692
                 125,000      1999-E A3, 7.18%, 8/30/30                                   125,547
                  75,000   Money Store Home Equity Mortgage,
                              7.265%, 7/15/38                                              75,204
                                                                                ------------------

Total asset-backed securities                                                           1,510,347
                                                                                ------------------
    (cost:  $1,533,962)

CORPORATE BONDS & NOTES (14.3%) (2)
                           American Airlines:
                  75,000      1999-1 A2, 7.024%, 10/15/09                                  75,000
                  75,000      1999-1 B, 7.324%, 10/15/09                                   75,000
                 100,000   Burlington North Santa Fe,
                              Series 1999-2, 7.57%, 1/2/21                                 99,800
                 200,000   CIT Group, Inc., 7.125%, 10/15/04                              200,536
                           Continental Airlines:
                 100,000      1999-1B, 6.795%, 8/2/18                                      91,845
                  99,957      1999-1A, 6.545%, 2/2/19                                      92,345
                 150,000   First Industrial LP, 7.15%, 5/15/27                            147,375
                 200,000   Ford Motor Credit Corp., 5.75%, 2/23/04                        191,490
                 200,000   Franchise Fin. Corp., 8.25%, 10/30/03                          199,500
                 125,000   Ryder System, Inc., 8.75%, 3/15/17                             128,438
                 250,000   Service Corp. Int'l., 7.375%, 4/15/04                          242,812
                  10,000   Toys R Us, Inc., 8.25%, 2/1/17                                  10,063
                  50,000   Union Carbide Corp., 8.75%, 8/1/22                              52,813
                 325,000   Union Tank Car Co., 6.57%, 1/2/14                              310,151
                                                                                ------------------

Total corporate bonds & notes                                                           1,917,168
                                                                                ------------------
    (cost:  $1,968,029)

MORTGAGE PASS-THROUGH SECURITIES (25.6%) (2)(3)
                           Federal Home Loan Mortgage Corp.:
                 174,419      9.00%, 12/1/17                                              182,997
                  25,324      10.25%, 9/1/09                                               27,331
                  29,091      10.75%, 3/1/11                                               31,721
                           Federal National Mortgage Association:
                 216,080      9.00%, 12/1/19                                              225,475
                 217,009      9.75%, 1/1/13                                               235,861
                 199,762      10.25%, 8/15/13                                             220,112
                  80,209      11.00%, 11/1/20                                              88,146
                           Government National Mortgage Association:
                   6,895      8.75%, 11/15/01                                               7,014
                  49,904      9.00%, 10/15/06                                              52,515
                  56,685      9.00%, 9/15/08                                               59,216
                 100,026      9.00%, 4/15/09                                              104,477
                  55,807      9.00%, 4/15/09                                               58,292
                 106,072      9.00%, 4/15/09                                              110,803
                   6,719      9.00%, 8/15/11                                                7,010
                 131,737      9.00%, 01/15/17                                             139,764
                  51,019      9.00%, 8/20/19                                               52,756
                  99,316      9.00%, 12/15/19                                             104,070
                  44,211      9.00%, 6/20/21                                               45,712
                  55,251      9.00%, 12/20/21                                              57,131
                   9,395      9.25%, 5/15/01                                                9,829
                  47,551      9.25%, 5/15/10                                               49,614
                  14,062      9.50%, 3/15/03                                               14,813


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

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QUANTITY($)                NAME OF ISSUER                                          MARKET VALUE(1)
--------------------------------------------------------------------------------------------------
                  74,645      9.50%, 11/15/05                                              77,561
                  68,421      9.50%, 12/15/09                                              73,272
                  47,497      9.50%, 2/15/11                                               49,616
                 100,990      9.50%, 5/20/16                                              106,533
                  57,196      9.50%, 9/15/17                                               60,994
                 184,137      9.50%, 12/15/17                                             198,264
                  67,285      9.50%, 5/20/18                                               70,961
                 247,309      9.50%, 7/20/18                                              260,837
                 107,435      9.50%, 7/20/18                                              113,301
                  69,072      9.50%, 9/20/18                                               72,835
                 136,459      9.50%, 12/15/19                                             146,265
                   9,664      9.50%, 4/15/20                                               10,304
                  14,777      9.50%, 9/15/20                                               15,746
                  27,494      9.50%, 11/15/21                                              29,520
                   2,363      9.75%, 8/15/02                                                2,491
                  18,378      10.00%, 8/15/02                                              19,401
                  44,585      10.00%, 6/15/19                                              47,987
                   5,504      10.25%, 4/15/01                                               5,758
                   3,803      10.25%, 4/15/01                                               3,979
                   5,396      10.50%, 7/15/00                                               5,433
                  14,691      10.75%, 1/15/01                                              15,371
                   7,061      11.25%, 10/15/00                                              7,110
                   9,873      11.75%, 7/15/00                                               9,940
                   8,168      11.75%, 7/15/01                                               8,548
                           Municipal (GNMA collateralized):
                 100,000      Aurora, CO, Multifamily Series 1999A
                                    6.75%, 7/1/01                                         100,074
                  24,000      Bernalillo Multifamily Series 1998A,
                                    7.50%,  9/20/20                                        23,624
                                                                                ------------------

Total mortgage pass-through securities                                                  3,420,384
                                                                                ------------------
    (cost:  $3,446,852)

COLLATERALIZED MORTGAGE OBLIGATIONS (4.0%) (2)
                 217,215   PNC Mortgage Securities Corp.
                              Series 1998-6 4A, 6.75%, 8/25/13                            214,552
                 350,000   Norwest Asset Securities Corp.
                              Series 1998-19  2A12, 6.75%, 7/25/28                        324,128
                                                                                ------------------

Total collateralized mortgage obligations                                                 538,680
                                                                                ------------------
    (cost:  $562,404)

CLOSED-END MUTUAL FUNDS (4.2%) (2)
                  10,000   American Select Portfolio                                      118,125
                  12,599   American Strategic Income Portfolio (I)                        141,739
                  16,390   American Strategic Income Portfolio (II)                       187,461
                  10,309   American Strategic Income Portfolio (III)                      114,043
                                                                                ------------------


Total closed-end mutual funds                                                             561,368
                                                                                ------------------
    (cost:  $556,706)

SHORT-TERM SECURITIES (7.9%) (2)
                 500,000   American Express, 5.40%, 10/5/99                               499,700
                 400,000   General Electric Cap. Corp.,  5.31%, 10/4/99                   399,823
                 157,629   Dreyfus Gov't Cash Mgmt. Fund, 4.93%                           157,629
                                                                                ------------------

Total short term securities                                                             1,057,152
                                                                                ------------------
    (cost:  $1,057,152)

Total investments in securities
    (cost:  $14,185,260)  (6)                                                         $14,029,569
                                                                                ==================


                 See accompanying notes to portfolios of investments on page 52.

SIT MUTUAL FUNDS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS (UNAUDITED)


      (1) Securities are valued by procedures described in note 1 to the financial statements.

      (2)   Percentage figures indicate percentage of total net assets.

      (3) At September 30, 1999, 17.7% of net assets in the U.S. Government Securities Fund and 3.6% of net assets in the Bond Fund was invested in GNMA mobile home pass-through securities.

      (4) Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 1999, approximately 13.0% of net assets in the Minnesota Tax-Free Income Fund was invested in such securities.

      (5) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under the guidelines established by the Board of Directors.

      (6) At September 30, 1999 the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                                                   U.S.
                                                               MONEY            GOVERNMENT
                                                               MARKET           SECURITIES             BOND
                                                                FUND               FUND                FUND
                                                             -----------       -------------        -------------
Cost for federal income tax purposes                         $55,505,703       $ 162,443,808        $  14,185,260
                                                             ===========       =============        =============

Unrealized appreciation (depreciation) on investments:
          Gross unrealized appreciation                               --       $     440,845        $      50,510
          Gross unrealized depreciation                               --          (1,668,283)            (206,201)
                                                             -----------       -------------        -------------


Net unrealized appreciation (depreciation)                            --       $  (1,227,438)       $    (155,691)
                                                             ===========       =============        =============



                                                                                   MINNESOTA
                                                               TAX-FREE             TAX-FREE
                                                                INCOME               INCOME
                                                                 FUND                 FUND
                                                             -------------        -------------
Cost for federal income tax purposes                         $ 799,062,165        $ 227,816,862
                                                             =============        =============

Unrealized appreciation (depreciation) on investments:
          Gross unrealized appreciation                      $   6,700,683        $   1,646,570
          Gross unrealized depreciation                        (32,863,255)          (7,911,820)
                                                             -------------        -------------


Net unrealized appreciation (depreciation)                   $ (26,162,572)       $  (6,265,250)
                                                             =============        =============


SIT MUTUAL FUNDS
SEPTEMBER 30, 1999                                                        [LOGO]
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)


                                                              U.S.                                                    MINNESOTA
                                          MONEY            GOVERNMENT                              TAX-FREE            TAX-FREE
                                          MARKET           SECURITIES             BOND              INCOME             INCOME
ASSETS                                     FUND               FUND                FUND               FUND               FUND
                                        ------------       ------------       ------------       ------------       ------------
Investments in securities, at
     identified cost ............       $ 55,505,703       $162,443,808       $ 14,185,260       $799,062,165       $227,816,862
                                        ============       ============       ============       ============       ============

Investments in securities, at
     market value - see
     accompanying schedules for
     detail .....................       $ 55,505,703       $161,216,370       $ 14,029,569       $772,899,593       $221,551,612
Cash in bank on demand
     deposit ....................             67,080              7,274            212,912             10,971                 --
Accrued interest
     receivable .................                 --          1,191,256             93,648         12,106,823          4,000,363
Receivable for investment
     securities sold ............                 --                 --                 --          3,134,783                 --
Other
     receivables ................                 --            274,138                912                 --             47,724
Receivable for Fund shares
     sold .......................            478,868             45,892              4,310            396,067            487,420
                                        ------------       ------------       ------------       ------------       ------------

               Total assets .....         56,051,651        162,734,930         14,341,351        788,548,237        226,087,119
                                        ------------       ------------       ------------       ------------       ------------


LIABILITIES
Disbursements in excess of
     cash balances ..............                 --                 --                 --                 --             26,949
Payable for investment securities
     purchased ..................                 --            450,214            954,606                 --          2,732,288
Payable for Fund shares
     redeemed ...................          1,012,379            211,928                 --          1,943,084            676,921
Cash portion of dividends
     payable to shareholders ....             64,209             41,498                531            476,292            149,279
Other
     payables ...................                 --                 --                 --              6,425                 --
Accrued investment management
     and advisory services fee ..             26,071            106,687              8,401            455,124            149,455
                                        ------------       ------------       ------------       ------------       ------------

               Total liabilities           1,102,659            810,327            963,538          2,880,925          3,734,892
                                        ------------       ------------       ------------       ------------       ------------

Net assets applicable to
     outstanding capital stock ..       $ 54,948,992       $161,924,603       $ 13,377,813       $785,667,312       $222,352,227
                                        ============       ============       ============       ============       ============

     Capital Stock Par ..........       $      0.001       $       0.01       $      0.001       $      0.001       $      0.001

     Authorized shares (000's) ..         10,000,000         10,000,000         10,000,000         10,000,000         10,000,000
     Outstanding shares .........         54,952,061         15,683,120          1,388,299         79,834,477         22,108,546
                                        ============       ============       ============       ============       ============

Net asset value per share of
     outstanding capital stock ..       $       1.00       $      10.32       $       9.64       $       9.84       $      10.06
                                        ============       ============       ============       ============       ============



                  See accompanying notes to financial statements on pages 58-61.

SIT MUTUAL FUNDS
SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (UNAUDITED)


                                                                          U.S.                                            MINNESOTA
                                                      MONEY            GOVERNMENT                       TAX-FREE          TAX-FREE
                                                      MARKET           SECURITIES         BOND           INCOME            INCOME
                                                       FUND               FUND            FUND            FUND              FUND
                                                    ------------     ------------     ------------     ------------     ------------
INVESTMENT INCOME:
      INCOME:
           Interest ............................    $  1,670,770     $  5,067,898     $    405,798     $ 23,590,816     $  7,244,857
                                                    ------------     ------------     ------------     ------------     ------------
                     Total income ..............       1,670,770        5,067,898          405,798       23,590,816        7,244,857
                                                    ------------     ------------     ------------     ------------     ------------

      EXPENSES (NOTE 3):
           Investment management and
                advisory services fee ..........         249,516          702,746           49,833        3,333,284        1,011,050
                Less fees and expenses absorbed
                     by investment adviser .....         (83,364)         (50,137)              --         (457,294)              --
                                                    ------------     ------------     ------------     ------------     ------------

                Total net expenses .............         166,152          652,609           49,833        2,875,991        1,011,050
                                                    ------------     ------------     ------------     ------------     ------------

                Net investment income ..........       1,504,618        4,415,289          355,965       20,714,825        6,233,807
                                                    ------------     ------------     ------------     ------------     ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS :
           Net realized gain (loss) (note 2) ...              --       (2,199,681)        (250,208)        (625,080)       (514,475)

           Net change in unrealized appreciation
                or (depreciation) on investments              --         (728,379)        (147,722)     (43,780,816)    (11,415,359)
                                                    ------------     ------------     ------------     ------------    ------------

                Net gain (loss) on investments .              --       (2,928,060)        (397,930)     (44,405,896)    (11,929,834)
                                                    ------------     ------------     ------------     ------------    ------------

Net increase (decrease)  in net assets resulting
      from operations ..........................    $  1,504,618     $  1,487,229     ($    41,965)    ($23,691,071)   ($ 5,696,027)
                                                    ============     ============     ============     ============    ============





                  See accompanying notes to financial statements on pages 58-61.

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                                       55

SIT MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                   MONEY MARKET                       U.S. GOVERNMENT
                                                                      FUND                            SECURITIES FUND
                                                        -------------------------------  ----------------------------------
                                                        SIX MONTHS                           SIX MONTHS
                                                          ENDED                                ENDED
                                                        SEPTEMBER 30,      YEAR ENDED      SEPTEMBER 30,      YEAR ENDED
                                                           1999             MARCH 31,           1999           MARCH 31,
                                                        (UNAUDITED)           1999          (UNAUDITED)          1999
                                                       -------------     -------------     -------------     -------------
OPERATIONS:
     Net investment income ........................    $   1,504,618     $   2,054,939     $   4,415,289     $   6,473,904
     Net realized gain (loss) on investments ......               --                --        (2,199,681)          847,820
     Net change in unrealized appreciation
        (depreciation) of investments .............               --                --          (728,379)       (1,417,691)
                                                       -------------     -------------     -------------     -------------

        Net increase in net assets resulting from
           operations .............................        1,504,618         2,054,939         1,487,229         5,904,033
                                                       -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................       (1,504,618)       (2,054,939)       (4,415,289)       (6,473,904)
     Net realized gains on investments ............               --                --                --        (1,378,000)
                                                       -------------     -------------     -------------     -------------

        Total distributions .......................       (1,504,618)       (2,054,939)       (4,415,289)       (7,851,904)
                                                       -------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold ....................      359,035,738       521,895,983        36,387,208        98,796,377
     Reinvested distributions .....................          913,882         1,723,536         4,152,570         7,221,219
     Payments for shares redeemed .................     (366,442,195)     (505,288,726)      (35,017,342)      (48,607,714)
                                                       -------------     -------------     -------------     -------------

        Increase (decrease) in net assets from
           capital share transactions .............       (6,492,575)       18,330,793         5,522,436        57,409,882
                                                       -------------     -------------     -------------     -------------

           Total increase (decrease) in net assets        (6,492,575)       18,330,793         2,594,376        55,462,011
NET ASSETS
     Beginning of period ..........................       61,441,567        43,110,774       159,330,227       103,868,216
                                                       -------------     -------------     -------------     -------------
     End of period ................................    $  54,948,992     $  61,441,567     $ 161,924,603     $ 159,330,227
                                                       =============     =============     =============     =============
NET ASSETS CONSIST OF:
     Capital (par value and paid-in surplus) ......    $  54,948,987     $  61,441,567     $ 165,649,410     $ 160,126,974
     Undistributed (distributions in excess of) net
        investment income .........................               --                --                --                --
     Accumulated net realized gain (loss) from
        security transactions .....................               --                --        (2,497,368)         (297,687)
     Unrealized appreciation (depreciation)
        on investments ............................               --                --        (1,227,439)         (499,060)
                                                       -------------     -------------     -------------     -------------

                                                       $  54,948,987     $  61,441,567     $ 161,924,603     $ 159,330,227
                                                       =============     =============     =============     =============

CAPITAL TRANSACTIONS IN SHARES:
     Sold .........................................      359,035,783       521,895,983         3,495,641         9,272,214
     Reinvested distributions .....................          913,882         1,723,536           400,372           677,811
     Redeemed .....................................     (366,442,190)     (505,288,726)       (3,369,607)       (4,561,161)
                                                       -------------     -------------     -------------     -------------

Net increase (decrease) ...........................       (6,492,525)       18,330,793           526,406         5,388,864
                                                       =============     =============     =============     =============


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--------------------------------------------------------------------------------



              BOND                              TAX-FREE                       MINNESOTA TAX-FREE
              FUND                             INCOME FUND                       INCOME FUND
-------------------------------     -------------------------------     -------------------------------
  SIX MONTHS                         SIX MONTHS                           SIX MONTHS
    ENDED                              ENDED                                ENDED
 SEPTEMBER 30,      YEAR ENDED      SEPTEMBER 30,       YEAR ENDED      SEPTEMBER 30,      YEAR ENDED
     1999            MARCH 31,          1999             MARCH 31,           1999           MARCH 31,
 (UNAUDITED)           1999          (UNAUDITED)           1999          (UNAUDITED)          1999
-------------     -------------     -------------     -------------     -------------     -------------
$     355,965     $     603,052     $  20,714,825     $  33,637,426     $   6,233,807     $   9,666,218
     (250,208)           92,909          (625,080)        1,808,557          (514,475)           56,447

     (147,722)         (123,900)      (43,780,816)       (2,343,717)      (11,415,359)          642,985
-------------     -------------     -------------     -------------     -------------     -------------


      (41,965)          572,061       (23,691,071)       33,102,266        (5,696,027)       10,365,650
-------------     -------------     -------------     -------------     -------------     -------------

     (355,965)         (603,052)      (20,714,825)      (33,644,852)       (6,233,807)       (9,675,296)
           --           (76,000)               --        (3,365,000)               --                --
-------------     -------------     -------------     -------------     -------------     -------------

     (355,965)         (679,052)      (20,714,825)      (37,009,852)       (6,233,807)       (9,675,296)
-------------     -------------     -------------     -------------     -------------     -------------

    2,229,975         3,764,226       183,864,011       615,154,811        83,654,066       214,887,144
      345,641           648,528        17,834,706        30,867,685         5,378,575         8,025,552
     (719,554)       (3,092,333)     (266,978,688)     (266,340,384)     (126,025,355)      (95,961,945)
-------------     -------------     -------------     -------------     -------------     -------------


    1,856,062         1,320,421       (65,279,971)      379,682,112       (36,992,714)      126,950,751
-------------     -------------     -------------     -------------     -------------     -------------

    1,458,132         1,213,430      (109,685,867)      375,774,526       (48,922,548)      127,641,105

   11,919,681        10,706,251       895,353,179       519,578,653       271,274,775       143,633,670
-------------     -------------     -------------     -------------     -------------     -------------
$  13,377,813     $  11,919,681     $ 785,667,312     $ 895,353,179     $ 222,352,227     $ 271,274,775
=============     =============     =============     =============     =============     =============

$  13,782,118     $  11,926,056     $ 812,522,118     $ 877,802,089     $ 229,167,730     $ 266,160,444

           --                --                --                --                --                --
     (248,614)            1,594          (692,234)          (67,154)         (550,253)          (35,778)

     (155,691)           (7,969)      (26,162,572)       17,618,244        (6,265,250)        5,150,109
-------------     -------------     -------------     -------------     -------------     -------------

$  13,377,813     $  11,919,681     $ 785,667,312     $ 895,353,179     $ 222,352,227     $ 271,274,775
=============     =============     =============     =============     =============     =============


      227,529           373,409        18,078,074        58,814,075         8,025,352        20,329,590
       35,505            64,250         1,765,578         2,951,347           521,387           759,723
      (73,144)         (306,375)      (26,218,264)      (25,488,804)      (12,147,495)       (9,077,623)
-------------     -------------     -------------     -------------     -------------     -------------

      189,890           131,284        (6,374,612)       36,276,618        (3,600,756)       12,011,690
=============     =============     =============     =============     =============     =============



                  See accompanying notes to financial statements on pages 58-61.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Sit Mutual Funds (the Funds) are 100% no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Bond Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. This report covers the bond funds of the Sit Mutual Funds. The investment objective for each Fund is as follows:



------------------------------------------------------------------------------------------------------------------------------------
FUND                                                        INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Money Market                           Maximum current income with the preservation of capital and maintenance of liquidity.
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities             High current income and safety of principal.
------------------------------------------------------------------------------------------------------------------------------------
Bond                                   Maximize total return, consistent with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
Tax-Free Income                        High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Free Income              High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------



Significant accounting policies followed by the Funds are summarized below:

INVESTMENTS IN SECURITIES

Securities maturing more than 60 days from the valuation date, with the exception of those in Money Market Fund, are valued at the market price supplied by an independent pricing vendor based on current interest rates; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value. When market quotations are not readily available, securities are valued at fair value based on procedures determined in good faith by the Boards of Directors. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, all securities in the Money Market Fund are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Delivery and payment for securities which have been purchased by the Minnesota Tax-Free Income, Tax-Free Income, and U.S. Government Securities Funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery, and each Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of September 30, 1999, the Minnesota Tax-Free Income, and Tax-Free Income Funds had entered into when-issued or forward commitments of $2,732,288 and $656,948, respectively.

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FEDERAL TAXES

The Funds' policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

For federal income tax purposes the Minnesota Tax-Free Income Fund has a capital loss carryover of $35,778 at March 31, 1999, which, if not offset by subsequent capital gains, will begin to expire in 2004. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover is offset or expires.

DISTRIBUTIONS

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds' capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT SECURITY TRANSACTIONS

Purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the period ended September 30, 1999, were as follows:

                                           Purchases ($)      Proceeds ($)
                                           -------------      ------------

      U.S. Government Securities Fund        110,477,424       102,546,202
      Bond Fund                                9,183,659         6,653,818
      Tax-Free Income Fund                   146,228,780       166,937,219
      Minnesota Tax-Free Income Fund          36,063,527        60,390,564

For Money Market Fund during the period ended September 30, 1999 purchases of and proceeds from sales and maturities of investment securities aggregated $1,101,733,824 and $1,094,259,000, respectively.

SIT MUTUAL FUNDS
SIX MONTHS ENDED SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


NOTE 3 - EXPENSES

INVESTMENT ADVISER

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Fund's assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of Money Market, U.S. Government Securities, Bond, Tax-Free Income, and Minnesota Tax Free Income Funds' expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

                                                           Average
                                                            Daily
                                                          Net Assets
                                                          ----------

            Bond Fund                                      .80%
            Tax-Free Income Fund                           .80%
            Minnesota Tax-Free Income Fund                 .80%


                                                    First              Over
                                                 $50 Million        $50 Million
                                                 -----------        -----------

            Money Market Fund                      .80%                .60%
            U.S. Government Securities Fund       1.00%                .80%

For the period April 1, 1995, through December 31, 1999, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the Tax-Free Income Fund to an annual rate of .70% of the Fund's average daily net assets in excess of $250 million and .60% of the Fund's average daily net assets in excess of $500 million. After December 31, 1999, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

For the period April 1, 1995, through December 31, 1999, the Adviser has voluntarily agreed to limit the flat monthly fee (and, thereby, all Fund expenses, except extraordinary expenses, interest, brokerage commissions and other transaction charges not payable by the Adviser) paid by the U.S. Government Securities Fund and Money Market Fund to an annual rate of .80% and
 .50%, respectively of the Fund's average daily net assets. After December 31, 1999, this voluntary fee waiver may be discontinued by the Adviser in its sole discretion.

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TRANSACTIONS WITH AFFILIATES

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 1999:

                                                                 % Shares
                                                  Shares        Outstanding
                                                  ------        -----------

       Money Market Fund                      13,737,178           25.0
       U.S. Government Securities Fund           455,455            2.9
       Bond Fund                                 152,415           11.0
       Tax-Free Income Fund                    1,731,127            2.2
       Minnesota Tax-Free Income Fund            874,827            4.0


NOTE 4 - FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding during the period and selected supplemental and ratio information for each period(s), are indicated as follows:

SIT MONEY MARKET FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                            Six months
                                                              ended
                                                            September 30,                   Years Ended March 31,
                                                               1999         --------------------------------------------------------
                                                            (Unaudited)       1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Beginning of period                                      $1.00           $1.00          $1.00          $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                     0.02            0.05           0.05           0.05          0.05
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                          0.02            0.05           0.05           0.05          0.05
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                               (0.02)          (0.05)         (0.05)         (0.05)        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     End of period                                            $1.00           $1.00          $1.00          $1.00         $1.00
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                    2.32%           4.99%          5.29%          5.04%         5.44%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                 $54,949         $61,442        $43,111        $32,668       $21,260

RATIOS:
     Expenses to average daily net assets                      0.50% (2)       0.50% (2)      0.50% (2)      0.50% (2)     0.50% (2)
     Net investment income to average daily net assets         4.53% (2)       4.84% (2)      5.12% (2)      4.93% (2)     5.35% (2)

--------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 1999 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets for the first $50 million in Fund net assets and .60% of average daily net assets for Fund net assets exceeding $50 million. However, during the periods ended September 30, 1999 and March 31, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $83,364 $126,552, $98,857, $78,042, and $66,862, respectively, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .75%, .80%, .80%, .80%, and .80% for each of these periods and the ratio of net investment income to average daily net assets would have been 4.28%, 4.54%, 4.82%, 4.63%, and 5.05%, respectively.

SIT U.S. GOVERNMENT SECURITIES FUND                                       [LOGO]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



                                                             Six months
                                                               ended
                                                             September 30,                 Years Ended March 31,
                                                                1999         -------------------------------------------------------
                                                             (Unaudited)      1999          1998         1997            1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Beginning of period                                       $10.51        $10.63        $10.28        $10.47         $10.28
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                        .28           .54           .63           .65            .70
     Net realized and unrealized gains
        (losses) on investments                                  (.19)         (.01)          .35          (.19)           .19
------------------------------------------------------------------------------------------------------------------------------------
Total from operations                                             .09           .53           .98           .46            .89
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                  (.28)         (.54)         (.63)         (.65)          (.70)
     From realized gains                                           --          (.11)           --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (.28)         (.65)         (.63)         (.65)          (.70)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     End of period                                             $10.32        $10.51        $10.63        $10.28         $10.47
------------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                      0.90%         5.05%         9.70%         4.55%          8.87%
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                  $161,925      $159,330      $103,868       $73,394        $52,450

RATIOS:
     Expenses to average daily net assets                        0.80% (2)     0.80% (2)     0.80% (2)     0.80% (2)      0.80% (2)
     Net investment income to average daily net assets           5.41% (2)     5.06% (2)     5.93% (2)     6.30% (2)      6.72% (2)
Portfolio turnover rate (excluding short-term securities)       66.46%        86.16%        50.67%        85.21%         51.37%


--------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 1999 are adjusted to an annual rate. Total Fund expenses are contractually limited to 1.00% of average daily net assets for the first $50 million in Fund net assets and .80% of average daily net assets exceeding $50 million. However, during the periods ended September 30, 1999 and March 31, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $50,137, $100,000, $100,000, $99,999, and $88,625 of expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .86%, .87%, .91%, .97%, and 1.00% for these periods and the ratio of net investment income to average daily net assets would have been 5.35%, 4.99%, 5.82%, 6.13%, and 6.52%, respectively.

SIT TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS





                                                         Six months
                                                            ended
                                                         September 30,               Years Ended March 31,
                                                            1999         -----------------------------------------------------
                                                         (Unaudited)      1999         1998         1997         1996
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Beginning of period                                   $10.39        $10.41        $9.98        $9.88        $9.70
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                    .25           .51          .54          .56          .56
     Net realized and unrealized gains
        (losses) on investments                              (.55)          .03          .50          .10          .18
------------------------------------------------------------------------------------------------------------------------------
Total from operations                                        (.30)          .54         1.04          .66          .74
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                              (.25)         (.51)        (.54)        (.56)        (.56)
     From realized gains                                       --          (.05)        (.07)          --           --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          (.25)         (.56)        (.61)        (.56)        (.56)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     End of period                                          $9.84        $10.39       $10.41        $9.98        $9.88
------------------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (2.90%)        5.30%       10.69%        6.82%        7.73%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)              $785,667      $895,353     $519,579     $342,540     $279,769

RATIOS:
     Expenses to average daily net assets                    0.69% (2)     0.71% (2)    0.76% (2)    0.79% (2)    0.80% (2)
     Net investment income to average daily net assets       4.95% (2)     4.90% (2)    5.29% (2)    5.63% (2)    5.65% (2)
Portfolio turnover rate (excluding short-term securities)   21.15%        14.27%       21.40%       25.34%       25.50%


--------------


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2) Percentages for the period ended September 30, 1999 are adjusted to an annual rate. Total Fund expenses are contractually limited to .80% of average daily net assets. However, during the periods ended September 30, 1999 and March 31, 1999, 1998, 1997, and 1996, the investment adviser voluntarily absorbed $457,294, $621,348, $171,504, $46,819, and $15,540, in expenses that were otherwise payable by the Fund. Had the Fund incurred these expenses, the ratio of expenses to average daily net assets would have been .80% for these periods, and the ratio of net investment income to average daily net assets would have been 4.84%, 4.81%, 5.25%, 5.62%, and 5.65%, respectively.

SIT MINNESOTA TAX-FREE INCOME FUND                                        [LOGO]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS





                                                         Six months
                                                           ended
                                                        September 30,             Years Ended March 31,
                                                            1999        --------------------------------------------
                                                         (Unaudited)     1999         1998      1997         1996
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Beginning of period                                    $10.55       $10.49      $10.14     $10.09       $9.96
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                     .26          .51         .55        .57         .57
     Net realized and unrealized gains
        (losses) on investments                               (.49)         .06         .35        .05         .13
-------------------------------------------------------------------------------------------------------------------
Total from operations                                         (.23)         .57         .90        .62         .70
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                               (.26)        (.51)       (.55)      (.57)       (.57)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     End of period                                          $10.06       $10.55      $10.49     $10.14      $10.09
-------------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (2.25%)       5.58%       9.07%      6.26%       7.12%
-------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)               $222,352     $271,275    $143,634    $93,976     $62,980

RATIOS:
     Expenses to average daily net assets                    0.80% (2)    0.80%       0.80%      0.80%       0.80%
     Net investment income to average daily net assets       4.91% (2)    4.83%       5.32%      5.56%       5.62%
Portfolio turnover rate (excluding short-term securities)   14.85%       13.67%      17.58%     17.16%      15.85%




--------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)   Adjusted to an annual rate.

SIT BOND FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS




                                                          Six months
                                                            ended
                                                         September 30,          Years Ended March 31,
                                                            1999       ---------------------------------------
                                                          (Unaudited)   1999         1998      1997     1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     Beginning of period                                     $9.95      $10.03       $9.62     $9.83    $9.48
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net investment income                                     .28         .54         .63       .64      .64
     Net realized and unrealized gains
        (losses) on investments                               (.31)       (.02)        .43      (.14)     .35
--------------------------------------------------------------------------------------------------------------
Total from operations                                         (.03)        .52        1.06       .50      .99
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                               (.28)       (.54)       (.63)     (.64)    (.64)
     From realized gains                                        --        (.06)       (.02)     (.07)      --
--------------------------------------------------------------------------------------------------------------
Total distributions                                           (.28)       (.60)       (.65)     (.71)    (.64)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
     End of period                                           $9.64       $9.95      $10.03     $9.62    $9.83
--------------------------------------------------------------------------------------------------------------
Total investment return (1)                                 (0.26%)      5.30%      11.22%     5.21%   10.57%
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000's omitted)                $13,378     $11,920     $10,706    $6,403   $5,222

RATIOS:
     Expenses to average daily net assets                    0.80% (2)   0.80%       0.80%     0.80%    0.80%
     Net investment income to average daily net assets       5.71% (2)   5.34%       6.31%     6.52%    6.49%
Portfolio turnover rate (excluding short-term securities)   66.21%      89.29%      76.15%   128.06%  159.45%



--------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value.

(2)   Adjusted to an annual rate.

                                                                          [LOGO]
--------------------------------------------------------------------------------












                  This page has been left blank intentionally.

[LOGO]


Directors:
                       Eugene C. Sit, CFA
                       Peter L. Mitchelson, CFA
                       Michael C. Brilley
                       John E. Hulse
                       Sidney L. Jones
                       Donald W. Phillips
                       William E. Frenzel

Director Emeritus:
                       Melvin C. Bahle

Officers:
                       Eugene C. Sit, CFA          Chairman
                       Peter L. Mitchelson, CFA    Vice Chairman
                       Mary K. Stern, CFA          President
                       Michael C. Brilley          Senior Vice President
                       Paul E. Rasmussen           Vice President & Treasurer
                       Debra A. Sit, CFA           Vice President - Investments;
                                                       Assistant Treasurer
                       Bryce A. Doty, CFA (1)      Vice President - Investments
                       Paul J. Jungquist, CFA (2)  Vice President - Investments
                       Paul E. Rasmussen           Vice President & Treasurer
                       Michael P. Eckert           Vice President
                       Michael J. Radmer           Secretary
                       Carla J. Rose               Assistant Secretary

(1)   Bond Fund and U.S. Government Securities Fund only.
(2)   Money Market Fund only.

SEMI-ANNUAL REPORT BOND FUNDS

SIX-MONTHS ENDED SEPTEMBER 30, 1999

INVESTMENT ADVISER
SIT INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

DISTRIBUTOR
SIA SECURITIES CORP.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580

CUSTODIAN
THE NORTHER TRUST COMPANY
50 SOUTH LASALLE STREET
CHICAGO, IL 60675

TRANSFER AGENT AND
DISBURSING AGENT
FIRST DATA INVESTOR SERVICES
P.O. BOX 5166
WESTBORO, MA 01581-5166

AUDITORS
KPMG PEAT MARWICK LLP
4200 NORWEST CENTER
MINNEAPOLIS, MN 55402

LEGAL COUNSEL
DORSEY & WHITNEY LLP
220 SOUTH SIXTH STREET
MINNEAPOLIS, MN 55402

INVESTMENT SUB-ADVISOR
(DEVELOPING MARKETS GROWTH FUND AND
INTERNATIONAL GROWTH FUND)
SIT/KIM INTERNATIONAL INVESTMENT ASSOCIATES, INC.
4600 NORWEST CENTER
MINNEAPOLIS, MN 55402
612-334-5888 (METRO AREA)
800-332-5580


                                     [LOGO]
                                SIT MUTUAL FUNDS
                                ----------------
                          THE INVESTMENT IS MUTUAL(SM)